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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08

Item 1 — Reports to Shareholders

2008 Annual Report
Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Schedule of Investments	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Explanations of Charts, Tables and Financial Statements	36
Designation Requirements	39
Trustees and Officers	40

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s Managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned -15.84% and -16.06%, respectively, for the 12-month period ended December 31, 2008, compared with a -19.84% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Government/Credit Bond Index, the Portfolio’s other secondary benchmark, which returned -37.00% and 5.70%, respectively.

Economic Overview

Continuing turmoil from the credit crisis and concerns over a prolonged recession, characterized U.S. equity markets during the 12-month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and for a brief period, inflation worries took center stage before more evidence of slowing economic growth began to weigh on markets as the credit crisis intensified in September. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed, along with central banks around the world, took unprecedented steps in an attempt to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before rebounding modestly. Volatility eased by December, but most domestic indices finished the period over 30% lower. Commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Financials were easily the worst performing sector followed by the materials sector. In fixed income markets, a flight-to-quality trade, particularly late in the period, generally led to out-sized gains for holders of U.S. Treasuries and significant losses for corporate bond holders during the 12-month period. During the first six months, interest rates trended lower, particularly at the short-end of the curve. Credit worries continued to hamper government efforts to unfreeze the short-term funding markets, prompting further government intervention. Investors sought safety by pushing U.S. Treasuries to record low yields in December, when the Fed lowered the fed funds rate from 1% to a range of zero to 0.25%. The yield curve began flattening in November and December. Consequently, long-term government bond indices generated significant gains and were easily the best performing fixed income segment for the period. High-yield corporate bonds were the worst-performers, as yields and spreads spiked to record levels, generating significant losses. Investment grade corporates also performed poorly with spreads hitting levels not seen since the late 1930s. Investment grade and high yield credit spreads did tighten somewhat toward period end.

Lowering Equity Exposure Aided Relative Performance

The Portfolio’s performance during this challenging period reflected both our conservative investment philosophy and our dynamic asset allocation strategy, as our equity and fixed-income teams worked together to determine what we believe to be the optimal balance between stocks and bonds. During this period, our concerns over whether risk was being correctly priced in the stock market led us to reduce our allocation to equities, which were weighted about equal with fixed-income holdings by the end of July. We had reduced our equity exposure to 40% equity by the end of the period.

Underweight in Credits Bolstered Fixed Income Performance

The fixed-income side of the portfolio outperformed the Barclays Capital U.S. Government/Credit Bond Index due to a significant underweighting in credits as well as hard-hit industries within credits such as financials and energy. Among top contributing individual credits were cable provider Comcast, telecommunications holding AT&T, utilities PC&E Corp. and Dominion Resources and financials JP Morgan Chase and Berkshire Hathaway. We viewed the latter two as survivors from the financial crisis. The other three reflect our emphasis on companies that we believe will do well in a struggling economy.

2  Janus Aspen Series  December 31, 2008

(unaudited)

Holdings in Materials and Financials Underweight Boosted Equity Performance

The equity portion’s outperformance relative to the S&P 500® Index can be attributed primarily to a significant underweight in financials and our holdings in the materials sector. Two of the Portfolio’s top four equity contributors were in materials including Potash Corporation of Saskatchewan, Inc., a fertilizer company that benefited from growing demand for productive farmland, the limited global supply of potash and the company’s resulting pricing power. While we believed that Potash Corporation’s revenue outlook remained favorable, we trimmed our position in the stock to more accurately reflect our view of the company’s risk/reward profile. Our trimming was timely, because the stock subsequently fell as commodity prices declined late in the period. We then exited the holding.

Also within the materials sector, Swiss-based Syngenta, a leader in crop protection, reported strong results early in the period driven by demand in Latin America. We trimmed the position following its strong performance during the first half of the period, then exited the position as the stock was impacted by declining commodity prices. Another top contributor was Canada-based Suncor, a leader in oil-sands mining that also posted gains in reaction to higher oil prices during the first half of the period. We trimmed the position to harvest gains and subsequently exited the holding as energy prices declined during the summer and into the fall.

Underweight in Agency Debt Weighed on Fixed Income

The largest detractor for the fixed income portion of the portfolio was our significant underweight in agency/government debt particularly during the first half of the period. We favored Treasuries over agencies for providing the best protection from market uncertainty.

In terms of credits, our main detractors were investment banks Morgan Stanley and Goldman Sachs. Both were hurt by the market’s lack of faith in investment banks. Even though these companies demonstrated relative strength throughout the crisis, the performance of the entire financial sector was hit hard as questions of bank liquidity and solvency continued to arise. We exited both positions due to uncertainty within the financial systems.

Other detractors included SuperValu and Steel Dynamics, which we continued to hold. SuperValu is a grocery retailer that was negatively impacted by the debt it incurred to finance its purchase of Albertsons. We believe the company’s management is committed to debt reduction. Steel Dynamics was hurt as volume for steel products fell off; however, we believe demand for the company’s end-product structural steel remained strong because of lack of supply in the U.S.

Select Consumer Equity Holdings Detracted

Our equity holdings in consumer discretionary and consumer staples detracted the most from our relative performance. Within consumer staples, Belgium-brewer InBev declined after experiencing rising input costs and competitive pricing the last few quarters. During the second half of the period, the stock performed very poorly following the company’s announced purchase of Anheuser Busch. Investors reacted negatively to InBev’s assumption of debt and need to raise capital via an equity rights offering upon the completion of the acquisition, which resulted in the renaming of the company to Anheuser-Busch InBev. We believe the company’s core franchise is undervalued and that it will benefit as it divests assets and deleverages its balance sheet. We also think management will be able to reduce costs in Anheuser Busch. Taking a longer term view, we believe that the resulting franchise will be better balanced geographically and more focused on fewer and stronger brands. We added to the name because our conviction increased as the stock price decreased.

The largest individual detractor was ConocoPhillips, which was impacted by the decline in energy prices. We believe ConocoPhillips remains one of the most under-valued of the integrated energy companies and that management has a stronger focus on cash generation and shareholder return than previously thought.

Outlook

As we enter a new year, we recognize that great uncertainty about the future persists. We believe that there will be more negative surprises in 2009. However, we remain optimistic that the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds.

In the Portfolio, as fixed income spreads relative to Treasuries come down we will consider adding to our equity allocation. In the fixed income portion of the Portfolio, we were favoring credits over Treasuries and emphasizing companies with what we think are quality business models, that have steady cash-

Janus Aspen Series  December 31, 2008  3

Janus Aspen Balanced Portfolio (unaudited)

flow generation, and management teams that are focused on debt reductions. For the equity portion, we continue to look for companies we feel have been unnecessarily beaten up and that we think offer attractive value and good growth prospects in a tough economic environment.

Thank you for investing in Janus Aspen Balanced Portfolio.

4  Janus Aspen Series  December 31, 2008

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Syngenta A.G. (ADR)	0.54%
Suncor Energy, Inc.	0.29%
Gilead Sciences, Inc.	0.21%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.20%
Anheuser-Busch InBev N.V. – VVPR Strips	0.20%

5 Bottom Performers – Holdings

Contribution

ConocoPhilips	–1.86%
Anheuser-Busch InBev N.V.	–1.40%
Fannie Mae	–1.27%
Reckitt Benckiser PLC	–1.24%
Corning, Inc.	–1.20%

5 Top Performers – Sectors

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Materials	0.14%	6.79%	3.48%
Utilities	0.00%	0.00%	3.76%
Telecommunication Services	–0.17%	0.21%	3.38%
Financials	–2.36%	4.18%	15.64%
Health Care	–2.74%	13.94%	12.68%

5 Bottom Performers – Sectors

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Information Technology	–7.36%	16.63%	16.03%
Consumer Discretionary	–7.20%	11.21%	8.43%
Industrials	–6.42%	11.85%	11.44%
Consumer Staples	–6.31%	23.77%	11.48%
Energy	–3.27%	11.42%	13.68%

Janus Aspen Series  December 31, 2008  5

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Anheuser-Busch InBev N.V. Brewery	2.2%
Nestle S.A. Food – Diversified	2.2%
Roche Holding A.G. Medical – Drugs	2.2%
ConocoPhillips Oil Companies – Integrated	2.0%
Philip Morris International, Inc. Tobacco	1.6%

10.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

6  Janus Aspen Series  December 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio

Institutional Shares	–15.84%	3.83%	4.28%	9.32%	0.57%

Service Shares	–16.06%	3.57%	4.10%	9.20%	0.82%

S&P 500® Index	–37.00%	–2.19%	–1.38%	6.45%

Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	5.64%	6.00%

Balanced Index	–19.84%	1.07%	2.06%	6.56%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	10/157	3/75	4/45	1/18

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series  December 31, 2008  7

Janus Aspen Balanced Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/31/08)	(12/31/08)	(7/31/08-12/31/08)†

Actual	$1,000.00	$861.80	$2.62

Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/31/08)	(12/31/08)	(7/31/08-12/31/08)†

Actual	$1,000.00	$860.50	$3.79

Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12

†	Expenses are equal to the annualized expense ratio of 0.56% for Institutional Shares and 0.81% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8  Janus Aspen Series  December 31, 2008

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Bank Loans – 0.1%
Automotive – Cars and Light Trucks – 0.1%
$3,080,000	Ford Motor Co., 0.0000% due 1/30/09‡ (cost $1,483,722)	$1,234,556

Common Stock – 40.0%
Aerospace and Defense – 1.0%
811,480	BAE Systems PLC**	4,421,698
104,815	Boeing Co.	4,472,456
305,650	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	4,954,587
		13,848,741
Agricultural Chemicals – 1.2%
46,670	Monsanto Co.	3,283,235
346,744	Syngenta A.G. (ADR)**	13,571,560
		16,854,795
Apparel Manufacturers – 0.6%
1,434,755	Esprit Holdings, Ltd.	8,178,362
Applications Software – 0.6%
77,025	Citrix Systems, Inc.*	1,815,479
326,895	Microsoft Corp.	6,354,839
		8,170,318
Athletic Footwear – 0.6%
162,285	NIKE, Inc. – Class B	8,276,535
Brewery – 2.2%
1,348,663	Anheuser-Busch InBev N.V.**	31,264,328
784,368	Anheuser-Busch InBev N.V. – VVPR Strips*,**	4,370
		31,268,698
Cable Television – 0.3%
153,740	DIRECTV Group, Inc.*	3,522,183
Casino Hotels – 1.0%
756,766	Crown, Ltd.	3,167,015
318,365	MGM Mirage*	4,380,702
143,975	Wynn Resorts, Ltd.*	6,084,384
		13,632,101
Commercial Services – Finance – 0.4%
61,580	Visa, Inc. – Class A	3,229,871
171,730	Western Union Co.	2,462,608
		5,692,479
Computers – 1.2%
127,905	Apple, Inc.*	10,916,692
160,150	Research In Motion, Ltd. (U.S. Shares)*	6,498,887
		17,415,579
Computers – Memory Devices – 0.4%
600,708	EMC Corp.*	6,289,413
Cosmetics and Toiletries – 0.8%
164,050	Colgate-Palmolive Co.	11,243,987
Diversified Operations – 1.2%
1,364,670	China Merchants Holdings International Company, Ltd.	2,689,235
230,790	Danaher Corp.	13,065,022
2,899,640	Melco International Development, Ltd.	967,707
		16,721,964
E-Commerce/Services – 0.3%
304,800	eBay, Inc.*	4,255,008
130,295	Liberty Media Interactive – Class A*	406,520
		4,661,528
Electric Products – Miscellaneous – 0.4%
141,345	Emerson Electric Co.	5,174,640
Electronic Connectors – 0.1%
77,025	Amphenol Corp. – Class A	1,847,060
Enterprise Software/Services – 1.6%
1,291,900	Oracle Corp.*	22,905,387
Finance – Investment Bankers/Brokers – 1.3%
182,310	Credit Suisse Group (ADR)**	5,152,081
66,960	Goldman Sachs Group, Inc.	5,650,754
498,130	Morgan Stanley Co.	7,990,005
		18,792,840
Food – Diversified – 2.2%
789,397	Nestle S.A.**	31,125,328
Hotels and Motels – 0.4%
348,492	Starwood Hotels & Resorts Worldwide Inc.	6,238,007
Industrial Gases – 0.3%
68,320	Praxair, Inc.	4,055,475
Machinery – General Industrial – 0.3%
10,935,755	Shanghai Electric Group Company, Ltd.	4,480,023
Medical – Biomedical and Genetic – 1.8%
120,025	Celgene Corp.*	6,634,982
366,682	Gilead Sciences, Inc.*	18,752,117
		25,387,099
Medical – Drugs – 4.4%
192,925	Allergan, Inc.	7,778,736
398,135	Bristol-Myers Squibb Co.	9,256,639
308,305	Merck & Company, Inc.	9,372,472
198,801	Roche Holding A.G.**	30,615,116
120,780	Wyeth	4,530,458
		61,553,421
Medical – HMO – 1.1%
555,745	UnitedHealth Group, Inc.	14,782,817
Medical Products – 0.7%
105,775	Baxter International, Inc.	5,668,482
114,050	Covidien, Ltd.	4,133,172
		9,801,654
Networking Products – 0.3%
233,865	Cisco Systems, Inc.*	3,812,000
Oil Companies – Exploration and Production – 1.2%
359,220	EnCana Corp. (U.S. Shares)	16,696,546
Oil Companies – Integrated – 3.1%
545,285	ConocoPhillips	28,245,763
288,030	Hess Corp.	15,449,929
		43,695,692
Optical Supplies – 0.2%
26,965	Alcon, Inc. (U.S. Shares)**	2,405,008
Power Converters and Power Supply Equipment – 0.2%
189,705	Suntech Power Holdings Company, Ltd. (ADR)*	2,219,549

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Retail – Consumer Electronics – 0.5%
105,035	Yamada Denki Company, Ltd.**	$7,293,330
Retail – Drug Store – 1.6%
764,385	CVS/Caremark Corp.	21,968,425
Retail – Jewelry – 0.1%
58,100	Tiffany & Co.	1,372,903
Soap and Cleaning Preparations – 1.4%
536,927	Reckitt Benckiser PLC**	19,998,047
Telecommunication Equipment – Fiber Optics – 0.7%
1,061,391	Corning, Inc.	10,115,056
Tobacco – 2.0%
380,980	Altria Group, Inc.	5,737,559
528,475	Philip Morris International, Inc.	22,993,947
		28,731,506
Toys – 0.4%
15,400	Nintendo Company, Ltd.**	5,917,907
Transportation – Railroad – 1.3%
314,721	Canadian National Railway Co. (U.S. Shares)	11,569,144
128,489	Union Pacific Corp.	6,141,774
		17,710,918
Wireless Equipment – 0.5%
211,165	QUALCOMM, Inc.	7,566,042

Total Common Stock (cost $634,679,635)		561,423,363

Corporate Bonds – 18.8%
Aerospace and Defense – 0.1%
$1,540,000	Lockheed Martin Corp., 6.1500% due 9/1/36	1,669,711
Agricultural Chemicals – 0.0%
720,000	Mosaic Co. 7.6300% due 12/1/16 (144A)	576,000
Beverages – Non-Alcoholic – 0.7%
4,210,000	Dr. Pepper Snapple Group 6.1200%, due 5/1/13 (144A)	4,147,005
1,545,000	Dr. Pepper Snapple Group 6.8200%, due 5/1/18 (144A)	1,523,914
1,885,000	Dr. Pepper Snapple Group 7.4500%, due 5/1/38 (144A)	1,878,022
1,545,000	PepsiCo, Inc., 7.9000%, due 11/1/18	1,893,625
		9,442,566
Cable Television – 1.5%
3,160,000	Comcast Corp. 6.3000% due 11/15/17	3,076,241
2,770,000	Comcast Corp. 5.7000% due 5/15/18	2,597,728
2,770,000	Comcast Corp. 6.4000% due 5/15/38	2,763,527
1,540,000	Cox Communications, Inc. 9.3800% due 1/15/19 (144A)	1,611,304
2,605,000	Cox Communications, Inc. 6.9500% due 6/1/38 (144A)	2,356,282
3,075,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	2,960,625
765,000	Time Warner Cable, Inc., 8.7500% due 2/14/19	831,811
4,770,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	4,955,401
		21,152,919
Chemicals – Diversified – 0.1%
$1,730,000	E.I. DU Pont De Nemours, 5.0000% due 7/15/13	1,740,409
Coal – 0.1%
1,850,000	Arch Western Finance, 6.7500% due 7/1/13	1,609,500
Commercial Banks – 0.3%
3,645,000	Credit Suisse New York, 5.0000% due 5/15/13**	3,508,061
755,000	Sovereign Bancorp Inc CB, 2.7500% due 1/17/2012	774,525
		4,282,586
Computers – 0.1%
1,825,000	Hewlett-Packard Co., 6.1300% due 3/1/14	1,939,979
Consumer Products – Miscellaneous – 0.3%
950,000	Clorox Co., 5.0000% due 3/1/13	935,964
2,135,000	Clorox Co., 5.9500% due 10/15/17	2,020,319
1,380,000	Fortune Brands, Inc., 5.8800% due 1/15/36	1,012,311
460,000	Kimberly Clark, 7.5000% due 11/1/18	541,677
		4,510,271
Cosmetics and Toiletries – 0.2%
1,075,000	Estee Lauder Companies, Inc., 7.7500% due 11/1/13	1,136,516
2,100,000	Procter & Gamble Co., 4.6000% due 1/15/14	2,200,596
		3,337,112
Data Processing and Management – 0.1%
1,740,000	Fiserv, Inc., 6.8000% due 11/20/17	1,541,210
Diversified Operations – 2.1%
6,629,000	3M Company, 4.3800% due 8/15/13	6,961,510
2,285,000	Dover Corp., 5.4500% due 3/15/18	2,356,457
1,150,000	Dover Corp., 6.6000% due 3/15/38	1,299,828
1,590,000	Eaton Corp., 4.9000% due 5/15/13	1,520,741
1,365,000	JP Morgan Chase & Co CB, 3.1300% due 12/1/11	1,418,097
2,720,000	JP Morgan Chase & Co CB, 2.1250% due 6/22/12	2,731,329
7,045,000	JP Morgan Chase & Co CB, 6.0000% due 1/15/18	7,436,166
1,025,000	Kansas City Southern Railway, 13.0000% due 12/15/13	1,027,563
1,385,000	Morgan Stanley CB, 6.7500% due 4/15/11	1,362,738

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Diversified Operations – (continued)
2,795,000	Morgan Stanley CB, 2.0000% due 9/22/11	$2,812,627
		28,927,056
Electric – Generation – 0.2%
1,895,000	Allegheny Energy Supply 8.2500% due 4/15/12 (144A)	1,866,575
920,000	Edison Mission Energy, 7.0000% due 5/15/17	800,400
		2,666,975
Electric – Integrated – 2.5%
3,780,000	CMS Energy Corp., 6.3000% due 2/1/12	3,469,927
1,145,000	Consumers Energy Co., 5.6500% due 9/15/18	1,099,516
885,000	Duke Energy Carolinas, 5.1000% due 4/15/18	894,710
1,240,000	Duke Energy Carolinas, 6.0500% due 4/15/38	1,360,292
1,535,000	Midamerican Energy Holdings, 5.9500% due 5/15/37	1,391,866
1,540,000	Midamerican Energy Holdings, 6.5000% due 9/15/37	1,503,263
2,610,000	Oncor Electric Delivery 5.9500% due 9/1/13 (144A)	2,434,162
495,000	Pacific Gas and Electric Co., 3.6000% due 3/1/09	493,626
1,740,000	Pacific Gas and Electric Co., 4.2000% due 3/1/11	1,718,899
680,000	Pacificorp, 6.2500% due 10/15/37	718,849
3,095,000	PG&E Corp., 8.2500% due 10/15/18	3,718,522
530,000	Public Service Colorado, 5.8000% due 8/1/18	549,667
3,315,000	Tampa Electric, 6.1000% due 5/15/18	3,016,875
1,870,000	TXU Energy Co. LLC 10.5000% due 11/1/15 (144A)	1,327,700
4,030,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	3,939,817
3,120,000	Virginia Electric & Power Co., 8.8800% due 11/15/38	3,948,556
3,985,000	West Penn Power Co. 5.9500% due 12/15/17 (144A)	3,357,171
		34,943,418
Enterprise Software/Services – 0.3%
3,804,000	BMC Software, Inc., 7.2500% due 6/1/18	3,576,962
Fiduciary Banks – 0.1%
1,755,000	Bank of New York Mellon, 4.5000% due 4/1/13	1,745,040
Finance – Consumer Loans – 0.3%
4,550,000	Deere & Co CB 2.8750% due 6/19/2012	4,679,634
Finance – Investment Bankers/Brokers – 0.1%
1,535,000	Morgan Stanley, 6.6250% due 4/1/18	1,346,640
Food – Miscellaneous/Diversified – 0.5%
1,961,000	General Mills, Inc., 5.2500% due 8/15/13	1,972,819
1,200,000	General Mills, Inc., 5.2000% due 3/17/15	1,172,899
860,000	Kellogg Company, 4.2500% due 3/6/13	832,818
1,740,000	Kraft Foods, Inc., 6.7500% due 2/19/14	1,805,713
1,535,000	Kraft Foods, Inc., 6.1300%, due 2/1/18	1,504,142
		7,288,391
Food – Retail – 0.9%
1,050,000	Kroger Co., 7.5000% due 1/15/14	1,103,759
2,490,000	Kroger Co., 6.4000% due 8/15/17	2,511,073
990,000	Kroger Co., 6.1500% due 1/15/20	976,758
2,510,000	Safeway Inc., 6.2500% due 3/15/14	2,523,014
765,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	642,600
5,370,000	Supervalu, Inc., 7.5000% due 11/15/14	4,403,400
		12,160,604
Gas – Distribution – 0.1%
900,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	735,305
Independent Power Producer – 0.4%
1,055,000	NRG Energy, Inc., 7.3750% due 2/1/16	981,150
3,775,000	Reliant Energy, Inc., 7.6250% due 6/15/14	3,133,250
2,380,000	Reliant Energy, Inc., 7.8750% due 6/15/17	1,927,800
		6,042,200
Machinery – Construction and Mining – 0.1%
1,105,000	Atlas Copco A.B. 5.6000% due 5/22/17 (144A)§	1,038,041
Medical – Hospitals – 0.3%
1,890,000	HCA, Inc., 6.5000% due 2/15/16	1,162,350
2,865,000	HCA, Inc., 9.2500% due 11/15/16	2,628,638
		3,790,988
Medical Products – 0.6%
4,675,000	Covidien International Finance S.A. 5.4500% due 10/15/12**	4,573,889
3,480,000	Covidien International Finance S.A. 6.0000% due 10/15/17**	3,433,041
1,070,000	Covidien International Finance S.A. 6.5500% due 10/15/37**	1,085,612
		9,092,542

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Multimedia – 0.2%
770,000	Viacom, Inc., 6.8800% due 4/30/36	$608,513
1,065,000	Viacom, Inc., 6.1250% due 10/5/17	882,690
1,510,000	Walt Disney Company, 4.5000% due 12/15/13	1,519,962
		3,011,165
Office Automation and Equipment – 0.3%
540,000	Xerox Corp, 2.6000% due 12/18/09‡	499,206
1,235,000	Xerox Corp, 5.6500% due 5/15/13	969,327
3,215,000	Xerox Corp, 6.3500% due 5/15/18	2,514,432
		3,982,965
Oil – Field Services – 0.1%
1,815,000	Weatherford International Ltd., 7.0000% due 3/15/38	1,393,036
Oil Companies – Exploration and Production – 0.0%
335,000	Forest Oil Corp., 8.0000% due 12/15/11	305,688
Pipelines – 1.1%
820,000	El Paso Corp., 12.0000% due 12/12/13	803,600
2,925,000	El Paso Corp., 7.0000% due 6/15/17	2,289,120
1,810,000	Enbridge Energy Partners, 9.8800% due 3/1/19	1,821,613
930,000	Kinder Morgan Energy Partners L.P. 6.0000% due 2/1/17	807,403
564,000	Kinder Morgan Energy Partners L.P. 6.5000% due 2/1/37	430,621
645,000	Kinder Morgan Energy Partners N.T. 5.9500% due 2/15/18	550,485
4,420,000	Kinder Morgan Energy Partners N.T. 6.9500% due 1/15/38	3,574,662
5,910,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	4,402,949
855,000	Plains All American Pipeline L.P., 6.5000% due 5/1/18	681,861
745,000	Southern Natural Gas Co. 5.9000% due 4/1/17 (144A)	590,381
		15,952,695
Reinsurance – 0.3%
3,530,000	Berkshire Hathaway, Inc. 5.0000% due 8/15/13 (144A)	3,590,861
Retail – Discount – 0.2%
1,245,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	1,281,452
1,245,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	1,424,847
		2,706,299
Retail – Regional Department Stores – 0.2%
3,210,000	May Department Stores Co., 4.8000% due 7/15/09	3,042,557
Special Purpose Entity – 0.2%
1,455,000	Petroplus Finance, Ltd. 6.7500% due 5/1/14 (144A)	923,925
2,558,000	Petroplus Finance, Ltd. 7.0000% due 5/1/17 (144A)	1,560,380
		2,484,305
Steel – Producers – 0.2%
3,718,000	Steel Dynamics, Inc. 7.7500% due 4/15/16 (144A)	2,574,715
Super-Regional Banks – 1.8%
5,440,000	Bank of America Corp., 1.7000% due 12/23/10	5,456,130
3,560,000	Bank of America Corp., 4.9000% due 5/1/13	3,526,191
1,515,000	Bank of America Corp., 5.6500% due 5/1/18	1,523,990
7,751,000	Bank of America Corp., 8.0000% due 7/30/99‡	5,575,200
2,090,000	PNC Financial Services Group I CB 2.3000% due 6/22/12	2,110,877
2,955,000	Wells Fargo Capital XV, 9.7500% due 3/26/99‡	2,984,550
4,100,000	Wells Fargo & Co., 5.6300% due 12/11/17	4,277,436
		25,454,374
Telephone – Integrated – 1.0%
5,005,000	AT&T, Inc., 4.9500% due 1/15/13	5,032,657
1,220,000	AT&T, Inc., 5.5000% due 2/1/18	1,232,963
3,150,000	AT&T, Inc., 5.6000% due 5/15/18	3,207,154
1,850,000	AT&T, Inc., 6.4000% due 5/15/38	1,981,685
1,432,000	Sprint Capital Corp., 8.3800% due 3/15/12	1,145,600
410,000	Sprint Nextel Corp., 6.0000% due 12/1/16	289,050
1,230,000	Verizon Communications, 8.7500% due 11/1/18	1,443,063
		14,332,172
Transportation – Railroad – 0.6%
2,055,000	Burlington North Santa Fe, 5.7500% due 3/15/18	1,980,981
1,445,000	Canadian National Railway Co., 4.2500% due 8/1/09	1,442,405
1,395,000	CSX Corp., 8.3800% due 10/15/14	1,448,359
3,690,000	Union Pacific Corp., 5.7000% due 8/15/18	3,552,492
		8,424,237

See Notes to Schedule of Investments and Financial Statements.

12  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Wireless Equipment – 0.6%
3,621,000	Rogers Communications, Inc., 6.3750% due 3/1/14	$3,442,112
3,540,000	Rogers Communications, Inc., 6.8000% due 8/15/18	3,576,926
885,000	Rogers Communications, Inc., 7.5000% due 8/15/38	959,000
		7,978,038

Total Corporate Bonds (cost $268,706,444)		265,069,166

Mortgage-Backed Securities – 17.4%
	Fannie Mae:
7,665,188	5.0000%, due 2/1/23	7,879,403
2,826,048	4.5000%, due 5/1/23	2,892,662
5,689,473	4.5000%, due 6/1/23	5,823,582
4,335,732	4.5000%, due 6/1/23	4,437,931
6,535,895	5.0000%, due 9/1/23	6,718,550
8,462,110	5.5000%, due 8/1/23	8,729,119
3,853,008	6.0000%, due 11/1/23	4,002,880
7,012,294	6.0000%, due 4/1/37	7,226,950
3,533,421	5.5000%, due 6/1/37	3,626,126
4,141,032	6.0000%, due 9/1/37	4,267,795
9,701,353	6.5000%, due 10/1/37	10,087,891
6,894,791	5.0000%, due 3/1/38	7,046,986
3,520,501	6.0000%, due 3/1/38	3,628,268
15,461,374	5.5000%, due 4/1/38	15,865,478
3,619,865	5.0000%, due 5/1/38	3,699,769
17,221,491	5.0000%, due 5/1/38	17,601,636
7,208,284	5.5000%, due 5/1/38	7,396,682
17,165,862	5.5000%, due 6/1/38	17,614,515
3,621,589	5.5000%, due 6/1/38	3,716,244
3,550,986	5.5000%, due 6/1/38	3,643,796
13,075,515	6.0000%, due 6/1/38	13,474,466
3,592,384	5.5000%, due 7/1/38	3,686,276
1,404,469	5.5000%, due 7/1/38	1,441,177
6,964,288	6.0000%, due 7/1/38	7,176,778
4,168,214	5.5000%, due 10/1/38	4,277,572
	Freddie Mac:
3,499,477	4.5000%, due 4/1/23	3,583,059
3,143,075	6.0000%, due 8/1/23	3,259,395
1,697,417	5.5000%, due 2/1/38	1,739,299
9,293,617	6.0000%, due 2/1/38	9,583,916
3,290,415	5.0000%, due 4/1/38	3,366,132
2,823,448	4.5000%, due 5/1/38	2,865,318
836,262	4.5000%, due 5/1/38	848,663
3,629,009	5.0000%, due 5/1/38	3,712,517
5,867,268	5.5000%, due 5/1/38	6,011,450
8,228,974	5.5000%, due 6/1/38	8,431,193
4,963,629	6.0000%, due 6/1/38	5,118,178
9,813,355	5.0000%, due 8/1/38	10,039,174
6,877,113	6.0000%, due 8/1/38	7,091,242
1,999,139	5.5000%, due 9/1/38	2,048,265
1,572,352	6.5000%, due 9/1/38	1,634,912

Total Mortgage-Backed Securities (cost $236,482,863)		245,295,245

U.S Government Agencies – 7.2%
	Fannie Mae:
3,120,000	5.2500%, 1/15/09	3,125,373
655,000	6.3750%, 6/15/09	672,732
14,683,000	2.8800%, due 10/12/10	15,144,912
12,826,000	3.6300%, due 8/15/11	13,594,239
6,975,000	3.8800%, due 7/12/13	7,401,849
3,475,000	5.3800%, due 6/12/17	4,059,898
10,085,000	6.6250%, due 11/15/30	14,560,743
	Freddie Mac:
1,665,000	5.7500%, 3/15/09	1,683,337
6,530,000	3.1300%, due 10/25/10	6,759,693
8,153,000	2.8750%, due 11/23/10	8,407,398
14,365,000	3.8800%, due 6/29/11	15,287,419
6,975,000	3.7500%, due 6/28/13	7,427,684
3,475,000	4.8800%, due 6/13/18	3,993,783

Total U.S. Government Agencies (cost $97,505,115)		102,119,060

Preferred Stock – 0.2%
Food – Miscellaneous/Diversified – 0.1%
10	Heinz (H.J.) Finance Co. (144A)	1,028,125
Metal – Diversified – 0.1%
29,865	Freeport-McMoRan Copper & Gold, Inc. convertible	1,417,094

Total Preferred Stock (cost $2,416,497)		2,445,219

U.S. Treasury Notes/Bonds – 15.0%
1,705,000	4.8750%, due 5/15/09	1,734,237
1,595,000	4.8750%, due 5/31/09	1,625,404
14,040,000	3.5000%, due 8/15/09	14,314,763
9,721,000	4.6250%, due 11/15/09	10,073,765
10,095,000	2.1250%, due 1/31/10	10,279,940
2,026,000	4.5000%, due 5/15/10	2,139,409
5,635,000	2.6250%, due 5/31/10	5,805,149
766,000	3.6250%, due 6/15/10	800,590
2,445,000	2.8750%, due 6/30/10	2,532,008
6,200,000	2.7500%, due 7/31/10	6,422,816
220,000	2.3750%, due 8/31/10	226,677
6,080,000	1.2500%, due 11/30/10	6,145,299
2,731,000	4.5000%, due 2/28/11	2,952,894
2,487,000	4.8750%, due 7/31/11	2,744,832
2,505,000	4.5000%, due 9/30/11	2,748,651
39,420,000	1.7500%, due 11/15/11	40,319,170
820,000	3.3750%, due 6/30/13	894,056
5,651,000	3.1250%, due 8/31/13	6,092,925
29,965,000	3.1250%, due 9/30/13	32,331,756
6,830,000	2.7500%, due 10/31/13	7,261,144
5,520,000	2.0000%, due 11/30/13	5,663,178
798,000	4.5000%, due 2/15/16	939,396
763,540	1.3750%, due 7/15/18ÇÇ	714,088
13,648,000	4.0000%, due 8/15/18	15,760,246
6,235,000	3.7500%, due 11/15/18	7,058,207
5,326,000	6.0000%, due 2/15/26	7,433,099
538,000	4.7500%, due 2/15/37	749,670
1,525,000	4.3750%, due 2/15/38	2,042,547
9,535,000	4.5000%, due 5/15/38	13,013,788

Total U.S. Treasury Notes/Bonds (cost $197,803,463)		210,819,704

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Repurchase Agreement – 0.9%
12,460,000	RBC Capital Markets, 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $12,460,083 collateralized by $13,516,579 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $12,709,200 (cost $12,460,000)	$12,460,000

Total Investments (total cost $1,451,537,739) – 99.6%		1,400,866,313

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		5,279,979

Net Assets – 100%		$1,406,146,292

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,167,015	0.2%
Belgium	31,268,698	2.2%
Bermuda	16,188,875	1.2%
Brazil	4,954,586	0.4%
Canada	48,587,969	3.5%
Cayman Islands	2,219,549	0.2%
China	4,480,023	0.3%
Hong Kong	3,656,943	0.3%
Japan	13,211,237	0.9%
Luxembourg	9,092,542	0.6%
Sweden	1,038,041	0.1%
Switzerland	86,377,154	6.2%
United Kingdom	24,419,745	1.7%
United States††	1,152,203,936	82.2%

Total	$1,400,866,313	100.0%

††	Includes Short-Term Securities (81.3% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/23/09	9,100,000	$13,072,491	$1,243,630
Euro 1/29/09	3,400,000	4,719,863	(220,304)
Euro 2/6/09	5,600,000	7,771,210	(56,650)
Japanese Yen 1/23/09	216,000,000	2,384,368	(172,839)
Japanese Yen 2/6/09	110,000,000	1,214,705	15,857
Swiss Franc 1/23/09	25,200,000	23,691,782	(2,227,985)

Total		$52,854,419	$(1,418,291)

See Notes to Schedule of Investments and Financial Statements.

14  Janus Aspen Series  December 31, 2008

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2008	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,451,538
Investments at value	$1,400,866
Cash	544
Receivables:
Investments sold	60
Portfolio shares sold	150
Dividends	1,823
Interest	7,377
Non-interested Trustees’ deferred compensation	44
Other assets	4
Forward currency contracts	1,260
Total Assets	1,412,128
Liabilities:
Payables:
Investments purchased	1,471
Portfolio shares repurchased	953
Advisory fees	634
Transfer agent fees and expenses	1
Distribution fees – Service Shares	98
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	44
Accrued expenses and other payables	103
Forward currency contracts	2,678
Total Liabilities	5,982
Net Assets	$1,406,146
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,417,475
Undistributed net investment income/(loss)*	8,280
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	32,495
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(52,104)
Total Net Assets	$1,406,146
Net Assets – Institutional Shares	$926,938
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	40,470
Net Asset Value Per Share	$22.90
Net Assets – Service Shares	$479,208
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,172
Net Asset Value Per Share	$23.76

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  15

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2008	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$36,887
Securities lending income	1,305
Dividends	18,125
Dividends from affiliates	1,226
Foreign tax withheld	(1,005)
Total Investment Income	56,538
Expenses:
Advisory fees	9,267
Transfer agent fees and expenses	7
Non-interested Trustees’ fees and expenses	32
Audit fees	28
Distribution fees – Service Shares	1,357
Other expenses	280
Non-recurring costs (Note 2)	2
Costs assumeed by Janus Capital Management LLC (Note 2)	(2)
Total Expenses	10,971
Expense and Fee Offset	(13)
Net Expenses	10,958
Net Investment Income/(Loss)	45,580
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	34,680
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(367,785)
Net Gain/(Loss) on Investments	(333,105)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(287,525)

See Notes to Financial Statements.

16  Janus Aspen Series  December 31, 2008

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$45,580	$48,492
Net realized gain/(loss) from investment and foreign currency transactions	34,680	124,759
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(367,785)	22,714
Net Increase/(Decrease) in Net Assets Resulting from Operations	(287,525)	195,965
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(29,933)	(35,086)
Service Shares	(13,283)	(12,684)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(81,125)	–
Service Shares	(37,721)	–
Net (Decrease) from Dividends and Distributions	(162,062)	(47,770)
Capital Share Transactions:
Shares sold
Institutional Shares	24,257	23,903
Service Shares	104,030	85,791
Reinvested dividends and distributions
Institutional Shares	111,058	35,086
Service Shares	51,004	12,684
Shares repurchased
Institutional Shares	(240,932)	(307,076)
Service Shares	(108,293)	(68,411)
Net Increase/(Decrease) from Capital Share Transactions	(58,876)	(218,023)
Net Increase/(Decrease) in Net Assets	(508,463)	(69,828)
Net Assets:
Beginning of period	1,914,609	1,984,437
End of period	$1,406,146	$1,914,609

Undistributed net investment income/(loss)*	$8,280	$6,054

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  17

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Balanced Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$30.04	$27.89	$25.74	$24.39	$22.98
Income from Investment Operations:
Net investment income/(loss)	.81	.82	.61	.61	.60
Net gain/(loss) on investments (both realized and unrealized)	(5.23)	2.09	2.12	1.31	1.35
Total from Investment Operations	(4.42)	2.91	2.73	1.92	1.95
Less Distributions:
Dividends (from net investment income)*	(.74)	(.76)	(.58)	(.57)	(.54)
Distributions (from capital gains)*	(1.98)	–	–	–	–
Total Distributions	(2.72)	(.76)	(.58)	(.57)	(.54)
Net Asset Value, End of Period	$22.90	$30.04	$27.89	$25.74	$24.39
Total Return	(15.81)%	10.50%	10.72%	7.95%	8.53%
Net Assets, End of Period (in thousands)	$926,938	$1,335,428	$1,475,350	$1,681,985	$2,395,562
Average Net Assets for the Period (in thousands)	$1,150,680	$1,417,947	$1,554,032	$1,887,185	$3,012,164
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.57%	0.57%	0.58%	0.57%	0.61%
Ratio of Net Expenses to Average Net Assets(2)	0.57%	0.57%	0.57%	0.56%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.77%	2.54%	2.04%	2.01%	2.08%
Portfolio Turnover Rate	120%	54%	52%	52%	64%

Service Shares

For a share outstanding during each	Janus Aspen Balanced Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$31.07	$28.83	$26.61	$25.24	$23.82
Income from Investment Operations:
Net investment income/(loss)	.72	.70	.49	.45	.44
Net gain/(loss) on investments (both realized and unrealized)	(5.37)	2.24	2.27	1.46	1.52
Total from Investment Operations	(4.65)	2.94	2.76	1.91	1.96
Less Distributions:
Dividends (from net investment income)*	(.68)	(.70)	(.54)	(.54)	(.54)
Distributions (from capital gains)*	(1.98)	–	–	–	–
Total Distributions	(2.66)	(.70)	(.54)	(.54)	(.54)
Net Asset Value, End of Period	$23.76	$31.07	$28.83	$26.61	$25.24
Total Return	(16.00)%	10.25%	10.46%	7.62%	8.29%
Net Assets, End of Period (in thousands)	$479,208	$579,181	$509,087	$559,467	$514,135
Average Net Assets for the Period (in thousands)	$542,837	$545,997	$515,319	$526,693	$465,719
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.82%	0.82%	0.83%	0.82%	0.86%
Ratio of Net Expenses to Average Net Assets(2)	0.82%	0.82%	0.82%	0.82%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.53%	2.27%	1.79%	1.77%	1.85%
Portfolio Turnover Rate	120%	54%	52%	52%	64%

    *See Note 3 in Notes to Financial Statements.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2008, 2007, 2006, 2005, and 2004.
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

18  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) (45%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Barclays Capital U.S. Government/Credit Bond Index	Is composed of all bonds that are investment grade with at least one year until maturity. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
Atlas Copco A.B., 5.6000%, due 5/22/17 (144A)	5/15/07	$1,104,503	$1,038,041	0.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2008. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio	$385,403,121	$1,015,463,192	$–

Other Financial Instruments(a):
Janus Aspen Balanced Portfolio	–	(1,418,291)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series  December 31, 2008  19

Notes to Schedule of Investments (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$164,369,376

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2008.

20  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and

22  Janus Aspen Series  December 31, 2008

subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and the Portfolio’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired

24  Janus Aspen Series  December 31, 2008

time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2008 are indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$1,282,080	1.5000% - 7.0800%

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

26  Janus Aspen Series  December 31, 2008

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for

Janus Aspen Series  December 31, 2008  27

Notes to Financial Statements (continued)

Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

28  Janus Aspen Series  December 31, 2008

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Balanced Portfolio
Janus Institutional Cash Management Fund - Institutional Shares	$219,063,307	$234,901,807	$527,909	$–
Janus Institutional Money Market Fund - Institutional Shares	711,417,819	728,501,319	698,136	–

	$930,481,126	$963,403,126	$1,226,045	$–

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Balanced Portfolio	$16,548,791	$76,293,621	$–	$(21,907,897)	$(38,985)	$(82,225,206)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$1,483,091,519	$111,683,637	$(193,908,843)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$43,818,378	$118,243,775	$–	$–

Janus Aspen Series  December 31, 2008  29

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$47,769,415	$–	$–	$–

4.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	870	820
Reinvested dividends and distributions	4,217	1,189
Shares repurchased	(9,068)	(10,463)
Net Increase/(Decrease) in Portfolio Shares	(3,981)	(8,454)
Shares Outstanding, Beginning of Period	44,451	52,905
Shares Outstanding, End of Period	40,470	44,451
Transactions in Portfolio Shares – Service Shares
Shares sold	3,640	2,824
Reinvested dividends and distributions	1,868	415
Shares repurchased	(3,977)	(2,255)
Net Increase/(Decrease) in Portfolio Shares	1,531	984
Shares Outstanding, Beginning of Period	18,641	17,657
Shares Outstanding, End of Period	20,172	18,641

5.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$1,213,287,745	$861,998,652	$771,470,098	$1,152,899,571

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v.

30  Janus Aspen Series  December 31, 2008

Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

32  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  33

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

34  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

36  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38  Janus Aspen Series  December 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen Balanced Portfolio	$118,243,775

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	20%

Janus Aspen Series  December 31, 2008  39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

40  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  41

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  43

Notes

44  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  45

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-704 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Explanations of Charts, Tables and Financial Statements	32
Trustees and Officers	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

During the 12-month period ended December 31, 2008, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 6.02% and 5.71%, respectively, compared to a 5.24% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Update

Turmoil in the credit markets and fears of a prolonged recession characterized financial markets during the 12-month period ending December 31, 2008. Interest rates trended lower, particularly at the short-end of the curve as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during the first half of the year, pausing briefly until the fall. Credit worries continued to hamper government efforts to unfreeze the short-term funding markets, prompting further government intervention. During the period, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in the crisis of confidence that pervaded the markets. Volatility reached historic levels. Investors sought safety by pushing U.S. Treasuries to record low yields in December, when the Fed lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. The yield curve began flattening late in the period, as long-term bond yields declined faster than yields on short-term bonds. Consequently, long-term government bond indices generated significant gains and were easily the best performing fixed income segment. High-yield corporate bonds were the worst performers, as yields and spreads pushed to record levels, generating significant losses. Commercial mortgage-backed securities (CMBS) performed similarly due to a lack of private lenders and concerns that significant defaults could be rising. Investment grade corporates also performed poorly with spreads hitting levels not seen since the late 1930s. Investment grade and high yield credit spreads did tighten somewhat towards period end. Meanwhile, the inter-bank lending market improved as the yields for the three-month London Interbank Offered Rate (LIBOR) dropped dramatically as a result of the U.S. Government’s actions to improve liquidity.

Lack of CMBS Exposure and Treasury Overweight Aided Performance

Our zero weighting in the commercial mortgage-backed securities (CMBS) segment was the largest contributor to relative performance. CMBS experienced a dramatic drop in prices due to fear that the severe valuation declines seen in residential real estate would soon plague commercial real estate. We also had a zero weighting in asset-backed securities (ABS), which was the second worst performing segment behind CMBS within the index. ABS suffered, along with most structured products, from the significant re-pricing of risk during the period.

Against the backdrop of uncertainty and risk aversion, our U.S. Treasury overweight position during most of the period versus the benchmark provided the next strongest contribution. We believe our bias toward holding a large position in U.S. Treasuries and other high-quality securities protected shareholders from much of the spread widening that occurred in the credit and mortgage areas of the market. This defensive position, in the interest of preservation of capital, proved timely.

Individual credits also boosted performance. Among top individual contributors were utility holdings Pacific Gas and Electric Co. and Virginia Electric & Power Co., as well as financials Berkshire Hathaway, JPMorgan Chase and Wells Fargo. We view the three financials as being among the survivors of the financial crisis. At period end, we believed our utility holdings were well financed with strong generating assets. We increased our credit positions in individual utilities late in the period because we believe their hard assets support their businesses and there is an essential nature to their products.

Mortgage-Backed Securities and Credit Overweight Detracted from Returns

Our overweight to credits and underweight in mortgage-backed pass-throughs detracted the most from relative performance. While we scaled back exposure to finance-related holdings, we emphasized credits based on our fundamental analysis of relative risks and opportunities across the fixed-income spectrum. This exposure proved detrimental during the market correction, but we feel the

2  Janus Aspen Series  December 31, 2008

(unaudited)

long-term, risk-reward profile of the credit sector is compelling relative to other spread-based instruments.

MBS spreads reached levels never seen before based on concerns around the housing market and the stability of Fannie Mae and Freddie Mac. Our underweight proved detrimental towards the end of the period, as the Fed attempted to engineer market stability. While volatility persisted among MBS, their total returns benefited from the generally higher yields compared to U.S. Treasuries. Given the recent Fed-engineered attempt at stability in the markets, we will continue to look for opportunities to reduce our underweight, but remain committed to emphasizing the highest quality segments of the market.

Our underweight to agency/government sponsored debt and our cash position also detracted from performance. Among individual credits that underperformed included bonds issued by Goldman Sachs and Morgan Stanley. We sold these investment bank positions, as their volatility spiked during the nadir of the financial crisis. Other detractors included Supervalu and Steel Dynamics, which we continued to hold. Supervalu is a grocery retailer that was negatively impacted by the debt it incurred to finance its purchase of Albertsons. We believe the company’s management is committed to debt reduction. Steel Dynamics was hurt as volume for steel products fell off; however, we believe demand for the company’s end-product structural steel remained strong because of lack of supply in the U.S.

Outlook

After 2008’s epic upheaval, any outlook for 2009 would likely be obsolete by the end of January. However, we have reduced our exposure to Treasuries and cash in favor of generic MBS and corporate credit. With spreads on all products at all time highs, we think there are a plethora of opportunities in investment grade credit in which to explore and possibly add to the portfolio. The main obstacles to the success of this strategy in our view might be continued lack of liquidity and rising defaults. We believe that our ability to add value with individual credit selection will allow us to overcome these obstacles, but are being very cautious as to how and when we add risk to the portfolio. In terms of credit selection, our focus is on companies that have considerable assets, strong cash-flow generation and whose managements are focused on debt reduction.

Thank you for entrusting your assets to us and your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2008

Weighted Average Maturity	5.4 Years
Average Effective Duration*	3.7 Years
30-day Current Yield**
Institutional Shares	4.77%
Service Shares	4.53%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	241

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
December 31, 2008

AAA	61.75%
AA	2.66%
A	10.79%
BBB	16.46%
BB	4.09%
B	2.39%
Other	1.86%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2008

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 0.1% of total net assets.

4  Janus Aspen Series  December 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio

Institutional Shares	6.02%	4.64%	5.54%	7.02%	0.62%	0.62%(a)

Service Shares	5.71%	4.36%	5.27%	6.80%	0.87%	0.87%(b)

Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	6.02%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	2/64	6/54	2/25	1/12

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

(a) Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.

See important disclosures on the next page.

Janus Aspen Series  December 31, 2008  5

Janus Aspen Flexible Bond Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$1,042.50	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$1,041.70	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.37

†	Expenses are equal to the annualized expense ratio of 0.60% for Institutional Shares and 0.86% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

6  Janus Aspen Series  December 31, 2008

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2008

Principal Amount		Value

Corporate Bonds – 39.4%
Aerospace and Defense – 0.3%
$930,000	Lockheed Martin Corp., 6.1500% due 9/1/36	$1,008,332
Beverages – Non-Alcoholic – 1.1%
1,120,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13 (144A)	1,103,241
760,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18 (144A)	749,628
890,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38 (144A)	886,705
910,000	PepsiCo, Inc., 7.9000% due 11/1/18	1,115,339
		3,854,913
Cable Television – 3.0%
870,000	Comcast Corp., 6.3000%, due 11/15/17	846,940
1,285,000	Comcast Corp., 5.7000%, due 5/15/18	1,205,083
1,505,000	Cox Communications, Inc., 4.6250% due 1/15/10	1,456,262
1,285,000	Cox Communications, Inc., 6.2500% due 6/1/18 (144A)	1,140,556
930,000	Cox Communications, Inc., 9.3750% due 1/15/19 (144A)	973,060
1,500,000	Cox Communications, Inc., 6.9500% due 6/1/38 (144A)	1,356,785
830,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	799,128
470,000	Time Warner Cable, Inc., 8.7500% due 2/14/19	511,047
1,830,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	1,901,128
		10,189,989
Cellular Telecommunications – 0.5%
1,689,000	Rogers Communications, Inc., 6.3750% due 3/1/14	1,605,558
Chemicals – Diversified – 0.2%
850,000	E.I. du Pont de Nemours and Co. 5.0000%, due 7/15/13	855,114
Coal – 0.2%
915,000	Arch Western Finance, 6.7500% due 7/1/13	796,050
Commercial Banks – 0.6%
1,700,000	Credit Suisse New York, 5.0000% due 5/15/13	1,636,132
470,000	Sovereign Bank, 2.7500%, due 1/17/12	482,155
		2,118,287
Commercial Services – 0.6%
920,000	Aramark Corp., 8.5000% due 2/1/15	832,600
1,265,000	Iron Mountain, Inc., 8.6250%, due 4/1/13	1,189,100
		2,021,700
Computers – 0.3%
1,110,000	Hewlett-Packard Co., 6.1250%, due 3/1/14	1,179,932
Consumer Products – Miscellaneous – 0.4%
$415,000	Clorox Co., 5.0000%, due 3/1/13	408,868
735,000	Clorox Co., 5.9500%, due 10/15/17	695,520
270,000	Kimberly-Clark Corp., 7.5000% due 11/1/18	317,941
		1,422,329
Cosmetics and Toiletries – 0.6%
650,000	Estee Lauder Companies, Inc., 7.7500% due 11/1/13	687,196
1,288,000	Proctor & Gamble Co., 4.6000% due 1/15/14	1,349,699
		2,036,895
Data Processing and Management – 0.2%
825,000	Fiserv, Inc., 6.8000%, due 11/20/17	730,746
Diversified Operations – 4.0%
3,158,000	3M Co., 4.3750%, due 8/15/13	3,316,405
610,000	Dover Corp., 5.4500%, due 3/15/18	629,076
305,000	Dover Corp., 6.6000%, due 3/15/38	344,737
755,000	Eaton Corp., 4.9000%, due 5/15/13	722,113
930,000	JPMorgan Chase & Co., 2.1250% due 6/22/12	933,873
3,520,000	JPMorgan Chase & Co., 6.0000% due 1/15/18	3,715,445
1,075,000	Kansas City Southern, 7.5000% due 6/15/09	1,077,688
620,000	Kansas City Southern, 13.0000% due 12/15/13	621,550
1,720,000	PNC Financial Services Group 2.0000%, due 9/22/11	1,730,848
570,000	SPX Corp., 7.6250%, due 12/15/14 (144A)	495,900
		13,587,635
Electric – Generation – 0.8%
915,000	Allegheny Energy Supply, 8.2500% due 4/15/12 (144A)	901,275
1,970,000	Edison Mission Energy, 7.0000% due 5/15/17	1,713,900
		2,615,175
Electric – Integrated – 5.7%
1,735,000	CMS Energy Corp., 6.3000%, due 2/1/12	1,592,678
305,000	Consumers Energy Co., 5.6500% due 9/15/18	292,884
440,000	Duke Energy Carolinas, 5.1000% due 4/15/18	444,828
610,000	Duke Energy Carolinas, 6.0500% due 4/15/38	669,176
920,000	MidAmerican Energy Holdings Co. 5.9500%, due 5/15/37	834,213
920,000	MidAmerican Energy Holdings Co. 6.5000%, due 9/15/37	898,053
1,590,000	Monongahela Power Co., 6.7000% due 6/15/14	1,483,569
1,130,000	Oncor Electric Delivery, 5.9500% due 9/1/13 (144A)	1,053,871
740,000	Pacific Gas and Electric Co., 4.8000% due 3/1/14	726,721
1,820,000	Pacific Gas and Electric Co., 8.2500% due 10/15/18	2,186,659
570,000	Pacificorp, 6.2500%, due 10/15/37	602,565

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2008

Principal Amount		Value

Electric – Integrated – (continued)
$240,000	Public Service Colorado, 5.8000% due 8/1/18	$248,906
1,745,000	Southern California Edison Co., 7.6250% due 1/15/10	1,785,552
1,660,000	Tampa Electric, 6.1000%, due 5/15/18	1,510,713
1,555,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	1,520,202
1,830,000	Virginia Electric & Power Co., 8.8750% due 11/15/38	2,315,981
1,545,000	West Penn Power Co., 5.9500% due 12/15/17 (144A)	1,301,588
		19,468,159
Electronic Components – Semiconductors – 0.3%
1,370,000	National Semiconductor Corp., 2.2500% due 6/15/10‡,ß	1,161,272
Enterprise Software/Services – 0.5%
1,743,000	BMC Software, Inc., 7.2500%, due 6/1/18	1,638,971
Fiduciary Banks – 0.3%
890,000	Bank of New York Mellon Corp., 4.5000% due 4/1/13	884,949
Finance – Consumer Loans – 0.6%
670,000	John Deere Capital Corp., 4.8750% due 10/15/10	676,225
1,400,000	John Deere Capital Corp., 2.8750% due 6/19/12	1,439,887
		2,116,112
Finance – Investment Bankers/Brokers – 0.2%
930,000	Morgan Stanley, 6.6250%, due 4/1/18	815,880
Food – Miscellaneous/Diversified – 1.2%
964,000	General Mills, Inc., 5.2500%, due 8/15/13	969,810
640,000	General Mills, Inc., 5.2000%, due 3/17/15	625,546
455,000	Kellogg Co., 4.2500%, due 3/6/13	440,619
1,070,000	Kraft Foods, Inc., 6.7500%, due 2/19/14	1,110,410
920,000	Kraft Foods, Inc., 6.1250%, due 2/1/18	901,505
		4,047,890
Food – Retail – 1.7%
640,000	Kroger Co., 7.5000%, due 1/15/14	672,767
395,000	Kroger Co., 6.1500%, due 1/15/20	389,716
1,540,000	Safeway, Inc., 6.2500%, due 3/15/14	1,547,985
425,000	Stater Brothers Holdings, Inc., 8.1250% due 6/15/12	384,625
695,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	583,800
2,605,000	Supervalu, Inc., 7.5000%, due 11/15/14	2,136,101
		5,714,994
Gas – Distribution – 0.2%
430,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	351,312
460,000	Southern Star Central Corp., 6.0000% due 6/1/16 (144A)	368,000
		719,312
Independent Power Producer – 0.6%
1,105,000	NRG Energy, Inc., 7.3750%, due 2/1/16	1,027,650
1,160,000	Reliant Energy, Inc., 7.6250%, due 6/15/14	962,800
239,000	Reliant Energy, Inc., 7.8750%, due 6/15/17	193,590
		2,184,040
Medical – Hospitals – 0.4%
$920,000	HCA, Inc., 6.5000%, due 2/15/16	565,800
1,070,000	HCA, Inc., 9.2500%, due 11/15/16	981,725
		1,547,525
Medical Products – 1.0%
915,000	Covidien International Finance S.A., 5.4500% due 10/15/12	895,210
1,845,000	Covidien International Finance S.A., 6.0000% due 10/15/17	1,820,104
640,000	Covidien International Finance S.A., 6.5500%, due 10/15/37	649,338
		3,364,652
Metal – Diversified – 0.2%
785,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, due 4/1/17	643,700
Multimedia – 0.6%
365,000	Viacom, Inc., 6.2500%, due 4/30/16	302,546
365,000	Viacom, Inc., 6.1250%, due 10/5/17	302,518
460,000	Viacom, Inc., 6.8750%, due 4/30/36	363,527
920,000	Walt Disney Co., 4.5000% due 12/15/13	926,070
		1,894,661
Non-Hazardous Waste Disposal – 0.6%
1,135,000	Allied Waste Industries, Inc., 6.5000% due 11/15/10	1,095,275
975,000	Waste Management, Inc., 7.3750% due 8/1/10	988,053
		2,083,328
Office Automation and Equipment – 0.4%
321,000	Xerox Corp., 2.6000%, due 12/18/09‡	296,750
610,000	Xerox Corp., 5.6500%, due 5/15/13	478,777
875,000	Xerox Corp., 6.3500%, due 5/15/18	684,332
		1,459,859
Oil – Field Services – 0.2%
1,110,000	Weatherford International, Ltd., 7.0000% due 3/15/38	851,939
Oil Companies – Exploration and Production – 0.3%
120,000	Forest Oil Corp., 8.0000%, due 12/15/11	109,500
835,000	Kerr-McGee Corp., 6.8750%, due 9/15/11	826,342
		935,842
Pipelines – 2.4%
490,000	El Paso Corp., 12.0000%, due 12/12/13	480,200
1,417,000	El Paso Corp., 7.0000%, due 6/15/17	1,108,951
1,110,000	Enbridge Energy Partners, 9.8750% due 3/1/19	1,117,122
630	Kern River Funding Corp., 4.8930% due 4/30/18	495
295,000	Kinder Morgan Energy Partners N.T. 5.9500%, due 2/15/18	251,772
2,590,000	Kinder Morgan Energy Partners N.T. 6.9500%, due 1/15/38	2,094,655
3,665,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	2,730,425

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Principal Amount		Value

Pipelines – (continued)
$450,000	Plains All American Pipeline L.P., 6.5000% due 5/1/18	$358,874
		8,142,494
Reinsurance – 0.7%
1,680,000	Berkshire Hathaway, Inc., 5.0000% due 8/15/13 (144A)	1,708,965
570,000	Berkshire Hathaway, Inc., 4.6250% due 10/15/13	565,602
		2,274,567
Retail – Discount – 0.4%
610,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	627,860
610,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	698,118
		1,325,978
Special Purpose Entity – 0.4%
780,000	Petroplus Finance, Ltd., 6.7500% due 5/1/14 (144A)	495,300
576,000	Petroplus Finance, Ltd., 7.0000% due 5/1/17 (144A)	351,360
535,000	Source Gas LLC, 5.9000% due 4/1/17 (144A)§	419,292
		1,265,952
Steel – Producers – 0.4%
1,831,000	Steel Dynamics, Inc., 7.7500% due 4/15/16 (144A)	1,267,968
Super-Regional Banks – 3.8%
1,740,000	Bank of America Corp., 4.9000% due 5/1/13	1,723,475
3,490,000	Bank of America Corp., 8.0000% due 1/30/18‡	2,510,315
3,340,000	Deere & Co., 1.7000%, due 12/23/10	3,349,903
1,290,000	PNC Funding Corp., 2.3000% due 6/22/12	1,302,886
1,790,000	Wells Fargo Co., 9.7500%, due 9/26/13‡	1,807,900
2,090,000	Wells Fargo Co., 5.6250%, due 12/11/17	2,180,449
		12,874,928
Telephone – Integrated – 1.8%
2,500,000	AT&T, Inc., 4.9500%, due 1/15/13	2,513,815
640,000	AT&T, Inc., 5.5000%, due 2/1/18	646,800
875,000	AT&T, Inc., 5.6000%, due 5/15/18	890,876
1,150,000	BellSouth Corp., 4.7500%, due 11/15/12	1,128,234
740,000	Verizon Communications, Inc., 8.7500% due 11/1/18	868,184
		6,047,909
Transportation – Railroad – 1.0%
730,000	Burlington North Santa Fe, 5.7500% due 3/15/18	703,706
820,000	CSX Corp., 8.3750%, due 10/15/14	851,365
275,000	Kansas City Southern de Mexico 7.3750%, due 6/1/14	225,005
1,780,000	Union Pacific Corp., 5.7000% due 8/15/18	1,713,668
		3,493,744
Transportation – Services – 0.1%
495,000	Fedex Corp., 5.5000%, due 8/15/09	495,530
Wireless Equipment – 0.6%
$1,655,000	Rogers Communications, Inc., 6.8000% due 8/15/18	1,672,263
410,000	Rogers Communications, Inc., 7.5000% due 8/15/38	444,283
		2,116,546

Total Corporate Bonds (cost $138,418,421)		134,861,356

Mortgage – Backed Securities – 35.2%
Mortgage – Backed Security Notes – 33.2%
	Fannie Mae:
213,696	6.5000%, due 11/1/17	222,039
540,672	5.0000%, due 11/1/18	558,147
1,043,328	4.5000%, due 5/1/19	1,070,529
271,004	5.5000%, due 8/1/19	280,063
109,961	5.5000%, due 9/1/19	113,740
393,887	5.5000%, due 9/1/19	407,054
344,422	4.5000%, due 4/1/20	352,971
592,933	6.0000%, due 10/1/21	615,996
981,844	5.0000%, due 2/1/23	1,009,283
806,685	5.0000%, due 4/1/23	829,608
1,939,796	4.5000%, due 6/1/23	1,985,520
1,631,742	4.5000%, due 7/1/23	1,670,205
986,448	6.0000%, due 11/1/23	1,024,818
838,065	5.5000%, due 9/1/24	861,707
200,489	7.0000%, due 11/1/28	212,325
268,692	6.5000%, due 2/1/31	283,336
449,189	7.0000%, due 2/1/32	475,706
1,949,475	6.0000%, due 10/1/32	2,014,439
1,420,778	5.5000%, due 2/1/33	1,461,464
443,593	6.5000%, due 3/1/33	462,861
1,157,667	5.5000%, due 11/1/33	1,189,552
1,367,482	5.0000%, due 4/1/34	1,398,949
2,053,669	6.0000%, due 7/1/34	2,126,593
177,284	6.5000%, due 9/1/34	184,830
240,330	5.5000%, due 11/1/34	246,799
1,952,693	5.5000%, due 11/1/34	2,005,255
677,344	5.5000%, due 1/1/36	695,153
871,287	6.5000%, due 1/1/36	906,003
1,730,594	6.0000%, due 3/1/36	1,783,667
7,397,636	6.0000%, due 7/1/36	7,624,502
300,962	6.0000%, due 8/1/36	310,192
511,675	6.0000%, due 1/1/37	527,367
1,650,511	5.5000%, due 6/1/37	1,693,815
1,632,664	6.0000%, due 9/1/37	1,682,642
2,363,065	6.0000%, due 12/1/37	2,435,402
6,680,154	5.5000%, due 1/1/38	6,855,416
3,964,107	6.5000%, due 1/1/38	4,121,433
2,007,295	5.5000%, due 3/1/38	2,059,759
1,667,355	6.0000%, due 3/1/38	1,718,395
1,236,122	5.0000%, due 5/1/38	1,263,408
1,714,415	5.0000%, due 5/1/38	1,752,259
3,389,841	5.5000%, due 5/1/38	3,478,440
1,216,078	5.5000%, due 6/1/38	1,247,862
1,705,248	5.5000%, due 6/1/38	1,749,817
1,732,064	5.5000%, due 6/1/38	1,777,334
1,734,930	5.5000%, due 7/1/38	1,780,275
		68,526,930
	Freddie Mac:
265,849	5.5000%, due 1/1/16	275,650
548,627	5.5000%, due 1/1/18	567,352
337,362	5.5000%, due 2/1/21	347,954

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2008

Principal Amount		Value

Mortgage – Backed Security Notes – (continued)
$824,497	5.5000%, due 10/1/21	$850,384
1,659,643	4.5000%, due 4/1/23	1,699,282
818,882	6.0000%, due 8/1/23	849,187
572,057	6.0000%, due 11/1/33	591,209
789,685	6.0000%, due 2/1/34	817,283
302,153	6.5000%, due 7/1/34	316,702
306,894	5.5000%, due 12/1/34	314,724
976,796	5.5000%, due 12/1/34	1,001,716
2,859,278	5.0000%, due 10/1/35	2,925,967
2,679,961	5.0000%, due 11/1/35	2,742,468
801,558	5.5000%, due 2/1/38	821,335
4,953,326	6.0000%, due 2/1/38	5,108,050
1,477,731	5.0000%, due 4/1/38	1,511,735
396,065	4.5000%, due 5/1/38	401,938
1,337,221	4.5000%, due 5/1/38	1,357,052
1,723,410	5.0000%, due 5/1/38	1,763,068
7,012,948	5.5000%, due 5/1/38	7,185,282
1,654,161	5.0000%, due 6/1/38	1,692,225
1,164,152	5.5000%, due 6/1/38	1,192,760
5,026,110	5.0000%, due 8/1/38	5,141,768
482,551	5.5000%, due 9/1/38	494,409
941,396	6.5000%, due 9/1/38	978,758
1,655,623	6.5000%, due 9/1/38	1,721,496
		42,669,754
	Ginnie Mae:
617,839	6.0000%, due 10/20/34	637,252
331,016	6.5000%, due 2/20/35	346,147
1,619,440	5.5000%, due 3/20/35	1,667,262
		2,650,661
Mortgage – Backed Security Variable Notes – 2.0%
	Fannie Mae:
1,802,115	5.0300%, due 1/1/33‡	1,802,937
899,783	4.5750%, due 4/1/33‡	886,537
680,285	4.5700%, due 12/1/34‡	684,411
1,703,165	5.5410%, due 11/1/36‡	1,708,679
		5,082,564
	Freddie Mac:
195,459	3.9300%, due 5/1/34‡	189,186
1,152,868	3.7420%, due 7/1/34‡	1,123,707
530,550	5.656%, due 3/1/37‡	531,028
		1,843,921

Total Mortgage – Backed Securities (cost $117,463,368)		120,773,830

U.S. Government Agency Notes – 7.4%
	Fannie Mae:
3,400,000	2.8750%, due 10/12/10	3,506,961
1,690,000	3.6250%, due 8/15/11	1,791,226
3,380,000	3.8750%, due 7/12/13	3,586,846
1,700,000	5.3750%, due 6/12/17	1,986,137
2,580,000	6.6250%, due 11/15/30	3,725,009
		14,596,179
	Freddie Mac:
3,400,000	3.1250%, due 10/25/10	3,519,595
1,690,000	3.8750%, due 6/29/11	1,798,520
3,360,000	3.7500%, due 6/28/13	3,578,067
1,680,000	4.8750%, due 6/13/18	1,930,807
		10,826,989

Total U.S. Government Agency Notes (cost $23,730,593)		25,423,168

U.S. Treasury Notes/Bonds – 16.5%
$19,061,000	4.5000%, due 5/15/10	20,127,977
1,250,000	2.6250%, due 5/31/10	1,287,744
2,520,000	2.3750%, due 8/31/10	2,596,487
1,750,000	2.0000%, due 9/30/10	1,794,023
1,495,000	5.1250%, due 6/30/11	1,654,662
2,890,000	1.7500%, due 11/15/11	2,955,921
7,565,000	4.6250%, due 2/29/12	8,400,698
1,404,000	4.7500%, due 5/31/12	1,571,493
510,000	3.1250%, due 8/31/13	549,884
5,845,000	3.1250%, due 9/30/13	6,306,661
1,585,000	2.7500%, due 10/31/13	1,685,053
1,095,000	2.0000%, due 11/30/13	1,123,402
472,189	1.3750%, due 7/15/18ÇÇ	441,607
2,233,000	4.0000%, due 8/15/18	2,578,592
710,000	3.7500%, due 11/15/18	803,741
270,000	7.2500%, due 8/15/22	392,555
509,000	5.0000%, due 5/15/37	737,493
970,000	4.3750%, due 2/15/38	1,299,194
291,000	4.5000%, due 5/15/38	397,170

Total U.S. Treasury Notes/Bonds (cost $52,711,528)		56,704,357

Repurchase Agreement – 0.6%
2,050,000	RBC Capital Markets Corp., 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $2,050,014 collateralized by $2,223,835 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $2,091,000 (cost $2,050,000)	2,050,000

Money Market – 0%
9,000	Janus Cash Liquidity Fund LLC, 0% (cost $9,000)	9,000

Total Investments (total cost $334,382,910) – 99.1%		339,821,711

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		2,926,447

Net Assets – 100%		$342,748,158

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,698,599	0.5%
Canada	6,452,529	1.9%
Luxembourg	3,364,652	1.0%
Mexico	225,005	0.1%
Switzerland	1,636,133	0.5%
United States††	326,444,793	96.0%

Total	$339,821,711	100.0%

††	Includes Short-Term Securities (95.5% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of December 31, 2008	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$334,383
Unaffiliated Investments at value	$339,813
Affiliated money market investments	9
Cash	69
Receivables:
Investments sold	–
Portfolio shares sold	276
Interest	3,323
Non-interested Trustees’ deferred compensation	11
Other assets	1
Total Assets	343,502
Liabilities:
Payables:
Investments purchased	–
Portfolio shares repurchased	513
Advisory fees	154
Transfer agent fees and expenses	1
Distribution fees – Service Shares	7
Non-interested Trustees’ fees and expenses	8
Non-interested Trustees’ deferred compensation fees	11
Accrued expenses and other payables	60
Total Liabilities	754
Net Assets	$342,748
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$336,215
Undistributed net investment income/(loss)*	1,088
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,439
Total Net Assets	$342,748
Net Assets – Institutional Shares	$309,504
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	26,647
Net Asset Value Per Share	$11.61
Net Assets – Service Shares	$33,244
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,699
Net Asset Value Per Share	$12.32

  *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statement of Operations

Janus Aspen
Flexible
For the fiscal year ended December 31, 2008	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$16,484
Securities lending income	297
Dividends	94
Dividends from affiliates	395
Total Investment Income	17,270
Expenses:
Advisory fees	1,793
Transfer agent fees and expenses	6
Audit fees	29
Non-interested Trustees’ fees and expenses	17
Distribution fees – Service Shares	71
Other expenses	169
Non-recurring costs (Note 2)	–
Cost assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	2,085
Expense and Fee Offset	(2)
Net Expenses	2,083
Net Investment Income/(Loss)	15,187
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	6,128
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,471)
Net Gain/(Loss) on Investments	3,657
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,844

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Statements of Changes in Net Assets

	Janus Aspen
	Flexible
	Bond
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007(1)

Operations:
Net investment income/(loss)	$15,187	$15,130
Net realized gain/(loss) from investment and foreign currency transactions	6,128	(1,163)
Net realized gain/(loss) from futures contracts	–	(43)
Net realized gain/(loss) from short sales	–	6
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,471)	8,077
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,844	22,007
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(13,615)	(14,130)
Service Shares	(1,213)	(1,115)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(14,828)	(15,245)
Capital Share Transactions:
Shares sold
Institutional Shares	50,424	78,358
Service Shares	23,286	15,684
Reinvested dividends and distributions
Institutional Shares	13,615	14,130
Service Shares	1,213	1,115
Shares repurchased
Institutional Shares	(56,187)	(65,035)
Service Shares	(13,982)	(22,937)
Net Increase/(Decrease) from Capital Share Transactions	18,369	21,315
Net Increase/(Decrease) in Net Assets	22,385	28,077
Net Assets:
Beginning of period	320,363	292,286
End of period	$342,748	$320,363

Undistributed net investment income/(loss)*	$1,088	$699

  *See Note 3 in Notes to Financial Statements

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Flexible Bond Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.46	$11.24	$11.36	$12.14	$12.49
Income from Investment Operations:
Net investment income/(loss)	.53	.53	.54	.60	.66
Net gain/(loss) on investments (both realized and unrealized)	.14	.24	(.08)	(.36)	(.18)
Total from Investment Operations	.67	.77	.46	.24	.48
Less Distributions:
Dividends (from net investment income)*	(.52)	(.55)	(.56)	(.59)	(.68)
Distributions (from capital gains)*	–	–	(.02)	(.43)	(.15)
Total Distributions	(.52)	(.55)	(.58)	(1.02)	(.83)
Net Asset Value, End of Period	$11.61	$11.46	$11.24	$11.36	$12.14
Total Return	5.93%	7.04%	4.22%	2.00%	3.97%
Net Assets, End of Period (in thousands)	$309,504	$297,919	$264,656	$278,324	$404,522
Average Net Assets for the Period (in thousands)	$306,207	$279,676	$264,990	$321,856	$525,932
Ratio of Gross Expenses to Average Net Assets(1)	0.60%	0.61%	0.64%	0.57%	0.59%
Ratio of Net Expenses to Average Net Assets(1)	0.60%	0.61%	0.64%	0.57%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.56%	4.91%	4.63%	4.18%	4.28%
Portfolio Turnover Rate	169%	138%(2)	163%(2)	171%(2)	171%

Service Shares

For a share outstanding during each	Janus Aspen Flexible Bond Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.13	$11.86	$11.91	$12.70	$13.11
Income from Investment Operations:
Net investment income/(loss)	.52	.62	.51	.53	.54
Net gain/(loss) on investments (both realized and unrealized)	.16	.17	(.05)	(.31)	(.07)
Total from Investment Operations	.68	.79	.46	.22	.47
Less Distributions:
Dividends (from net investment income)*	(.49)	(.52)	(.49)	(.58)	(.73)
Distributions (from capital gains)*	–	–	(.02)	(.43)	(.15)
Total Distributions	(.49)	(.52)	(.51)	(1.01)	(.88)
Net Asset Value, End of Period	$12.32	$12.13	$11.86	$11.91	$12.70
Total Return	5.71%	6.80%	3.98%	1.76%	3.70%
Net Assets, End of Period (in thousands)	$33,244	$22,444	$27,630	$32,909	$34,867
Average Net Assets for the Period (in thousands)	$28,537	$29,701	$30,780	$33,352	$33,840
Ratio of Gross Expenses to Average Net Assets(1)	0.85%	0.86%	0.89%	0.83%	0.84%
Ratio of Net Expenses to Average Net Assets(1)	0.85%	0.85%	0.89%	0.82%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.32%	4.66%	4.36%	3.94%	4.03%
Portfolio Turnover Rate	169%	138%(2)	163%(2)	171%(2)	171%

    *See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Barclays Capital U.S. Aggregate Bond Index	Is made up of the Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index), Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Source Gas LLC, 5.9000%, due 4/1/17 (144A)	4/11/07-9/20/07	$532,575	$419,292	0.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2008. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio	$–	$339,821,711	$–

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2008.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of

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net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of

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Notes to Financial Statements (continued)

Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

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Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Mortgage Dollar Rolls
The Portfolio may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Portfolio sells a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and the Portfolio’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current

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Notes to Financial Statements (continued)

cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2008 are indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$767,518	0.4970% - 8.2400%

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign

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exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market

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Notes to Financial Statements (continued)

activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

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Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at annual rates of 0.55% of the first $300 million of average daily net assets and 0.45% of average daily net assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$9,000	$–	$–	$9,000
Janus Institutional Cash Management Fund - Institutional Shares	51,554,292	62,113,514	199,910	–
Janus Institutional Money Market Fund - Institutional Shares	235,277,251	236,582,251	195,341	–

	$286,840,543	$298,695,765	$395,251	$9,000

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains

24  Janus Aspen Series  December 31, 2008

and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated		to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Post-October Deferral	Differences	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$8,411,245	$2,978,746	$–	$(90)	$(3,844)	$(4,852,310)

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Flexible Bond Portfolio	$5,699,733

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$344,674,021	$12,204,074	$(17,056,384)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$14,827,871	$–	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$15,244,930	$–	$–	$–

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Flexible Bond Portfolio	0.60%	0.61%	0.64%	0.57%	0.59%	0.85%	0.86%	0.89%	0.83%	0.84%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	4,346	6,910
Reinvested dividends and distributions	1,184	1,260
Shares repurchased	(4,872)	(5,719)
Net Increase/(Decrease) in Portfolio Shares	658	2,451
Shares Outstanding, Beginning of Period	25,989	23,538
Shares Outstanding, End of Period	26,647	25,989
Transactions in Portfolio Shares – Service Shares
Shares sold	1,904	1,311
Reinvested dividends and distributions	100	94
Shares repurchased	(1,155)	(1,884)
Net Increase/(Decrease) in Portfolio Shares	849	(479)
Shares Outstanding, Beginning of Period	1,850	2,329
Shares Outstanding, End of Period	2,699	1,850

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$324,467,563	$115,495,458	$262,643,261	$383,151,378

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on

26  Janus Aspen Series  December 31, 2008

behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

28  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

30  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

32  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

36  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-705 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Explanations of Charts, Tables and Financial Statements	29
Designation Requirements	32
Trustees and Officers	33

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests primarily in a focused portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Ron Sachs
portfolio manager

For the 12-month period ended December 31, 2008, the Portfolio’s Institutional Shares and Service Shares returned -44.15% and -44.31%, respectively, versus a return of -38.44% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned -37.00% for the period.

Economic Overview

The world has likely fallen into a potentially deep and protracted recession. The seizure of the credit markets following the bankruptcy of Lehman Brothers in mid-September 2008 accelerated and deepened the slowdown that was developing because of an unwind of the excess consumer and financial-service industry leverage in the U.S. and many other markets. Policy makers have been scrambling to stop the slowdown and have put in place the fiscal, monetary, and regulatory framework for economies worldwide to work towards a recovery. It looks like their actions haven’t been very successful, but nobody knows how bad the economy and markets would be without the government actions-to-date and some actions, such as lowering interest rates globally, will likely take time to have an impact. I do believe that this unprecedented coordination by central banks and governments will prove effective in reviving economies globally.

The Portfolio performed strongly early in the period as it was levered to global growth and we had identified companies delivering strong results. As the U.S. housing crisis spiraled into a global financial crisis and a global economic slowdown, many of the businesses that were the biggest beneficiaries of global growth saw demand and pricing for their products fall. While I reduced the Portfolio’s exposure to financials, the U.S. consumer, and energy early in 2008 because of my concerns over the weakness of the U.S. economy, I did not reposition the Portfolio sufficiently for the economic meltdown we find ourselves in. Moreover, I was late to recognize the severity of the global slowdown and how dramatically pricing power would shift from suppliers of even scarce commodity-based products to customers. I viewed many stock prices as already fully discounting one or two years of very weak results earlier this year. Many of those names have continued to decline. I believe many of the companies we held in the Portfolio at the end of the period were trading at valuations that implied their businesses and the economy never recovers. An assessment I find hard to believe.

Select Handheld and Medical Equipment Makers Detracted from Performance

The largest detractor during the period was Research In Motion, Ltd. (RIM), which declined late in the period following delays in new handset rollouts at a number of carriers, causing a shortfall in revenues and margins. I believe the smart phone category will grow in the coming years because carriers and consumers find smart phones to be a superior product. Carriers prefer smart phone customers because they have generated higher monthly revenues and proven to be stickier customers. Businesses and consumers have been adopting smart phones because they enable communications beyond voice and text. Because of its integration of hardware, software, and network operations, I believe RIM’s Blackberry offers a superior user experience for many customer segments, especially business customers who rely on RIM’s integration with their corporate information technology systems. RIM has been investing heavily in new products and co-marketing with carriers in an attempt to widen its market share lead during this “land grab” phase of the growth cycle in the smart-phone category. I think this is a solid strategy that can create significant shareholder value over the long term. I believe RIM’s stock represented an attractive risk/reward profile at period end.

Concerns of a slowing economy and its impact on the volume of commerce-related searches provided a negative backdrop for shares of Google. Although Google, Inc. was a significant detractor for the period, I believe the business continues to gain share in a growing market for online information and advertising. Weighing improving market share and competitive positioning against the impact of a shrinking advertising pie is a challenge. I believe short-term results could be choppy because revenues per search may decline, but think management is proactively taking steps to counter that headwind by expanding placement of ads and cutting costs. Driven by increasing use of the internet globally and mobile search, I believe Google has the potential to reaccelerate growth as the economy stabilizes.

2  Janus Aspen Series  December 31, 2008

(unaudited)

Intuitive Surgical, a medical equipment maker, weighed on relative performance as well during the year. One of the questions surrounding this company late in the period was the affordability of the firm’s surgical system given the likely budget and spending cuts at hospitals in a soft economic environment. While I anticipate a slowdown in new machine installations and purchases, which has been a key driver of revenue growth, I view this as a short-term problem and think the company still has an enormous opportunity. In addition, I am attracted to the company’s potential recurring revenue stream from the growing number of procedures using their system.

Many Biotechnology Holdings Contributed to Performance

Gilead Sciences, Inc. benefited from studies that showed better results for patients who began using its HIV drug, Truvada, earlier in treatment, suggesting a larger addressable market. Celgene received a mid-year boost from a strong European rollout of its cancer-fighting drug Revlimid. I added to the position during the period on weakness as I think the company is on track to continue to dominate the multiple myeloma (bone marrow cancer) market with Revlimid.

Genentech, a leader in drugs for a variety of cancers, was among the top contributors during the year. Roche, which already owned 56% of Genentech, made an offer to buy the remaining shares of the company at $89 per share, or $43.7 billion. I trimmed the position soon after Roche’s bid.

Under certain circumstances and market conditions, I may initiate positions in futures and options in order to mitigate the risks and potentially enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

Risk appetite across every asset class was at unprecedented lows at year end. Equities have been especially hard hit because layering lowered earnings expectations from a slowing economy with that diminished risk appetite has led to lower valuations for stocks. Many great companies were selling for extremely attractive valuations. Our research team is identifying many compelling investment opportunities in businesses that we believe are both well-positioned for the slowdown and that should thrive in a recovery with better market shares and business models. I don’t know how deep and protracted this recession will be or the pace of the recovery. Consequently, I am positioning the Portfolio in those companies that I expect to deliver respectable results in this downturn while improving their competitive positioning for the long term. That means companies with strong balance sheets that can weather a protracted slowdown and take share from competitors struggling to manage their debt burdens. Most of these companies have leading market shares in their key businesses. During uncertain economic times, customers generally gravitate to suppliers with trusted relationships and strong balance sheets.

Thank you for your investment in Janus Aspen Forty Portfolio. I look forward to reporting results in the future.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	0.67%
Genentech, Inc.	0.51%
Gilead Sciences, Inc.	0.47%
UnitedHealth Group, Inc.	0.10%
Anheuser – Busch InBev N.V.	0.09%

5 Bottom Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	-5.06%
Intuitive Surgical, Inc.	-4.06%
Google, Inc. – Class A	-3.70%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-3.49%
Las Vegas Sands Corp.	-3.34%

5 Top Performers – Sectors

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	1.73%
Telecommunication Services	-0.06%	0.65%	0.72%
Industrials	-2.25%	5.46%	13.24%
Consumer Staples	-2.78%	9.05%	12.17%
Health Care	-3.56%	23.82%	14.96%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-14.43%	24.16%	27.98%
Materials	-7.27%	17.24%	3.89%
Financials	-6.38%	5.42%	5.35%
Consumer Discretionary	-5.21%	4.49%	10.20%
Energy	-4.94%	9.72%	9.77%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Gilead Sciences, Inc. Medical – Biomedical and Genetic	9.1%
CVS/Caremark Corp. Retail – Drug Store	6.9%
Celgene Corp. Medical – Biomedical and Genetic	6.8%
Research In Motion, Ltd. (U.S. Shares) Computers	6.3%
Apple, Inc. Computers	5.2%

34.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 4.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio

Institutional Shares	–44.15%	2.22%	1.96%	7.91%	0.70%

Service Shares	–44.31%	1.97%	1.59%	7.58%	0.95%

Russell 1000® Growth Index	–38.44%	–3.42%	–4.27%	0.76%

S&P 500® Index	–37.00%	–2.19%	–1.38%	2.77%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	182/224	2/189	1/70	1/55

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$561.10	$2.63

Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$560.20	$3.61

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Aspen Series  December 31, 2008  7

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 90.5%
Aerospace and Defense – 1.2%
1,852,635	BAE Systems PLC	$10,094,879
Agricultural Chemicals – 3.5%
241,440	Monsanto Co.	16,985,304
60,334	Syngenta A.G.	11,693,486
		28,678,790
Agricultural Operations – 2.9%
459,182	Bunge, Ltd.	23,771,852
Brewery – 3.9%
1,389,339	Anheuser – Busch InBev N.V.	32,207,268
340,184	Anheuser – Busch InBev N.V. – VVPR Strips*	1,895
		32,209,163
Cellular Telecommunications – 2.5%
678,220	America Movil S.A. de C.V. – Series L (ADR)	21,018,038
Computers – 11.5%
506,320	Apple, Inc.*	43,214,412
1,288,595	Research In Motion, Ltd. (U.S. Shares)*	52,291,185
		95,505,597
Diversified Minerals – 1.5%
1,020,460	Companhia Vale do Rio Doce (ADR)	12,357,771
Engineering – Research and Development Services – 5.0%
2,734,554	ABB, Ltd.	41,238,681
Enterprise Software/Services – 5.0%
2,341,715	Oracle Corp.*	41,518,607
Entertainment Software – 0.5%
268,107	Electronic Arts, Inc.*	4,300,436
Finance – Investment Bankers/Brokers – 2.7%
78,455	Goldman Sachs Group, Inc.	6,620,817
495,490	JPMorgan Chase & Co.	15,622,800
		22,243,617
Finance – Other Services – 1.9%
73,720	CME Group, Inc.	15,341,869
Medical – Biomedical and Genetic – 16.9%
1,024,683	Celgene Corp.*	56,644,476
93,370	Genentech, Inc.*	7,741,307
1,473,425	Gilead Sciences, Inc.*	75,350,955
		139,736,738
Medical – Drugs – 2.0%
107,740	Roche Holding A.G.	16,591,831
Medical – HMO – 1.8%
562,325	UnitedHealth Group, Inc.	14,957,845
Medical Instruments – 4.0%
263,220	Intuitive Surgical, Inc.*	33,426,308
Multi-Line Insurance – 0.9%
138,345	ACE, Ltd. (U.S. Shares)	7,321,217
Multimedia – 1.7%
1,512,945	News Corporation, Inc. – Class A	13,752,670
Networking Products – 4.2%
2,095,750	Cisco Systems, Inc.*	34,160,725
Optical Supplies – 1.9%
178,561	Alcon, Inc. (U.S. Shares)	15,925,856
Retail – Drug Store – 6.9%
1,979,955	CVS/Caremark Corp.	56,903,907
Super-Regional Banks – 1.1%
312,525	Wells Fargo & Co.	9,213,237
Telecommunication Equipment – Fiber Optics – 0.8%
730,005	Corning, Inc.	6,956,948
Transportation – Services – 1.4%
204,990	United Parcel Service, Inc. – Class B	11,307,248
Web Portals/Internet Service Providers – 3.6%
97,019	Google, Inc. – Class A*	29,847,895
Wireless Equipment – 1.2%
560,710	Crown Castle International Corp.*	9,857,282

Total Common Stock (cost $808,896,754)		748,239,007

Money Markets – 9.2%
361,000	Janus Cash Liquidity Fund LLC, 0%	361,000
40,676,835	Janus Institutional Cash Management Fund – Institutional Shares, 0.91%	40,676,835
35,553,970	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	35,553,970

Total Money Markets (cost $76,591,805)		76,591,805

Total Investments (total cost $885,488,559) – 99.7%		824,830,812

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		2,364,865

Net Assets – 100%		$827,195,677

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$32,209,163	3.9%
Bermuda	23,771,852	2.9%
Brazil	12,357,771	1.5%
Canada	52,291,185	6.3%
Mexico	21,018,038	2.6%
Switzerland	92,771,071	11.2%
United Kingdom	10,094,879	1.2%
United States††	580,316,853	70.4%

Total	$824,830,812	100.0%

††	Includes Short-Term Securities (61.1% excluding Short-Term Securities).

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2008	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$885,489
Unaffiliated Investments at value	$748,239
Affiliated money market investments	76,592
Cash	31,831
Receivables:
Portfolio shares sold	477
Dividends	289
Non-interested Trustees’ deferred compensation	27
Other assets	9
Total Assets	857,464
Liabilities:
Payables:
Investments purchased	7,297
Portfolio shares repurchased	22,259
Dividends and distributions	–
Advisory fees	434
Transfer agent fees and expenses	–
Distribution fees – Service Shares	91
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	27
Accrued expenses and other payables	160
Total Liabilities	30,268
Net Assets	$827,196
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,405,221
Undistributed net investment income/(loss)*	(7)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(517,358)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(60,660)
Total Net Assets	$827,196
Net Assets – Institutional Shares	$399,087
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,372
Net Asset Value Per Share	$22.97
Net Assets – Service Shares	$428,109
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,835
Net Asset Value Per Share	$22.73

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2008	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$6
Securities lending income	59
Interest proceeds from short sales	2
Dividends	8,298
Dividends from affiliates	2,164
Foreign tax withheld	(468)
Total Investment Income	10,061
Expenses:
Advisory fees	7,677
Audit fees	28
Transfer agent fees and expenses	8
Non-interested Trustees’ fees and expenses	27
Distribution fees – Service Shares	1,633
Other expenses	382
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	9,755
Expense and Fee Offset	(4)
Net Expenses	9,751
Net Investment Income/(Loss)	310
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(32,381)
Net realized gain/(loss) from futures contracts	(9,323)
Net realized gain/(loss) from options contracts	98
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation	(632,681)
Net Gain/(Loss) on Investments	(674,287)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(673,977)

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For the fiscal years ended December 31, 2008	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$310	$2,801
Net realized gain/(loss) from investment and foreign currency transactions	(32,381)	15,570
Net realized gain/(loss) from futures contracts	(9,323)	–
Net realized gain/(loss) from short sales	–	322
Net realized gain/(loss) from options sales	98	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(632,681)	317,817
Net Increase/(Decrease) in Net Assets Resulting from Operations	(673,977)	336,510
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(701)	(1,739)
Service Shares	(57)	(1,030)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Return of Capital
Institutional Shares	(148)	N/A
Service Shares	(12)	N/A
Net Decrease from Dividends and Distributions	(918)	(2,769)
Capital Share Transactions:
Shares sold
Institutional Shares	292,704	96,218
Service Shares	260,280	252,748
Reinvested dividends and distributions
Institutional Shares	849	1,739
Service Shares	61	935
Shares repurchased
Institutional Shares	(139,686)	(113,619)
Service Shares	(202,119)	(167,678)
Net Increase/(Decrease) from Capital Share Transactions	212,089	70,343
Net Increase/(Decrease) in Net Assets	(462,806)	404,084
Net Assets:
Beginning of period	1,290,002	885,918
End of period	$827,196	$1,290,002

Undistributed net investment income/(loss)*	$(7)	$526

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Financial Highlights

Institutional Shares

For a share outstanding each	Janus Aspen Forty Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$41.18	$30.16	$27.68	$24.58	$20.84
Income from Investment Operations:
Net investment income/(loss)	.04	.15	.13	.06	.06
Net gain/(loss) on investments (both realized and unrealized)	(18.20)	10.99	2.45	3.10	3.74
Total from Investment Operations	(18.16)	11.14	2.58	3.16	3.80
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.12)	(.10)	(.06)	(.06)
Distributions (from capital gains)*	–	–	–	–	–
Return of Capital	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.05)	(.12)	(.10)	(.06)	(.06)
Net Asset Value, End of Period	$22.97	$41.18	$30.16	$27.68	$24.58
Total Return	(44.15)%	36.99%	9.35%	12.85%	18.23%
Net Assets, End of Period (in thousands)	$399,087	$576,503	$439,009	$560,842	$502,681
Average Net Assets for the Period (in thousands)	$560,324	$485,379	$474,784	$509,092	$495,684
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.67%	0.69%(3)	0.70%(3)	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets(1)	0.67%	0.69%(3)	0.70%(3)	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.16%	0.40%	0.37%	0.24%	0.24%
Portfolio Turnover Rate	61%	24%	44%	42%	16%

Service Shares

For a share outstanding each	Janus Aspen Forty Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$40.80	$29.91	$27.45	$24.39	$20.68
Income from Investment Operations:
Net investment income/(loss)	(.03)	.06	.03	–	–
Net gain/(loss) on investments (both realized and unrealized)	(18.04)	10.89	2.47	3.06	3.72
Total from Investment Operations	(18.07)	10.95	2.50	3.06	3.72
Less Distributions and Other:
Dividends (from net investment income)*	–	(.06)	(.04)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Return of Capital	–(4)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(.06)	(.04)	–	(.01)
Net Asset Value, End of Period	$22.73	$40.80	$29.91	$27.45	$24.39
Total Return	(44.28)%	36.63%	9.12%	12.56%	17.97%
Net Assets, End of Period (in thousands)	$428,109	$713,499	$446,909	$465,001	$437,777
Average Net Assets for the Period (in thousands)	$653,396	$557,041	$439,970	$441,936	$423,061
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.92%	0.94%(3)	0.95%(3)	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets(1)	0.92%	0.94%(3)	0.95%(3)	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.09)%	0.15%	0.12%	(0.01)%	0%
Portfolio Turnover Rate	61%	24%	44%	42%	16%

*	See Note 3 in Notes to Financial Statements.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.67% for Institutional Shares and 0.92% for Service Shares in 2007 and 0.70% for Institutional Shares and 0.95% for Service Shares in 2006 without the inclusion of dividends on short positions.
(4)	Return of Capital aggregated less than $.01 on a per share basis for the period ended December 31, 2008.

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio	$603,035,158	$221,795,654	$–

Janus Aspen Series  December 31, 2008  13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

14  Janus Aspen Series  December 31, 2008

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements (continued)

subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

16  Janus Aspen Series  December 31, 2008

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Forty Portfolio	$98,035

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2007	–	$–
Options written	2,555	98,035
Options closed	(2,555)	(98,035)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2008	–	$–

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of

18  Janus Aspen Series  December 31, 2008

investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities;

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others;

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan

20  Janus Aspen Series  December 31, 2008

authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$361,000	$–	$–	$361,000
Janus Institutional Cash Management Fund - Institutional Shares	133,009,836	128,754,501	1,263,701	40,676,835
Janus Institutional Money Market Fund - Institutional Shares	433,050,469	397,496,499	899,906	35,553,970

	$566,421,305	$526,251,000	$2,163,607	$76,591,805

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post - October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Forty Portfolio(1)	$–	$–	$(463,653,201)	$(47,110,712)	$(9,524)	$(67,251,678)

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December	December	December
Portfolio	31, 2009	31, 2010	31, 2011	Accumulated Capital Losses

Janus Aspen Forty Portfolio(1)	$(168,247,730)	$(149,006,480)	$(146,398,991)	$(463,653,201)

(1)	Capital loss carryovers subject to annual limitations.

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Forty Portfolio	$8,541,501

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$892,082,490	$102,934,069	$(170,185,747)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$757,912	$–	$159,629	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$2,769,512	$–	$–	$–

4.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	7,498	2,668
Reinvested dividends and distributions	23	46
Shares repurchased	(4,148)	(3,269)
Net Increase/(Decrease) in Portfolio Shares	3,373	(555)
Shares Outstanding, Beginning of Period	13,999	14,554
Shares Outstanding, End of Period	17,372	13,999
Transactions in Portfolio Shares – Service Shares
Shares sold	7,478	7,192
Reinvested dividends and distributions	1	25
Shares repurchased	(6,133)	(4,671)
Net Increase/(Decrease) in Portfolio Shares	1,346	2,546
Shares Outstanding, Beginning of Period	17,489	14,943

22  Janus Aspen Series  December 31, 2008

For each fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2008	2007

Shares Outstanding, End of Period	18,835	17,489

5.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$816,509,994	$680,383,746	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

26  Janus Aspen Series  December 31, 2008

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited) (continued)

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

28  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  December 31, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

30  Janus Aspen Series  December 31, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  December 31, 2008  31

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Forty Portfolio	100%

32  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  33

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

34  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  35

Notes

36  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-710 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Fundamental Equity Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Explanations of Charts, Tables and Financial Statements	30
Designation Requirements	33
Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Snapshot
The conservative growth portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the 12-month period ended December 31, 2008, Janus Aspen Fundamental Equity Portfolio’s Institutional Shares and Service Shares returned -42.17% and -42.34%, respectively. The Portfolio underperformed its primary benchmark, the S&P 500® Index, which returned -37.00%, as well as its secondary benchmark, the Russell 1000® Growth Index, which returned -38.44%.

Economic Overview

Continuing turmoil from the credit crisis and concerns over a prolonged recession, characterized U.S. equity markets during the 12-month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed along with central banks around the world took unprecedented steps to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Financials were easily the worst performing sector due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double digit declines as well. Although small-cap stocks underperformed large caps during the worst of the sell-off, their stronger performance earlier in the year and in December led to better relative performance overall. Growth outperformed valued-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Stocks That Hurt Performance

Our holdings in energy and communications detracted the most from relative performance. Energy holding AES Corp. was the largest individual detractor. The global leader in power generation came under pressure late in the period amid worries that its access to credit for project-based financing could be impacted. Concerns about the implications of a slowing economy impacting demand for electricity also weighed on the stock. We felt the company had undervalued assets and good growth prospects; we added to the position.

Within the financials sector, Fannie Mae was pressured by concerns it was inadequately capitalized. We felt both Fannie Mae and Freddie Mac were suffering from a crisis of confidence. We sold our holdings during the second quarter on the expectation that the government would be forced to step in to protect the national housing market and would bring the equity to zero or near zero, which occurred in September.

Communications holding Lamar Advertising, an outdoor and digital advertising firm, held back returns, as the stock suffered from a generally negative backdrop for advertising-related stocks and those companies with leverage on their balance sheet. The credit crisis has taken a larger-than-expected toll on many solid companies with leverage. In Lamar’s case, the company has been cutting back on its capital expenditures in the digital billboards space in order to shore up its balance sheet. Long-term, we still believe the fundamentals are attractive, but recognize the short-term difficulties facing the company. We added to our position.

Investments That Contributed to Performance

Our holdings in industrials were the main contributor to relative performance. A holding that was down sharply in the overall period, but still contributed to the Portfolio’s relative performance was industrials position Owens-Illinois Inc. The packaging and container manufacturer performed strongly early in the period during which we began trimming the position and exited the position by June, when the stock began to decline. Investors worried initially that Owens-Illinois would be negatively impacted by the sharp rise in commodity prices in terms of raising its input costs. As commodity prices began to fall during the summer, concerns shifted to reduced demand for the company’s

2  Janus Aspen Series  December 31, 2008

(unaudited)

products and the return of irrational pricing in the packaging industry. The company responded to the macro-economic changes by reducing capacity and inventory, which we believed demonstrated pricing discipline. We re-established a position in August and added to it as the stock sold off in September, although the overall position size was smaller at period end than it was the beginning of the period.

The Portfolio’s leading performer during the period was EOG Resources, an energy company focused on natural gas production. The stock rose significantly during the first half of the period on the company’s strong projections of future production and a general rise in energy prices. While we believe EOG has an attractive asset base with continued growth potential, we sold the position when we felt its valuation had become stretched.

Within healthcare, Celgene Corp. was a top contributor. This biopharmaceutical company has held up better than the broader market given better-than-expected sales and earnings reports, which was primarily driven by robust sales of its blood cancer drug Revlimid. We trimmed our position during the period.

Outlook

The Portfolio remained sector-neutral at the end of the period, thus, we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we will see many opportunities for long-term investors to purchase good businesses at attractive prices.

As we enter a new year, we recognize that great uncertainty about the future persists. We believe that there will be more negative surprises in 2009. However, we remain optimistic that the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds

Thank you for your investment in Janus Aspen Fundamental Equity Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Fundamental Equity Portfolio (unaudited)

Janus Aspen Fundamental Equity Portfolio At A Glance

5 Top Performers – Holdings

Contribution

EOG Resources, Inc.	1.21%
Celgene Corp.	0.38%
Owens-Illinois, Inc.	0.20%
Philip Morris International, Inc.	0.17%
Kraft Foods, Inc.	0.14%

5 Bottom Performers – Holdings

Contribution

AES Corp.	-1.94%
Fannie Mae	-1.72%
Lamar Advertising Co. – Class A	-1.61%
Anglo Irish Bank Corp.	-1.58%
Hess Corp.	-1.54%

4 Top Performers – Sectors**

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer	-3.32%	15.34%	15.10%
Healthcare	-3.64%	14.04%	13.48%
Industrials	-4.66%	16.03%	15.86%
Communications	-5.10%	7.78%	8.08%

3 Bottom Performers – Sectors**

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	-10.66%	14.89%	15.86%
Energy	-8.71%	17.01%	17.44%
Technology	-6.52%	14.91%	14.19%

**The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Merck & Company, Inc. Medical – Drugs	4.3%
JP Morgan Chase & Co. Finance – Investment Bankers/Brokers	4.0%
Hess Corp. Oil Companies – Integrated	4.0%
United Parcel Service, Inc. – Class B Transportation – Services	3.7%
CVS/Caremark Corp. Retail – Drug Store	3.4%

19.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 2.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Fundamental Equity Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Fundamental Equity Portfolio

Institutional Shares	–42.17%	–1.51%	0.69%	6.61%	1.48%	1.20%(a)

Service Shares	–42.34%	–1.76%	0.56%	6.46%	1.73%	1.45%(b)

S&P 500® Index	–37.00%	–2.19%	–1.38%	2.77%

Russell 1000® Growth Index	–38.44%	–3.42%	–4.27%	0.76%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	201/229	44/185	10/80	1/58

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risk, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$658.20	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$657.90	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

†	Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  December 31, 2008  7

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 96.7%
Advertising Sales – 1.1%
5,845	Lamar Advertising Co. – Class A*	$73,413
Aerospace and Defense – 1.4%
2,140	Northrop Grumman Corp.	96,386
Aerospace and Defense – Equipment – 1.9%
2,450	United Technologies Corp.	131,320
Agricultural Chemicals – 0.4%
395	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	28,922
Applications Software – 3.4%
11,725	Microsoft Corp.	227,934
Athletic Footwear – 1.3%
1,745	NIKE, Inc. – Class B	88,995
Brewery – 1.7%
4,918	Anheuser-Busch InBev N.V.**	114,008
2,736	Anheuser-Busch InBev S.T.*,**	15
		114,023
Building – Residential and Commercial – 1.4%
200	NVR, Inc.*	91,250
Cable Television – 1.6%
15,359	British Sky Broadcasting Group PLC**	106,837
Commercial Banks – 0.6%
2,230	ICICI Bank, Ltd. (ADR)	42,928
Computers – 0.5%
420	Apple, Inc.*	35,847
Consumer Products – Miscellaneous – 1.8%
2,315	Kimberly-Clark Corp.	122,093
Containers – Metal and Glass – 0.7%
1,800	Owens-Illinois, Inc.*	49,194
Cosmetics and Toiletries – 3.8%
3,800	Avon Products, Inc.	91,314
2,360	Colgate-Palmolive Co.	161,754
		253,068
Diversified Minerals – 0.4%
2,430	Companhia Vale do Rio Doce (ADR)	29,427
Diversified Operations – 3.6%
1,150	Danaher Corp.	65,102
5,125	Illinois Tool Works, Inc.	179,631
		244,733
Electric – Generation – 2.4%
19,680	AES Corp.*	162,163
Engineering – Research and Development Services – 1.1%
5,110	ABB, Ltd.**	77,062
Enterprise Software/Services – 1.9%
7,045	Oracle Corp.*	124,908
Finance – Investment Bankers/Brokers – 5.7%
945	Goldman Sachs Group, Inc.	79,749
8,525	JPMorgan Chase & Co.	268,793
4,800	Nomura Holdings, Inc.**	39,591
		388,133
Finance – Other Services – 1.3%
415	CME Group, Inc.	86,366
Hotels and Motels – 0.5%
1,950	Starwood Hotels & Resorts Worldwide, Inc.	34,905
Independent Power Producer – 2.8%
5,660	NRG Energy, Inc.*	132,048
9,785	Reliant Energy, Inc.*	56,557
		188,605
Investment Management and Advisory Services – 1.3%
2,430	T. Rowe Price Group, Inc.	86,119
Medical – Biomedical and Genetic – 2.3%
935	Celgene Corp.*	51,687
1,980	Gilead Sciences, Inc.*	101,257
		152,944
Medical – Drugs – 6.5%
9,580	Merck & Company, Inc.	291,231
977	Roche Holding A.G.**	150,457
		441,688
Medical – HMO – 1.2%
3,030	UnitedHealth Group, Inc.	80,598
Medical Products – 1.8%
3,325	Covidien, Ltd.	120,498
Multimedia – 1.4%
10,475	News Corporation, Inc. – Class A	95,218
Networking Products – 2.8%
11,500	Cisco Systems, Inc.*	187,450
Oil – Field Services – 1.7%
2,695	Schlumberger, Ltd. (U.S. Shares)	114,079
Oil and Gas Drilling – 0.4%
2,250	Nabors Industries, Ltd.*	26,933
Oil Companies – Exploration and Production – 1.4%
1,460	Devon Energy Corp.	95,937
Oil Companies – Integrated – 7.9%
4,995	Hess Corp.	267,931
3,285	Occidental Petroleum Corp.	197,067
2,915	Petroleo Brasileiro S.A. (ADR)	71,388
		536,386
Oil Field Machinery and Equipment – 0.6%
2,050	Cameron International Corp.*	42,025
Property and Casualty Insurance – 1.8%
2,415	Chubb Corp.	123,165
Real Estate Management/Services – 1.7%
6,805	Mitsubishi Estate Company, Ltd.**	112,247
Real Estate Operating/Development – 0.5%
16,000	CapitaLand, Ltd.	35,163
Retail – Apparel and Shoe – 1.2%
1,805	Industria de Diseno Textil S.A.**	79,774
Retail – Discount – 2.7%
905	Costco Wholesale Corp.	47,513
2,365	Wal-Mart Stores, Inc.	132,581
		180,094
Retail – Drug Store – 3.4%
7,955	CVS/Caremark Corp.	228,627

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Retail – Restaurants – 3.8%
3,456	McDonald’s Corp.	$214,929
1,310	Yum! Brands, Inc.	41,265
		256,194
Semiconductor Equipment – 1.4%
4,240	KLA-Tencor Corp.	92,390
Telecommunication Equipment – Fiber Optics – 0.9%
6,575	Corning, Inc.	62,660
Transportation – Services – 3.7%
4,495	United Parcel Service, Inc. – Class B	247,944
Web Portals/Internet Service Providers – 0.9%
195	Google, Inc. – Class A*	59,992
Wireless Equipment – 4.1%
8,540	Crown Castle International Corp.*	150,134
3,610	QUALCOMM, Inc.	129,346
		279,480

Total Common Stock (cost $9,073,203)		6,536,117

Repurchase Agreement – 3.1%
$210,000	RBC Capital Markets Corp., 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $210,001 collateralized by $227,808 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $214,200 (cost $210,000)	210,000

Money Markets – 0%
1,000	Janus Cash Liquidity Fund LLC (cost $1,000)	1,000

Total Investments (total cost $9,284,203) – 99.8%		6,747,117

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		16,208

Net Assets – 100%		$6,763,325

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$114,023	1.7%
Bermuda	147,430	2.2%
Brazil	100,816	1.5%
Canada	28,922	0.4%
India	42,928	0.6%
Japan	151,838	2.2%
Netherlands Antilles	114,079	1.7%
Singapore	35,163	0.5%
Spain	79,774	1.2%
Switzerland	227,519	3.4%
United Kingdom	106,837	1.6%
United States††	5,597,788	83.0%

Total	$6,747,117	100.0%

††	Includes Short-Term Securities (79.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/23/09	34,000	$48,842	$4,646
British Pound 1/29/09	4,000	5,745	183
Euro 1/23/09	63,000	87,485	(7,335)
Japanese Yen 1/29/09	6,300,000	69,556	(1,704)
Swiss Franc 1/23/09	150,000	141,023	(13,262)

Total		$352,651	$(17,472)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Assets and Liabilities

Janus Aspen
Fundamental
As of December 31, 2008	Equity
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$9,284
Unaffiliated investments at value	$6,746
Affiliated money market investments	$1
Cash	55
Receivables:
Investments sold	–
Portfolio shares sold	1
Dividends	20
Non-interested Trustees’ deferred compensation	–
Due from adviser	22
Other assets	–
Forward currency contracts	5
Total Assets	6,850
Liabilities:
Payables:
Investments purchased	6
Portfolio shares repurchased	–
Advisory fees	4
Transfer agent fees and expenses	1
Custodian fees	7
Distribution fees – Service Shares	–
Printing expenses	10
Audit fees	17
Registration fees	5
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	14
Forward currency contracts	22
Total Liabilities	87
Net Assets	$6,763
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$12,436
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(3,116)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,557)
Total Net Assets	$6,763
Net Assets – Institutional Shares	$5,103
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	495
Net Asset Value Per Share	$10.30
Net Assets – Service Shares	$1,660
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	161
Net Asset Value Per Share	$10.34

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Fundamental
For the fiscal year ended December 31, 2008	Equity
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Securities lending income	2
Dividends	198
Dividends from affiliates	6
Foreign tax withheld	(4)
Total Investment Income	202
Expenses:
Advisory fees	68
Transfer agent fees and expenses	5
Registration fees	19
Custodian fees	27
Audit fees	28
Non-interested Trustees’ fees and expenses	5
Distribution fees – Service Shares	5
System fees	30
Printing expenses	30
Other expenses	15
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	232
Expense and Fee Offset	–
Net Expenses	232
Less: Excess Expense Reimbursement	(90)
Net Expenses after Expense Reimbursement	142
Net Investment Income/(Loss)	60
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(3,071)
Net realized gain/(loss) from swap contracts	(12)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,043)
Net Gain/(Loss) on Investments	(6,126)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,066)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
	Fundamental
	Equity
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$60	$36
Net realized gain/(loss) from investment and foreign currency transactions	(3,071)	3,674
Net realized gain/(loss) from swap contracts	(12)	24
Net realized gain/(loss) from options contracts	–	28
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,043)	(2,139)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,066)	1,623
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(46)	(28)
Service Shares	(9)	(2)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(3,012)	(77)
Service Shares	(688)	(13)
Return of Capital
Institutional Shares	(22)	N/A
Service Shares	(4)	N/A
Net Decrease from Dividends and Distributions	(3,781)	(120)
Capital Share Transactions:
Shares sold
Institutional Shares	1,652	2,947
Service Shares	1,108	792
Reinvested dividends and distributions
Institutional Shares	3,078	105
Service Shares	702	15
Shares repurchased
Institutional Shares	(3,814)	(5,480)
Service Shares	(775)	(388)
Net Increase/(Decrease) from Capital Share Transactions	1,951	(2,009)
Net Decrease in Net Assets	(7,896)	(506)
Net Assets:
Beginning of period	14,659	15,165
End of period	$6,763	$14,659

Undistributed net investment income/(loss)*	$–	$6

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Fundamental Equity Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$25.77	$23.40	$21.31	$18.44	$16.27
Income from Investment Operations:
Net investment income/(loss)	.10	.08	.04	.02	.03
Net gain/(loss) on investments (both realized and unrealized)	(8.61)	2.50	2.09	2.87	2.16
Total from Investment Operations	(8.51)	2.58	2.13	2.89	2.19
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.06)	(.04)	(.02)	(.02)
Distributions (from capital gains)*	(6.82)	(.15)	–	–	–
Return of Capital	(.04)	N/A	N/A	N/A	N/A
Total Distributions and Other	(6.96)	(.21)	(.04)	(.02)	(.02)
Net Asset Value, End of Period	$10.30	$25.77	$23.40	$21.31	$18.44
Total Return	(42.17)%	11.02%	9.99%	15.68%	13.44%
Net Assets, End of Period (in thousands)	$5,103	$12,198	$13,331	$12,798	$10,414
Average Net Assets for the Period (in thousands)	$9,364	$12,754	$13,447	$11,057	$10,039
Ratio of Gross Expenses to Average Net Assets(1)	1.20%	1.20%	1.20%	1.21%	1.23%
Ratio of Net Expenses to Average Net Assets(1)	1.20%	1.20%	1.20%	1.20%	1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.57%	0.27%	0.15%	0.06%	0.14%
Portfolio Turnover Rate	129%	124%	51%	62%	65%

Service Shares

For a share outstanding during each	Janus Aspen Fundamental Equity Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$25.86	$23.50	$21.44	$18.59	$16.42
Income from Investment Operations:
Net investment income/(loss)	.08	.02	(.01)	–	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(8.66)	2.51	2.09	2.85	2.18
Total from Investment Operations	(8.58)	2.53	2.08	2.85	2.17
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.02)	(.02)	–	–
Distributions (from capital gains)*	(6.83)	(.15)	–	–	–
Return of Capital	(.03)	N/A	N/A	N/A	N/A
Total Distributions and Other	(6.94)	(.17)	(.02)	–	–
Net Asset Value, End of Period	$10.34	$25.86	$23.50	$21.44	$18.59
Total Return	(42.29)%	10.79%	9.69%	15.35%	13.22%
Net Assets, End of Period (in thousands)	$1,660	$2,461	$1,834	$1,049	$379
Average Net Assets for the Period (in thousands)	$2,064	$2,209	$1,825	$667	$290
Ratio of Gross Expenses to Average Net Assets(1)	1.45%	1.45%	1.45%	1.46%	1.48%
Ratio of Net Expenses to Average Net Assets(1)	1.45%	1.45%	1.45%	1.45%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.32%	0.04%	(0.12)%	(0.21)%	(0.09)%
Portfolio Turnover Rate	129%	124%	51%	62%	65%

*	See Note 3 in Notes to Financial Statements.

(1)	See See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Fundamental Equity Portfolio	$5,677,220	$1,069,897	$–

Other Financial Instruments(a):
Janus Aspen Fundamental Equity Portfolio	–	(17,472)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Fundamental Equity Portfolio	$679,991

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Fundamental Equity Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Portfolio to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables were written off from “Investments sold” and “Investments purchased,” respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest

16  Janus Aspen Series  December 31, 2008

rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

18  Janus Aspen Series  December 31, 2008

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing

20  Janus Aspen Series  December 31, 2008

in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Fundamental Equity Portfolio
Janus Cash Liquidity Fund LLC	$1,000	$–	$–	$1,000
Janus Institutional Cash Management Fund - Institutional Shares	748,161	857,131	1,214	–
Janus Institutional Money Market Fund - Institutional Shares	5,063,726	5,063,726	5,025	–

	$5,812,887	$5,920,857	$6,239	$1,000

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Fundamental Equity Portfolio	$–	$–	$(1,549,281)	$(1,423,755)	$(2,497)	$(2,697,125)

22  Janus Aspen Series  December 31, 2008

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2016

Janus Aspen Fundamental Equity Portfolio	$(1,549,281)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Fundamental Equity Portfolio	$9,444,242	$181,466	$(2,878,591)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Fundamental Equity Portfolio	$597,086	$3,157,202	$26,144	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Fundamental Equity Portfolio	$30,026	$90,140	$–	$–

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Fundamental Equity Portfolio	1.98%	1.48%	1.73%	1.44%	1.52%	2.29%	1.73%	2.00%	1.73%	1.76%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Fundamental Equity Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	80	120
Reinvested dividends and distributions	197	4
Shares repurchased	(255)	(221)
Net Increase/(Decrease) in Portfolio Shares	22	(97)
Shares Outstanding, Beginning of Period	473	570
Shares Outstanding, End of Period	495	473
Transactions in Portfolio Shares – Service Shares
Shares sold	63	32
Reinvested dividends and distributions	45	1
Shares repurchased	(42)	(16)
Net Increase/(Decrease) in Portfolio Shares	66	17
Shares Outstanding, Beginning of Period	95	78
Shares Outstanding, End of Period	161	95

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Fundamental Equity Portfolio	$14,502,896	$16,301,211	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as

24  Janus Aspen Series  December 31, 2008

defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Fundamental Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Fundamental Equity Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

26  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

28  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

30  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  December 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen Fundamental Equity Portfolio	$3,157,202

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Fundamental Equity Portfolio	32%

Janus Aspen Series  December 31, 2008  33

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

34  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Fundamental Equity Portfolio	11/07-Present	Vice President and Director of Research of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-711 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Explanations of Charts, Tables and Financial Statements	31
Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot
This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker
portfolio manager

Performance Overview

Global equity markets experienced an extremely difficult year in 2008. Declining home values and a spreading financial crisis contributed to a global economic slowdown. While the U.S. Federal Reserve responded with aggressive rate cuts and liquidity injections, the credit crisis intensified with the collapse of major financial institutions resulting in a vicious downward cycle. The crisis of confidence that pervaded the markets led to unprecedented volatility and dramatic worldwide equity market sell-offs, particularly during the fourth quarter.

The Janus Aspen Global Life Sciences Portfolio’s Institutional and Service Shares returned -28.89% and -29.02%, respectively, for the year ended December 31, 2008. This performance compared favorably to the -37.00% return for the S&P 500® Index, the Portfolio’s primary benchmark. The Portfolio’s secondary benchmark, the Morgan Stanley Capital International (MSCI) World Health Care Index, returned -21.50%

Investment Strategy

The Portfolio seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, healthcare services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Portfolio includes companies that we categorize into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the Portfolio is invested in core growth holdings (companies with dominant franchises that tend to generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) generally represent 20-30% of the Portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time.

Stocks That Aided Returns

The Portfolio’s top contributor for the period was Celgene Corp. This biopharmaceutical company held up better than the broader market, driven by robust sales of its blood cancer drug Revlimid, and its successful integration of biotechnology firm Pharmion Corp.

Sequenom, a genetics and molecular diagnostic company, reported positive trials on a novel, non-invasive, in-vitro diagnostic test for Down’s Syndrome. We bought the stock after the initial data showed the potential for the test to be both safer and more accurate than current screening methods. While it may still be early and additional data will be required, we believe the company’s technology is extremely promising and has significant sales potential.

Genentech, a biotechnology leader and a long term holding of the Portfolio, moved higher during the period after receiving a cash takeout offer from Swiss-based Roche, the pharmaceutical giant that already owned a majority of the company. We took some profits on the run-up but continue to like the long term prospects for Genentech.

Stocks That Weighed on Returns

Two managed care companies were among our top detractors. Coventry Health Care and UnitedHealth Group suffered from missed earnings expectations due to poor pricing execution and concerns about accelerating cost trends. Uncertainty about the U.S. Presidential election also weighed on the shares. Given the relatively short cycle of this business (ability to re-price each year) and what we viewed as an attractive valuation, we added to our UnitedHealth Group position on the weakness.

Another key detractor was pharmaceutical firm Merck & Company. After several years of strong price appreciation, Merck’s stock was adversely impacted in 2008 by a negative study involving Vytorin, a key cholesterol drug marketed jointly with Schering-Plough. Adverse publicity led to bigger-than-expected sales declines for the franchise. Safety concerns and manufacturing issues also slowed growth for several other drugs and vaccines. Despite these setbacks, we continued to like the valuation and long-term outlook for the company and added to the position on weakness.

2  Janus Aspen Series  December 31, 2008

(unaudited)

Risk Management

The Portfolio continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from what we consider to be binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event may not exceed 1% of the Portfolio’s performance.

Looking Ahead

The economic environment is likely to remain challenging in the near term with rising unemployment and continued pressure on housing prices weighing on consumer sentiment. The strengthening dollar could negatively affect overseas earnings for many U.S. companies and tight hospital budgets could reduce demand for expensive medical equipment.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we believe the unprecedented global cooperation by governments and central banks should help to thaw the banking system and increase the availability of credit, sowing the seeds for a long term recovery. Meanwhile, we believe the health care sector should remain somewhat insulated from these economic pressures, although not immune.

We continue to focus on what we believe are the best risk/reward opportunities in the sector. With the recent market weakness, we have found what we consider to be many high quality companies trading at historically attractive valuations. During challenging times, we believe patience and a long term perspective are important and should be rewarded over time.

Thank you for your continued investment in the Janus Aspen Global Life Sciences Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Global Life Sciences Portfolio (unaudited)

Janus Aspen Global Life Sciences Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	0.90%
Sequenom, Inc.	0.49%
Genentech, Inc.	0.42%
Barr Pharmaceuticals, Inc.	0.41%
Amgen, Inc.	0.39%

5 Bottom Performers – Holdings

Contribution

Merck & Company, Inc.	-2.13%
Coventry Health Care, Inc.	-2.03%
UnitedHealth Group, Inc.	-1.46%
Tomotherapy, Inc.	-1.30%
Savient Pharmaceuticals, Inc.	-1.19%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	0.15%	-0.24%	8.43%
Energy	0.00%	0.00%	13.68%
Information Technology	0.00%	0.00%	16.03%
Telecommunication Services	0.00%	0.00%	3.38%
Utilities	0.00%	0.00%	3.76%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	-26.04%	87.04%	12.68%
Consumer Staples	-1.46%	5.36%	11.48%
Financials	-1.07%	2.23%	15.64%
Materials	-0.53%	5.49%	3.48%
Industrials	-0.26%	0.12%	11.44%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Merck & Company, Inc. Medical – Drugs	4.1%
Roche Holding A.G. Medical – Drugs	4.0%
CVS/Caremark Corp. Retail – Drug Store	4.0%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.6%
UnitedHealth Group, Inc. Medical – HMO	3.5%

19.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 2.2% of total net assets.

*Includes Securities Sold Short of (1.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008				Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Life Sciences Portfolio

Institutional Shares	–28.89%	3.60%	–2.06%	1.09%	1.09%(a)

Service Shares	–29.02%	3.34%	–2.30%	1.34%	1.34%(b)

S&P 500® Index	–37.00%	–2.19%	–3.52%

Morgan Stanley Capital International World Health Care Index	–21.50%	0.82%	1.24%

Lipper Quartile – Institutional Shares	3rd	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Health/Biotechnology Funds	25/35	3/28	5/6

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008 the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risk, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measure at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000

**	The Morgan Stanley Capital International World Health Care Index since inception returns are calculated from January 31, 2000.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$764.30	$5.50

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$763.90	$6.61

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

†	Expenses are equal to the annualized expense ratio of 1.24% for Institutional Shares and 1.49% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  December 31, 2008  7

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 95.3%
Agricultural Chemicals – 0.8%
1,720	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$125,938
Chemicals – Diversified – 3.2%
8,863	Bayer A.G.**	518,591
Drug Delivery Systems – 0.8%
5,170	Hospira, Inc.*	138,659
Hospital Beds and Equipment – 0.6%
6,000	Hillenbrand Industries, Inc.	98,760
Instruments – Scientific – 0.5%
2,440	Thermo Fisher Scientific, Inc.*	83,131
Life and Health Insurance – 1.0%
15,570	OdontoPrev S.A.	155,102
Medical – Biomedical and Genetic – 29.3%
15,790	Acorda Therapeutics, Inc.*	323,853
8,690	Alexion Pharmaceuticals, Inc.*	314,491
4,810	Amgen, Inc.*	277,778
23,135	Arena Pharmaceuticals, Inc.*	96,473
10,250	Celgene Corp.*	566,620
4,429	Cougar Biotechnology, Inc.*	115,154
8,157	Crucell N.V.*,**	123,051
17,165	Exelixis, Inc.*	86,168
37,480	Fibrogen, Inc.*,°° ,§	219,258
5,680	Genentech, Inc.*	470,929
6,920	Genzyme Corp.*	459,280
11,346	Gilead Sciences, Inc.*	580,235
28,815	Human Genome Sciences, Inc.*	61,088
28,775	Incyte Corp.*	109,057
2,615	Myriad Genetics, Inc.*	173,270
4,980	OSI Pharmaceuticals, Inc.*	194,469
19,606	Sequenom, Inc.*	388,983
3,490	United Therapeutics Corp.*	218,300
		4,778,457
Medical – Drugs – 29.3%
4,315	Abbott Laboratories	230,292
23,815	Achillion Pharmaceuticals, Inc.*	15,480
14,500	Array BioPharma, Inc.*	58,725
10,275	AstraZeneca Group PLC (ADR)**	421,583
4,790	Auxilium Pharmaceuticals, Inc.*	136,228
11,935	BioForm Medical, Inc.*	10,861
9,120	Bristol-Myers Squibb Co.	212,040
2,985	Eli Lilly and Co.	120,206
9,855	Forest Laboratories, Inc.*	251,007
12,505	Grifols S.A.**	217,168
22,195	Merck & Company, Inc.	674,727
1,168	Merck KGaA**	106,196
4,402	Novartis A.G.**	220,653
5,126	Novo Nordisk S.A.**	260,905
4,280	Roche Holding A.G.**	659,114
2,652	Sanofi-Aventis**	168,420
15,660	Savient Pharmaceuticals, Inc.*	90,671
10,495	Schering-Plough Corp.	178,730
4,670	Shire PLC (ADR)**	209,123
10,350	Wyeth	388,229
6,350	Xenoport, Inc.*	159,258
		4,789,616
Medical – Generic Drugs – 2.3%
267,733	Mediquest Therapeutics°° ,§	80,320
18,050	Mylan Laboratories, Inc.*	178,514
10,795	Pharmstandard (GDR) (144A)*,**	114,427
		373,261
Medical – HMO – 6.6%
11,572	Coventry Health Care, Inc.*	172,191
8,930	Humana, Inc.*	332,910
21,570	UnitedHealth Group, Inc.	573,763
		1,078,864
Medical Instruments – 2.2%
3,791	GMP Companies, Inc.°° ,§	8,264
6,085	Medtronic, Inc.	191,191
5,070	St. Jude Medical, Inc.*	167,107
		366,562
Medical Labs and Testing Services – 0.5%
8,550	Diagnosticos da America	83,277
Medical Products – 4.0%
3,285	Baxter International, Inc.	176,043
8,345	Covidien, Ltd.	302,424
25,630	Tomotherapy, Inc.*	60,999
2,920	Zimmer Holdings, Inc.*	118,026
		657,492
Optical Supplies – 0.6%
1,125	Alcon, Inc. (U.S. Shares)**	100,339
Patient Monitoring Equipment – 0.6%
5,140	Mindray Medical International, Ltd. (ADR)	92,520
Pharmacy Services – 1.8%
7,135	Medco Health Solutions, Inc.*	299,028
Physical Practice Management – 1.4%
7,195	Pediatrix Medical Group, Inc.*	228,082
REIT – Diversified – 0.5%
17,724	CapitalSource, Inc.	81,885
REIT – Office Property – 0.6%
1,530	Alexandria Real Estate Equities, Inc.	92,320
Retail – Drug Store – 4.0%
22,660	CVS/Caremark Corp.**	651,248
Soap and Cleaning Preparations – 0.7%
3,005	Reckitt Benckiser PLC**	111,922
Therapeutics – 4.0%
4,035	BioMarin Pharmaceutical, Inc.*	71,823
8,565	Onyx Pharmaceuticals, Inc.*	292,581
84,230	Portola Pharmaceuticals, Inc.*,°° ,§	119,185
13,830	Theravance, Inc.*	171,354
		654,943

Total Common Stock (cost $16,812,795)		15,559,997

Preferred Stock – 0.3%
Medical Instruments – 0.3%
21,282	GMP Companies, Inc., convertible, 0%°° ,§ (cost $187,503)	46,395

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Warrants – 0.1%
Medical – Generic Drugs – 0.1%
107,093	Mediquest Therapeutics – expires 6/15/11*,°° ,§	$5,611
21,463	Mediquest Therapeutics – expires 6/15/12*,°° ,§	1,359

Total Warrants (cost $2,511)		6,970

Promissory Note – 0.2%
Medical – Generic Drugs – 0.2%
71,544	Mediquest Therapeutics, 14.0000%, due 3/31/09°° ,§ (cost $71,041)	34,516

Repurchase Agreement – 1.5%
$250,000	RBC Capital Markets Corp., 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $250,002 collateralized by $271,199 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $255,000 (cost $250,000)	250,000

Money Markets – 1.2%
4,000	Janus Cash Liquidity Fund LLC, 0%	4,000
189,758	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	189,758

Total Money Markets (cost $193,758)		193,758

Total Investments (total cost $17,517,608) – 98.6%		16,091,636

Securities Sold Short – (1.0)%
Medical – Drugs – (0.5)%
2,390	UCB S.A.	(77,842)
Optical Supplies – (0.5)%
4,579	Luxottica Group S.P.A.	(81,847)

Total Securities Sold Short (proceeds $193,136)		(159,689)

Cash, Receivables and Other Assets, net of Liabilities – 2.4%		393,314

Net Assets – 100%		$16,325,261

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$302,423	1.9%
Brazil	238,378	1.5%
Canada	125,938	0.8%
Cayman Islands	92,520	0.6%
Denmark	260,905	1.6%
France	168,420	1.0%
Germany	624,788	3.9%
Netherlands	123,051	0.8%
Russia	114,427	0.7%
Spain	217,168	1.3%
Switzerland	980,107	6.1%
United Kingdom	742,628	4.6%
United States††	12,100,883	75.2%

Total	$16,091,636	100.0%

††	Includes Short-Term Securities (72.4% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Belgium	$(77,842)	48.7%
Italy	(81,847)	51.3%

Total	$(159,689)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/23/09	141,500	$203,270	$19,338
Danish Krone 1/23/09	250,000	46,632	(3,940)
Euro 1/23/09	370,400	514,359	(43,127)
Russian Rouble 1/23/09	2,540,000	80,643	5,755
Swiss Franc 1/23/09	245,000	230,337	(21,661)
Swiss Franc 2/6/09	246,000	231,326	(15,442)

Total		$1,306,567	$(59,077)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Assets and Liabilities

Janus Aspen
Global
Life
As of December 31, 2008	Sciences
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$17,518
Unaffiliated Investments at value	$15,898
Affiliated money market investments	$194
Cash	205
Depostis with broker for short sales	193
Receivables:
Investments sold	73
Dividends	28
Interest	10
Non-interested Trustees’ deferred compensation	–
Due from adviser	22
Other assets	1
Forward currency contracts	25
Total Assets	16,649
Liabilities:
Payables:
Short sales, at value(1)	160
Investments purchased	13
Portfolio shares repurchased	5
Advisory fees	9
Audit fees	19
Transfer agent fees and expenses	1
Distribution fees – Service Shares	3
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	29
Forward currency contracts	84
Total Liabilities	324
Net Assets	$16,325
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$19,868
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,092)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,451)
Total Net Assets	$16,325
Net Assets – Institutional Shares	$2,247
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	272
Net Asset Value Per Share	$8.27
Net Assets – Service Shares	$14,078
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,734
Net Asset Value Per Share	$8.12

*	See Note 3 in Notes to Financial Statements.

(1)	Includes proceeds of $193,136.

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Global
Life
For the fiscal year ended December 31, 2008	Sciences
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$13
Securities lending income	4
Dividends	263
Dividends from affiliates	9
Foreign tax withheld	(17)
Total Investment Income	272
Expenses:
Advisory fees	147
Transfer agent fees and expenses	5
Registration fees	3
Custodian fees	71
Audit fees	30
Non-interested Trustees’ fees and expenses	5
Distribution fees – Service Shares	51
Printing expenses	28
System fees	29
Other expenses	16
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	385
Expense and Fee Offset	(1)
Net Expenses	384
Less: Excess Expense Reimbursement	(47)
Net Expenses after Expense Reimbursement	337
Net Investment Income/(Loss)	(65)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(344)
Net realized gain/(loss) from short sales	(54)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,124)
Net Gain/(Loss) on Investments	(7,522)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,587)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
	Global
	Life
	Sciences
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007(1)

Operations:
Net investment income/(loss)	$(65)	$(178)
Net realized gain/(loss) from investment and foreign currency transactions	(344)	4,599
Net realized gain/(loss) from short sales	(54)	13
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,124)	1,379
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,587)	5,813
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	922	749
Service Shares	2,054	2,443
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(1,188)	(1,347)
Service Shares	(6,949)	(8,301)
Net Increase/(Decrease) from Capital Share Transactions	(5,161)	(6,456)
Net Increase/(Decrease) in Net Assets	(12,748)	(643)
Net Assets:
Beginning of period	29,073	29,716
End of period	$16,325	$29,073

Undistributed net investment income/(loss)*	$–	$(2)

*	See Note 3 in Notes to Financial Statements

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Global Life Sciences Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.63	$9.53	$8.94	$7.94	$6.93
Income from Investment Operations:
Net investment income/(loss)	.04	.05	.05	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	(3.40)	2.05	.54	.97	.99
Total from Investment Operations	(3.36)	2.10	.59	1.00	1.01
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$8.27	$11.63	$9.53	$8.94	$7.94
Total Return	(28.89)%	22.04%	6.60%	12.59%	14.57%
Net Assets, End of Period (in thousands)	$2,247	$3,505	$3,428	$3,879	$4,088
Average Net Assets for the Period (in thousands)	$2,908	$3,391	$3,913	$3,733	$3,998
Ratio of Gross Expenses to Average Net Assets(1)	1.24%	1.09%	1.10%	0.95%	0.90%
Ratio of Net Expenses to Average Net Assets(1)	1.24%	1.09%	1.10%	0.95%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.10)%	(0.38)%	(0.48)%	(0.53)%	(0.42)%
Portfolio Turnover Rate	87%	81%	80%	89%	108%

Service Shares

For a share outstanding during each	Janus Aspen Global Life Sciences Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.44	$9.40	$8.84	$7.87	$6.89
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	(.01)	–	–
Net gain/(loss) on investments (both realized and unrealized)	(3.31)	2.05	.57	.97	.98
Total from Investment Operations	(3.32)	2.04	.56	.97	.98
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$8.12	$11.44	$9.40	$8.84	$7.87
Total Return	(29.02)%	21.70%	6.33%	12.33%	14.22%
Net Assets, End of Period (in thousands)	$14,078	$25,568	$26,288	$30,522	$30,082
Average Net Assets for the Period (in thousands)	$20,193	$26,165	$30,308	$30,905	$31,902
Ratio of Gross Expenses to Average Net Assets(1)	1.49%	1.34%	1.35%	1.20%	1.15%
Ratio of Net Expenses to Average Net Assets(1)	1.49%	1.34%	1.35%	1.20%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.31)%	(0.63)%	(0.73)%	(0.77)%	(0.66)%
Portfolio Turnover Rate	87%	81%	80%	89%	108%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Notes to Schedule of Investments

Lipper Variable Annuity Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

°° Schedule of Fair Valued Securities (as of December 31, 2008)

		Value as a %
	Value	of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	$219,258	1.3%
GMP Companies, Inc.	8,264	0.1%
GMP Companies, Inc., convertible, 0%	46,395	0.3%
Mediquest Therapeutics	80,320	0.5%
Mediquest Therapeutics – expires 6/15/11	5,611	0.0%
Mediquest Therapeutics – expires 6/15/12	1,359	0.0%
Mediquest Therapeutics, 14.0000%, due 3/31/09	34,516	0.2%
Portola Pharmaceuticals, Inc.	119,185	0.7%

	$514,908	3.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.°°	12/28/04-11/8/05	$170,534	$219,258	1.3%
GMP Companies, Inc.°°	7/23/07-2/19/08	1,847	8,264	0.1%
GMP Companies, Inc., convertible, 0%°°	5/31/06-1/18/08	187,503	46,395	0.3%
Mediquest Therapeutics°°	5/11/06-6/15/06	160,640	80,320	0.5%
Mediquest Therapeutics - expires 6/15/11°°	5/11/06-6/15/06	–	5,611	0.0%
Mediquest Therapeutics - expires 6/15/12°°	10/12/2007-5/8/08	2,511	1,359	0.0%
Mediquest Therapeutics, 14.0000%, due 3/31/09°°	10/12/2007-5/8/08	71,041	34,516	0.2%
Portola Pharmaceuticals, Inc.°°	7/3/08	119,185	119,185	0.7%

		$713,261	$514,908	3.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2008. The issuer incurs all registration costs.

14  Janus Aspen Series  December 31, 2008

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio	$11,670,915	$3,905,812	$514,909

Investments in Securities Sold Short:
Janus Aspen Global Life Sciences Portfolio	–	(159,689)	–

Other Financial Instruments(a):
Janus Aspen Global Life Sciences Portfolio	–	(59,077)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended December 31, 2008)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2007	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	December 31, 2008

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio	$578,406	$–	$(3,494)	$(198,340)	$138,337	$–	$514,909

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Life Sciences Portfolio	$3,461,413

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Life Sciences Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of

16  Janus Aspen Series  December 31, 2008

net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Portfolio to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables were written off from “Investments sold” and “Investments purchased,” respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option

18  Janus Aspen Series  December 31, 2008

exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. As of December 31, 2008, Janus Aspen Global Life Sciences Portfolio had deposits with brokers of $193,136. The deposits represent restricted cash held as collateral in relation to short sales.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited

20  Janus Aspen Series  December 31, 2008

number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’

22  Janus Aspen Series  December 31, 2008

deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Global Life Sciences Portfolio
Janus Cash Liquidity Fund LLC	$4,000	$–	$–	$4,000
Janus Institutional Cash Management Fund - Institutional Shares	1,987,379	2,407,379	4,044	–
Janus Institutional Money Market Fund - Institutional Shares	8,515,051	8,325,293	4,902	189,758

	$10,506,430	$10,732,672	$8,946	$193,758

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Global Life Sciences Portfolio	$–	$257,348	$–	$(765,834)	$30,450	$(3,064,534)

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Life Sciences Portfolio	$1,344,560

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Life Sciences Portfolio	$19,156,170	$1,675,864	$(4,740,398)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(75,822)

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(180,519)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Global Life Sciences Portfolio	1.46%	1.09%	1.10%	0.95%	0.90%	1.70%	1.34%	1.35%	1.20%	1.15%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

24  Janus Aspen Series  December 31, 2008

5.	Capital Share Transactions

	Janus Aspen Global
For each fiscal year ended December 31	Life Sciences Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	87	70
Reinvested dividends and distributions	-	-
Shares repurchased	(116)	(129)
Net Increase/(Decrease) in Portfolio Shares	(29)	(59)
Shares Outstanding, Beginning of Period	301	360
Shares Outstanding, End of Period	272	301
Transactions in Portfolio Shares – Service Shares
Shares sold	195	232
Reinvested dividends and distributions	-	-
Shares repurchased	(695)	(795)
Net Increase/(Decrease) in Portfolio Shares	(500)	(563)
Shares Outstanding, Beginning of Period	2,234	2,797
Shares Outstanding, End of Period	1,734	2,234

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Life Sciences Portfolio	$19,705,206	$25,227,223	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

(“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Life Sciences Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Life Sciences Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

28  Janus Aspen Series  December 31, 2008

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited) (continued)

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

30  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

32  Janus Aspen Series  December 31, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  December 31, 2008  33

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

34  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Portfolio Manager Janus Aspen Global Life Sciences Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-713 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Explanations of Charts, Tables and Financial Statements	34
Trustees and Officers	37

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
This portfolio pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson
portfolio manager

Performance Overview

During the 12 months ended December 31, 2008, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned – 43.70%, -43.97% and -43.89%. By comparison, the Portfolio’s benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM and the S&P 500® Index returned -43.87% and -37.00%, respectively.

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the 12-month period ending December 31, 2008. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a very volatile period. While the U.S. Federal Reserve’s aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices (oil hit a record in July) and for a brief period, inflation worries took center stage before more evidence of slowing economic growth began to weigh on markets as the credit crisis intensified in September. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic worldwide equity sell-off during September and October. Central banks and governments around the world took widespread actions in an attempt to support markets and global financial institutions. The MSCI All Country World IndexSM declined to its lowest level in over five years during November before rebounding modestly to finish the 12-month period nearly 40% lower in local currency terms. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Financials were easily the worst performing sector due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Information technology underperformed while healthcare and consumer staples outperformed, posting double-digit declines as well.

Investment Strategy

Janus Aspen Global Technology Portfolio’s objective is to seek long-term growth of capital. We work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, we believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Portfolio’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Portfolio, we deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

In anticipation of changes in various foreign currencies, we may hedge a portion of the Portfolio’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. (Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Detractors from Portfolio Performance

Glass manufacturer Corning declined due to concerns about weakening consumer spending, which might impact liquid crystal display (LCD) wide screen televisions, a key market for Corning. The company also suffered after cutting its near-term sales and earnings forecast. While we continue to believe the stock offered an attractive valuation at period end relative to our view of its strong long-term growth prospects, we trimmed the position during the year reflecting our view of the macro economic risks.

KLA-Tencor, a manufacturer of semiconductor equipment, declined significantly late in the period as a result of a dramatic slowdown in semiconductor spending. The company plans to reduce expenses in response, which we feel is proper. While we continue to believe in the company’s

2  Janus Aspen Series  December 31, 2008

(unaudited)

long-term positioning, we did trim the holding during the period.

Computer hardware and consumer electronics maker Apple Inc. was among the top detractors during the year. Concerns over slowing consumer spending and profitability weighed heavily on this developer of Macintosh computers and laptops, the iPhone and iPod music players. While slowing consumer trends pose a near-term headwind for Apple, we believe Apple’s long-term sales outlook could benefit from Mac’s market share gains and what we think will be growing global demand for smart phones, in which the iPhone could potentially be a big beneficiary.

Contributors to Performance

Celgene Corp., a biotechnology company, outperformed the overall market benefiting from a better-than-expected sales and earnings report that was driven by robust sales of its blood cancer drug Revlimid. We took advantage of the stock’s strength to trim our position, which proved timely given its weakness over the second-half of the year. We still think Celgene represents an attractive position given the potential for increased sales of Revlimid globally.

BYD Company, Ltd., a contract manufacturer of various types of batteries surged late in the third quarter and was volatile early in the fourth quarter. We increased our position in the name earlier in the year because we thought the company represented a unique long-term opportunity with its hybrid cars. In addition, we believe the fundamentals of its battery business were good. However, we decided to trim our exposure to the name given its late-period outperformance and apparent sensitivity to its quickly growing car business.

As part of the portfolio’s alternative energy theme, Vestas Wind System, a Denmark-based turbine manufacturer, was a top contributor during the period. The company benefited from steeply rising prices for turbines until late in the period when investors grew concerned over decreased funding for wind power projects and discounted pricing for turbines. While we continue to believe in wind power and other alternative energy-related stocks, we sold our position in Vestas to capture gains.

Looking Ahead

We see challenges ahead for many technology companies amid consumer weakness and uncertain corporate IT spending. Our efforts, therefore, have been to concentrate on companies we believe to not only have a high degree of recurring revenues, but also have the ability to maintain margins in this tough environment. We think companies with products that help businesses save money have an appeal. We are also positive on the smart phone market in general, an area where we see tremendous change and opportunities for stock pickers. Our process includes intensive research where we attempt to understand company products and identify changes in markets and companies’ competitive positioning. We think these efforts are as important as ever given the difficult economic environment. Our goal will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	0.35%
BYD Electronic Company, Ltd.	0.32%
Vestas Wind Systems A.S.	0.17%
Valeant Pharmaceuticals International	0.17%
VistaPrint, Ltd.	0.16%

5 Bottom Performers – Holdings

Contribution

Corning, Inc.	-2.42%
KLA-Tencor Corp.	-1.91%
Apple, Inc.	-1.66%
JA Solar Holdings Company, Ltd. (ADR)	-1.62%
Crown Castle International Corp.	-1.54%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Utilities	0.00%	0.07%	3.76%
Consumer Staples	0.00%	0.00%	11.48%
Energy	0.00%	0.00%	13.68%
Financials	0.00%	0.00%	15.64%
Materials	-0.48%	1.30%	3.48%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Information Technology	-30.12%	71.67%	16.03%
Industrials	-9.72%	13.21%	11.44%
Consumer Discretionary	-2.97%	6.97%	8.43%
Telecommunication Services	-1.53%	2.22%	3.38%
Health Care	-0.76%	4.57%	12.68%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Oracle Corp. Enterprise Software/Services	5.1%
Cisco Systems, Inc. Networking Products	4.0%
CommScope, Inc. Telecommunication Equipment	3.9%
Microsoft Corp. Applications Software	2.6%
Arris Group, Inc. Telecommunication Equipment	2.6%

18.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 2.5% of total net assets

*Includes Securities Sold Short of (0.6%)

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008				Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio

Institutional Shares	–43.70%	–3.49%	–12.51%	0.83%	0.83%(a)

Service Shares	–43.97%	–3.78%	–12.75%	1.08%	1.08%(b)

Service II Shares	–43.89%	–3.71%	–12.67%	1.08%	1.08%(c)

S&P 500® Index	–37.00%	–2.19%	–3.52%

Morgan Stanley Capital International World Information Technology Index	–43.87%	–5.38%	–12.47%

Lipper Quartile – Institutional Shares	2nd	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Science & Technology Funds	15/57	10/50	10/15

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers shown reflects the application of such limits and, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the following pages.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000

Janus Aspen Series  December 31, 2008  7

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$643.80	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$641.60	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$643.50	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94

†	Expenses are equal to the annualized expense ratio of 0.91% for Institutional Shares, 1.17% for Service Shares, and 1.17% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8  Janus Aspen Series  December 31, 2008

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 97.4%
Advertising Sales – 0.5%
28,673	Lamar Advertising Co. – Class A*	$360,133
Aerospace and Defense – 0.5%
4,560	Lockheed Martin Corp.	383,405
Applications Software – 5.3%
61,835	Citrix Systems, Inc.*	1,457,451
101,640	Microsoft Corp.	1,975,882
30,755	Check Point Software Technologies Ltd.	584,037
		4,017,370
Batteries and Battery Systems – 2.0%
361,367	BYD Company, Ltd.	595,857
2,488,500	BYD Electronic Company, Ltd.	888,611
		1,484,468
Cable Television – 2.6%
78,449	British Sky Broadcasting Group PLC**	545,690
60,122	DIRECTV Group, Inc.*	1,377,395
		1,923,085
Chemicals – Diversified – 1.0%
16,800	Shin-Etsu Chemical Company, Ltd.**	770,717
Commercial Services – 1.1%
147,980	Live Nation*	849,405
Commercial Services – Finance – 0.6%
10,529	Automatic Data Processing, Inc.	414,211
Computer Services – 2.4%
32,210	NDS Group PLC (ADR)*,**	1,846,921
Computer Software – 0.6%
41,860	Omniture, Inc.*	445,390
Computers – 7.3%
15,897	Apple, Inc.*	1,356,809
36,225	Hewlett-Packard Co.	1,314,605
18,090	IBM Corp.	1,522,455
33,030	Research In Motion, Ltd. (U.S. Shares)*	1,340,357
		5,534,226
Computers – Memory Devices – 0.6%
30,645	Network Appliance, Inc.*	428,111
Computers – Peripheral Equipment – 0.5%
25,318	Logitech International S.A.*	395,421
Consulting Services – 0.6%
54,760	Genpact, Ltd.*	450,127
Decision Support Software – 1.1%
99,610	DemandTec, Inc.*	803,853
E-Commerce/Services – 0.7%
39,005	eBay, Inc.*	544,510
Electric – Generation – 0.5%
49,435	AES Corp.*	407,344
Electronic Components – Semiconductors – 3.6%
1,394,072	ARM Holdings PLC**	1,744,047
27,620	Microsemi Corp.*	349,117
96,264	MIPS Technologies, Inc.*	106,853
111,220	PMC-Sierra, Inc.*	540,529
		2,740,546
Electronic Connectors – 2.2%
69,600	Amphenol Corp. – Class A	1,669,008
Electronic Measuring Instruments – 1.0%
23,500	Memsic, Inc.*	38,775
32,960	Trimble Navigation, Ltd.*	712,266
		751,041
Energy – Alternate Sources – 0.9%
3,780	First Solar, Inc.*	521,489
50,835	GT Solar International, Inc.*	146,913
		668,402
Enterprise Software/Services – 12.2%
7,460	Autonomy Corporation PLC*,**	102,655
24,855	BMC Software, Inc.*	668,848
47,075	CA, Inc.	872,300
51,030	Concur Technologies, Inc.*,**	1,674,805
102,705	Lawson Software, Inc.*	486,822
216,580	Oracle Corp.*,**	3,839,964
73,410	RightNow Technologies, Inc.*	567,459
11,020	SAP AG**	399,144
37,130	Taleo Corp.*	290,728
24,724	Temenos Group A.G.*	330,119
		9,232,844
Human Resources – 1.2%
154,180	SuccessFactors, Inc.*	884,993
Internet Applications Software – 2.0%
29,215	DealerTrack Holdings, Inc.*	347,366
64,095	Vocus, Inc.*	1,167,170
		1,514,536
Internet Content – Entertainment – 0.4%
22,885	Meetic*,**	335,731
Internet Content – Information/News – 0.5%
80,490	TechTarget*	347,717
Internet Security – 1.2%
65,445	Symantec Corp.*	884,816
Life and Health Insurance – 0.6%
44,845	OdontoPrev SA	446,727
Machinery – General Industrial – 1.1%
2,082,000	Shanghai Electric Group Company, Ltd.	852,928
Medical – Biomedical and Genetic – 3.1%
17,465	Celgene Corp.*	965,465
5,340	Genzyme Corp.*	354,416
20,545	Gilead Sciences, Inc.*	1,050,671
		2,370,552
Medical Instruments – 0.5%
2,800	Intuitive Surgical, Inc.*	355,572
Multimedia – 1.4%
48,025	News Corporation, Inc. – Class A	436,547
106,570	WPP Group PLC**	621,072
		1,057,619
Networking Products – 4.5%
183,900	Cisco Systems, Inc.*	2,997,570
21,075	Juniper Networks, Inc.*	369,023
		3,366,593
Power Converters and Power Supply Equipment – 3.9%
42,470	Advanced Energy Industries, Inc.*	422,577
708,000	China High Speed Transmission Equipment Group Company, Ltd.	864,049

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Power Converters and Power Supply Equipment – (continued)
18,315	Energy Conversion Devices*	$461,721
81,715	JA Solar Holdings Company, Ltd. (ADR)*	357,095
27,384	Sunpower Corp. B-Shares*	833,569
		2,939,011
Printing – Commercial – 1.0%
40,385	VistaPrint, Ltd.*	751,565
Retail – Consumer Electronics – 1.3%
14,630	Yamada Denki Company, Ltd.**	1,015,865
Semiconductor Components/Integrated Circuits – 5.0%
23,065	Analog Devices, Inc.	438,696
363,020	Atmel Corp.*	1,136,253
302,905	Cypress Semiconductor Corp.*	1,353,986
129,605	Marvell Technology Group, Ltd.*	864,465
		3,793,400
Semiconductor Equipment – 2.4%
32,610	Applied Materials, Inc.	330,339
34,975	ASML Holdings N.V. (U.S. Shares)**	631,998
13,022	Centrotherm Photovoltaics A.G.*,**	395,428
21,930	KLA-Tencor Corp.	477,855
		1,835,620
Telecommunication Equipment – 6.5%
243,610	Arris Group, Inc.*	1,936,700
189,690	CommScope, Inc.*	2,947,782
		4,884,482
Telecommunication Equipment – Fiber Optics – 0.9%
71,215	Corning, Inc.**	678,679
Telecommunication Services – 2.8%
95,140	Amdocs, Ltd. (U.S. Shares)*,**	1,740,111
56,845	SAVVIS, Inc.*	391,662
		2,131,773
Toys – 1.4%
2,700	Nintendo Company, Ltd.**	1,037,555
Web Hosting/Design – 0.4%
85,005	Terremark Worldwide, Inc.*	330,669
Web Portals/Internet Service Providers – 1.1%
68,100	Yahoo!, Inc.*	830,820
Wireless Equipment – 6.4%
88,525	Crown Castle International Corp.*	1,556,270
52,855	QUALCOMM, Inc.	1,893,794
173,320	Telefonaktiebolaget L.M. Ericsson (ADR)	1,353,629
		4,803,693

Total Common Stock (cost $95,044,707)		73,571,454

Exchange Traded Notes – 1.0%
Investment Companies – 1.0%
24,100	PowerShares QQQ (cost $698,606)	716,734

Purchased Options – Calls – 0%
223	Citrix Systems, Inc. expires January 2009 exercise price $35.00 (premiums received $33,564)	1

Purchased Options – Puts – 0.1%
255	Concur Technologies, Inc. expires February 2009 exercise price $30.00 (premiums received $103,601)	63,750

Repurchase Agreement – 0.5%
370,000	RBC Capital Markets, 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $370,002 collateralized by $401,375 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $377,400 (amortized cost $370,000)	370,000

Money Markets – 0.7%
9,000	Janus Cash Liquidity Fund LLC, 0%	9,000
549,633	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	549,633

Total Money Markets (cost $558,633)		558,633

Total Investments (total cost $96,809,111) – 99.7%		75,280,572

Securities Sold Short – (0.6)%
Enterprise Software/Services – (0.3)%
(16,735)	Informatica Corp.*	(229,772)
Cellular Telecommunications – (0.3)%
(194,000)	China Unicom Hong Kong, Ltd.	(236,007)

Total Securities Sold Short (proceeds $479,225)		(465,779)

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		698,141

Net Assets – 100%		$75,512,934

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,066,157	2.7%
Brazil	446,727	0.6%
Canada	1,340,357	1.8%
Cayman Islands	1,221,144	1.6%
China	1,448,785	1.9%
France	335,731	0.5%
Germany	794,572	1.1%
Guernsey	1,740,111	2.3%
Hong Kong	888,611	1.2%
Japan	2,824,137	3.8%
Jersey	621,072	0.8%
Netherlands	631,998	0.8%
Sweden	1,353,629	1.8%
Switzerland	725,539	1.0%
United Kingdom	4,239,313	5.6%
United States††	54,602,689	72.5%

Total	$75,280,572	100.0%

††	Includes Short-Term Securities (71.3% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Hong Kong	$(236,007)	50.7%
United States	$(229,772)	49.3%

Total	$(465,779)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/23/09	1,423,000	$2,044,193	$194,471
Euro 2/6/09	570,000	790,998	(5,766)
Japanese Yen 2/6/09	121,500,000	1,341,697	5,500

Total		$4,176,888	$194,205

Schedule of Written Options – Calls	Value

Concur Technologies, Inc. expires February 2009 255 contracts exercise price $40.00	(31,875)

Total Written Options – Calls
(Premiums received $37,066)	($31,875)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statement of Assets and Liabilities

Janus Aspen
Global
As of December 31, 2008	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$96,809
Unaffiliated Investments at value	$74,722
Affiliated money market investments	559
Cash	216
Deposits with broker for short sales	479
Receivables:
Investments sold	18
Portfolio shares sold	20
Dividends	32
Non-interested Trustees’ deferred compensation	2
Other Assets	27
Forward currency contracts	200
Total Assets	76,275
Liabilities:
Payables:
Short sales, at value(1)	466
Options written, at value(2)	32
Investments purchased	6
Portfolio shares repurchased	110
Advisory fees	39
Printing fees	47
Transfer agent fees and expenses	1
Distribution fees – Service Shares	13
Distribution fees – Service II Shares	2
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	37
Forward currency contracts	6
Total Liabilities	762
Net Assets	$75,513
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$498,564
Undistributed net investment income/(loss)*	(6)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(401,755)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(21,290)
Total Net Assets	$75,513
Net Assets – Institutional Shares	$1,395
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	495
Net Asset Value Per Share	$2.82
Net Assets – Service Shares	$62,274
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,460
Net Asset Value Per Share	$2.90
Net Assets – Service II Shares	$11,844
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,002
Net Asset Value Per Share	$2.96

*	See Note 3 in Notes to Financial Statements.

(1)	Includes proceeds of $479,225.
(2)	Includes premiums of $37,066 on written options.

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Global
For the fiscal year ended December 31, 2008	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$1
Securities lending income	84
Dividends	1,021
Dividends from affiliates	85
Foreign tax withheld	(77)
Total Investment Income	1,114
Expenses:
Advisory fees	789
Transfer agent fees and expenses	7
Registration fees	2
Custodian fees	45
Audit fees	30
Non-interested Trustees’ fees and expenses	7
Short sales dividend expenses	3
Distribution fees – Service Shares	254
Distribution fees – Service II Shares	48
Printing expenses	135
Other expenses	47
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,367
Expense and Fee Offset	(4)
Net Expenses	1,363
Net Investment Income/(Loss)	(249)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(12,960)
Net realized gain/(loss) from short sales	696
Net realized gain/(loss) from options contracts	341
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(55,385)
Net Gain/(Loss) on Investments	(67,308)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(67,557)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Statements of Changes in Net Assets

	Janus Aspen
	Global
	Technology
For the fiscal years ended December 31, 2008	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$(249)	$643
Net realized gain/(loss) from investment and foreign currency transactions	(12,960)	29,604
Net realized gain/(loss) from short sales	696	(315)
Net realized gain/(loss) from options contracts	341	(1,439)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(55,385)	2,995
Net Increase/(Decrease) in Net Assets Resulting from Operations	(67,557)	31,448
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(7)	(17)
Service Shares	(90)	(438)
Service II Shares	(17)	(81)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(114)	(536)
Capital Share Transactions:
Shares sold
Institutional Shares	746	2,095
Service Shares	13,420	16,722
Service II Shares	2,953	4,273
Redemption fees
Service II Shares	4	8
Reinvested dividends and distributions
Institutional Shares	7	17
Service Shares	89	438
Service II Shares	17	81
Shares repurchased
Institutional Shares	(1,832)	(1,279)
Service Shares	(33,335)	(37,603)
Service II Shares	(6,533)	(7,878)
Net Increase/(Decrease) from Capital Share Transactions	(24,464)	(23,126)
Net Increase/(Decrease) in Net Assets	(92,135)	7,826
Net Assets:
Beginning of period	167,648	159,822
End of period	$75,513	$167,648

Undistributed net investment income/(loss)*	$(6)	$112

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$5.02	$4.13	$3.82	$3.42	$3.39
Income from Investment Operations:
Net investment income/(loss)	.09	–	.03	.05	.02
Net gain/(loss) on investments (both realized and unrealized)	(2.28)	.91	.28	.35	.01
Total from Investment Operations	(2.19)	.91	.31	.40	.03
Less Distributions:
Dividends (from net investment income)*	(.01)	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.01)	(.02)	–	–	–
Net Asset Value, End of Period	$2.82	$5.02	$4.13	$3.82	$3.42
Total Return	(43.70)%	22.07%	8.12%	11.70%	0.88%
Net Assets, End of Period (in thousands)	$1,395	$4,093	$2,673	$2,989	$4,423
Average Net Assets for the Period (in thousands)	$3,000	$3,293	$2,823	$3,100	$4,887
Ratio of Gross Expenses to Average Net Assets(1)	0.85%(2)	0.82%(2)	0.83%	0.73%	0.72%
Ratio of Net Expenses to Average Net Assets(1)	0.85%(2)	0.82%(2)	0.83%	0.73%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.06%	0.70%	0.13%	0.01%	0.19%
Portfolio Turnover Rate	92%	67%	89%	42%	30%

Service Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$5.18	$4.27	$3.96	$3.55	$3.53
Income from Investment Operations:
Net investment income/(loss)	–	.02	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	(2.28)	.91	.31	.41	.02
Total from Investment Operations	(2.28)	.93	.31	.41	.02
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.02)	–	–	–
Net Asset Value, End of Period	$2.90	$5.18	$4.27	$3.96	$3.55
Total Return	(43.97)%	21.70%	7.83%	11.55%	0.57%
Net Assets, End of Period (in thousands)	$62,274	$137,367	$132,281	$138,172	$151,354
Average Net Assets for the Period (in thousands)	$101,523	$133,221	$134,175	$134,959	$161,072
Ratio of Gross Expenses to Average Net Assets(1)	1.11%(2)	1.07%(2)	1.08%	0.98%	0.97%
Ratio of Net Expenses to Average Net Assets(1)	1.11%(2)	1.07%(2)	1.08%	0.98%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.21)%	0.39%	(0.12)%	(0.24)%	(0.06)%
Portfolio Turnover Rate	92%	67%	89%	42%	30%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would have been 0.85% and 0.85%, respectively, in 2008 and 0.82% and 0.82%, respectively, in 2007 for Institutional Shares, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively in 2007 for Service Shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  15

Financial Highlights (continued)

Service II Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$5.28	$4.35	$4.03	$3.62	$3.59
Income from Investment Operations:
Net investment income/(loss)	–	.02	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	(2.32)	.93	.32	.41	.03
Total from Investment Operations	(2.32)	.95	.32	.41	.03
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	(.02)	–	–	–
Net Asset Value, End of Period	$2.96	$5.28	$4.35	$4.03	$3.62
Total Return	(43.89)%	21.75%	7.94%	11.33%	0.84%
Net Assets, End of Period (in thousands)	$11,844	$26,188	$24,868	$25,882	$27,404
Average Net Assets for the Period (in thousands)	$19,274	$25,482	$25,605	$24,247	$25,926
Ratio of Gross Expenses to Average Net Assets(2)	1.11%(3)	1.07%(3)	1.08%	0.99%	0.97%
Ratio of Net Expenses to Average Net Assets(2)	1.11%(3)	1.07%(3)	1.08%	0.98%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.21)%	0.39%	(0.13)%	(0.25)%	(0.06)%
Portfolio Turnover Rate	92%	67%	89%	42%	30%

*	See Note 3 in Notes to Financial Statements.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	See Note 4 in Notes to Financial Statements
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would have been 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively in 2007 for Service II shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

16  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Lipper Variable Annuity Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology IndexSM	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio	$59,388,927	$15,827,894	$–

Investments in Purchased Options:
Janus Aspen Global Technology Portfolio	63,751	–	–

Investments in Securities Sold Short:
Janus Aspen Global Technology Portfolio	(229,772)	(236,007)	–

Other Financial Instruments(a):
Janus Aspen Global Technology Portfolio	–	162,330	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$12,943,594

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net

18  Janus Aspen Series  December 31, 2008

assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

20  Janus Aspen Series  December 31, 2008

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Global Technology Portfolio	$172,995

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2007	142	$136,364
Options written	4,896	857,365
Options closed	(2,628)	(672,901)
Options expired	(2,155)	(283,762)
Options exercised	–	–

Options outstanding at December 31, 2008	255	$37,066

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2007	–	$–
Options written	2,137	200,614
Options closed	(2,137)	(200,614)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2008	–	$–

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. As of December 31, 2008, Janus Aspen Global Technology Portfolio had deposits with brokers of $479,225. The deposits represent restricted cash held as collateral in relation to short sales.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not

22  Janus Aspen Series  December 31, 2008

limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in

24  Janus Aspen Series  December 31, 2008

“Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2008 were $3,763 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$9,000	$–	$–	$9,000
Janus Institutional Cash Management Fund - Institutional Shares	10,329,360	19,376,368	47,163	–
Janus Institutional Money Market Fund - Institutional Shares	39,870,928	39,321,295	38,285	549,633

	$50,209,288	$58,697,663	$85,448	$558,633

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Global Technology Portfolio	$–	$–	$(388,939,750)	$(11,180,766)	$42,224	$(22,973,052)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	Accumulated Capital Losses

Janus Aspen Global Technology Portfolio	$(230,513,839)	$(148,365,762)	$(8,794,052)	$(1,266,097)	$(388,939,750)

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Technology Portfolio	$687,791

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$98,253,624	$6,028,093	$(29,001,145)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$113,614	$–	$–	$(415,496)

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$535,673	$–	$–	$–

26  Janus Aspen Series  December 31, 2008

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares					Service II Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Global Technology Portfolio	0.85%	0.82%	0.83%	0.73%	0.72%	1.11%	1.07%	1.08%	0.98%	0.97%	1.11%	1.07%	1.08%	0.99%	0.97%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For each fiscal year ended
December 31(all numbers in	Janus Aspen Global Technology Portfolio
thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	176	442
Reinvested dividends and distributions	2	3
Shares repurchased	(498)	(277)
Net Increase/(Decrease) in Portfolio Shares	(320)	168
Shares Outstanding, Beginning of Period	815	647
Shares Outstanding, End of Period	495	815
Transactions in Portfolio Shares – Service Shares
Shares sold	3,035	3,409
Reinvested dividends and distributions	19	85
Shares repurchased	(8,128)	(7,963)
Net Increase/(Decrease) in Portfolio Shares	(5,074)	(4,469)
Shares Outstanding, Beginning of Period	26,534	31,003
Shares Outstanding, End of Period	21,460	26,534
Transactions in Portfolio Shares – Service II Shares
Shares sold	670	875
Reinvested dividends and distributions	4	15
Shares repurchased	(1,634)	(1,648)
Net Increase/(Decrease) in Portfolio Shares	(960)	(758)
Shares Outstanding, Beginning of Period	4,962	5,720
Shares Outstanding, End of Period	4,002	4,962

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$110,761,158	$128,116,957	$–	$–

Janus Aspen Series  December 31, 2008  27

Notes to Financial Statements (continued)

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and

28  Janus Aspen Series  December 31, 2008

(4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  29

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

30  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  31

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

32  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

34  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

36  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  37

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

38  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Aspen Global Technology Portfolio	2/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2004) for Lincoln Equity Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  39

Notes

40  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-714 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Explanations of Charts, Tables and Financial Statements	30
Designation Requirements	33
Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Growth and Income Portfolio (unaudited)

Portfolio Snapshot
This growth portfolio seeks to create capital appreciation and income through all types of market conditions.

Marc Pinto
portfolio manager

Performance Overview

For the 12-month period ended December 31, 2008, Janus Aspen Growth and Income Portfolio’s Institutional and Service Shares returned -41.17% and -41.28%, respectively. The Portfolio’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned -37.00% and -38.44%, respectively.

Economic Overview

Continuing turmoil from the credit crisis and concerns over a prolonged recession, characterized U.S. equity markets during the 12-month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed along with central banks around the world took unprecedented steps to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Financials were easily the worst performing sector due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double digit declines as well. Although small-cap stocks underperformed large caps during the worst of the sell-off, their stronger performance earlier in the year and in December led to better relative performance overall. Growth outperformed valued-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Consumer Discretionary and Industrials Sector Holdings Detract from Performance

The primary sectors that detracted from Portfolio performance during the period were consumer discretionary and industrials. Within consumer discretionary, Nordstrom declined significantly late in the period, as weakness in consumer spending severely impacted sales of the high-end retailer. We did not anticipate the economic downturn would hit the high-end consumer as much as it did; we sold the position.

Within energy, Hess Corp. fell in sympathy with the decline in oil prices. We remained constructive on the outlook for exploration and production company given what we think is an attractive production growth profile over the next few years. We believe Hess’ valuation at period end did not give adequate credit to its recent discoveries off the coast of Brazil and in Australia. Within financials, the largest individual detractor was Fannie Mae. We sold our holdings based on the expectation that if agency debt spreads widen out dramatically the government would be forced to step in to protect the national housing market at which point the equity would be at zero or near zero; this occurred in September. Our view was that Fannie Mae and Freddie Mac were suffering from a crisis of confidence.

Within technology, glass manufacturer Corning declined due to concerns about weakening consumer spending which might impact liquid crystal display (LCD) wide screen televisions, a key market for Corning. We continued to believe the stock offered an attractive valuation at period end relative to our view of its strong growth prospects; we added to our position.

Holdings within Materials and an Underweight in Financials Contributed to Performance

Areas of relative strength during the period included our holdings in materials as well as a significant underweight in financials. Among individual contributors was Yahoo!. We sold our position in the internet software company early in the period after Microsoft made an offer to buy the company. Another technology holding, Nintendo, also boosted relative

2  Janus Aspen Series  December 31, 2008

(unaudited)

performance. The Japanese video game company, a new holding, rose on continued strong sales of its Wii platform. We feel the company has strong competitive advantages in creating games the consumer wants and in understanding how to expand its business. We also like Nintendo’s strong cash generation capability, low capital expenditures and commitment to paying dividends.

Within financials, Morgan Stanley added to relative performance. We added the investment bank during the fourth quarter based on our belief the market has begun to believe that the company will be among the survivors from the financial crisis. Morgan Stanley’s capital base substantially improved during the period with infusions from the U.S. Government and Mitsubishi UFJ Financial Group.

Among energy holdings, Suncor Energy, a leader in Canadian oil-sands production, rose significantly with the rise in energy prices during the first half of the period. We captured our gains before it sold off later in the period as energy prices declined; we redeployed the cash in opportunities that we believed offered better risk-reward potential.

In terms of Portfolio position, at the end of the period the Portfolio was underweight in the financials and industrials sectors as compared to the primary benchmark, while overweight in consumer staples and information technology.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

The magnitude of the economic and financial downturn in 2008 caught many of us by surprise. Although the credit crisis and events of the past year were unprecedented, there are some similarities to the 1991-1992 economic downturn. Both periods in question saw a terrible housing market, the U.S. involved in a conflict in the Middle East, a Republican-to-Democrat White House and Congressional transition, a weak U.S. economy and closed capital markets and coordinated fiscal stimulus and government intervention. The key difference, of course, is that the current environment appears worse on many fronts compared to 1991-1992. The housing market has been weak across the board; GDP could contract further; the Middle East is arguably a greater financial drain; and unemployment will likely peak at a higher level in the current recession then it did 18 years ago.

So, while we recognize the potential for a long series of negative economic data points hitting financial markets and that past performance is not necessarily indicative of the future, many areas, including real estate, troubled banks/depositories, high yield and investment grade bonds, mortgage-backed securities and finally equities did well following the 1991-1992 downturn. Despite the negative economic back-drop, we believe there is ample reason to be optimistic recognizing that many valuations are at historically low levels by any measure and that the market typically discounts an eventual economic recovery prior to it showing up in the data. With that said, we continue to look for companies we feel have been unnecessarily beaten up in our opinion and that offer attractive value and good growth prospects in a tough economic environment.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Growth and Income Portfolio (unaudited)

Janus Aspen Growth and Income Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Yahoo!, Inc.	0.39%
Anheuser – Busch Inbev N.V. – VVPR Strips	0.17%
Morgan Stanley Co.	0.16%
Suncor Energy, Inc.	0.09%
Nintendo Company, Ltd.	0.08%

5 Bottom Performers – Holdings

Contribution

Hess Corp.	-1.66%
Fannie Mae	-1.61%
Corning, Inc.	-1.60%
Anheuser – Busch Inbev N.V.	-1.37%
Nordstrom, Inc.	-1.35%

5 Top Performers – Sectors

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Utilities	-0.12%	0.20%	3.76%
Telecommunication Services	-0.48%	0.92%	3.38%
Materials	-1.49%	3.24%	3.48%
Financials	-3.30%	5.53%	15.64%
Health Care	-4.03%	12.00%	12.68%

5 Bottom Performers – Sectors

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	-11.57%	25.00%	16.03%
Consumer Discretionary	-7.65%	12.91%	8.43%
Industrials	-5.46%	7.99%	11.44%
Energy	-4.59%	14.72%	13.68%
Consumer Staples	-4.57%	17.50%	11.48%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Anheuser – Busch InBev N.V. Brewery	4.7%
Oracle Corp. Enterprise Software/Services	4.2%
CVS/Caremark Corp. Retail – Drug Store	3.7%
Roche Holding A.G. Medical – Drugs	3.7%
Hess Corp. Oil Companies – Integrated	3.6%

19.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Growth and Income Portfolio

Institutional Shares	–41.17%	–2.76%	0.89%	2.56%	0.82%

Service Shares	–41.28%	–2.99%	0.63%	2.31%	1.07%

S&P 500® Index	–37.00%	–2.19%	–1.38%	–0.34%

Russell 1000® Growth Index	–38.44%	–3.42%	–4.27%	–2.47%

Lipper Quartile – Institutional Shares	4th	3rd	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	188/229	96/185	9/80	4/73

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1998

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$660.40	$3.92

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$659.80	$4.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04

†	Expenses are equal to the annualized expense ratio of 0.94% for Institutional Shares and 1.19% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Aspen Series  December 31, 2008  7

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 83.3%
Aerospace and Defense – 2.7%
11,530	BAE Systems PLC**	$62,826
13,485	Boeing Co.	575,405
25,590	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	414,814
		1,053,045
Agricultural Chemicals – 2.8%
2,570	Monsanto Co.	180,800
22,785	Syngenta A.G. (ADR)**	891,804
		1,072,604
Apparel Manufacturers – 1.9%
130,620	Esprit Holdings, Ltd.	744,557
Applications Software – 1.7%
5,770	Citrix Systems, Inc.*	135,999
26,665	Microsoft Corp.	518,368
		654,367
Athletic Footwear – 1.3%
9,670	NIKE, Inc. – Class B	493,170
Brewery – 4.7%
44,576	Anheuser – Busch InBev N.V. – VVPR Strips*,**	248
78,446	Anheuser – Busch InBev N.V.**	1,818,514
		1,818,762
Cable Television – 1.0%
16,495	DIRECTV Group, Inc.*	377,900
Casino Hotels – 2.3%
18,882	Crown, Ltd.	79,020
27,917	MGM Mirage*	384,138
9,495	Wynn Resorts, Ltd.*	401,259
		864,417
Commercial Services – Finance – 1.8%
5,185	Visa, Inc. – Class A	271,953
28,065	Western Union Co.	402,452
		674,405
Computers – 4.0%
11,620	Apple, Inc.*	991,767
13,290	Research In Motion, Ltd. (U.S. Shares)*	539,308
		1,531,075
Computers – Memory Devices – 1.1%
41,980	EMC Corp.*	439,531
Diversified Operations – 1.6%
68,000	China Merchants Holdings International Company, Ltd.	134,002
6,800	Danaher Corp.	384,947
230,000	Melco International Development, Ltd.	76,759
		595,708
E-Commerce/Services – 0.8%
19,825	eBay, Inc.*	276,757
5,730	Liberty Media Corp. – Interactive – Class A*	17,878
		294,635
Electronic Components – Semiconductors – 0%
1	Advanced Micro Devices, Inc.*	2
Electronic Connectors – 0.4%
5,770	Amphenol Corp. – Class A	138,365
Enterprise Software/Services – 4.2%
90,980	Oracle Corp.*	1,613,075
Finance – Investment Bankers/Brokers – 3.5%
13,875	Credit Suisse Group (ADR)**	392,108
4,630	Goldman Sachs Group, Inc.	390,726
35,555	Morgan Stanley Co.	570,301
		1,353,135
Food – Miscellaneous/Diversified – 3.5%
34,070	Nestle S.A.**	1,343,354
Hotels and Motels – 0.6%
13,515	Starwood Hotels & Resorts Worldwide, Inc.	241,919
Industrial Gases – 0.7%
4,335	Praxair, Inc.	257,326
Medical – Biomedical and Genetic – 0.8%
1	Amylin Pharmaceuticals, Inc.*	11
5,655	Celgene Corp.*	312,608
		312,619
Medical – Drugs – 8.6%
11,460	Allergan, Inc.	462,067
13,680	Bristol-Myers Squibb Co.	318,060
22,605	Merck & Company, Inc.	687,192
9,220	Roche Holding A.G.**	1,419,870
12,195	Wyeth	457,434
		3,344,623
Medical – HMO – 2.5%
36,425	UnitedHealth Group, Inc.	968,905
Medical Products – 1.8%
6,940	Baxter International, Inc.	371,914
8,390	Covidien, Ltd.	304,054
		675,968
Networking Products – 0.8%
18,360	Cisco Systems, Inc.*	299,268
Oil Companies – Exploration and Production – 4.2%
22,353	EnCana Corp. (U.S. Shares)	1,038,967
8,570	EOG Resources, Inc.	570,591
		1,609,558
Oil Companies – Integrated – 6.5%
21,920	ConocoPhillips	1,135,456
25,479	Hess Corp.	1,366,694
		2,502,150
Optical Supplies – 1.6%
6,780	Alcon, Inc. (U.S. Shares)	604,708
Power Converters and Power Supply Equipment – 0.7%
26,780	JA Solar Holdings Company, Ltd. (ADR)*	117,029
12,410	Suntech Power Holdings Company, Ltd. (ADR)*	145,197
		262,226
Real Estate Operating/Development – 0.4%
70,765	Hang Lung Properties, Ltd.	155,234
Retail – Drug Store – 3.7%
49,830	CVS/Caremark Corp.	1,432,114

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Retail – Jewelry – 0.6%
10,480	Tiffany & Co.	$247,642
Soap and Cleaning Preparations – 1.7%
17,100	Reckitt Benckiser PLC**	636,896
Telecommunication Equipment – Fiber Optics – 1.8%
73,396	Corning, Inc.	699,464
Tobacco – 3.4%
25,410	Altria Group, Inc.	382,675
20,840	Philip Morris International, Inc.	906,748
		1,289,423
Toys – 1.2%
1,185	Nintendo Company, Ltd.	455,371
Wireless Equipment – 2.4%
20,265	Nokia Oyj (ADR)**	316,134
17,310	QUALCOMM, Inc.	620,217
		936,351

Total Common Stock (cost $40,528,529)		31,993,872

Corporate Bonds – 1.0%
Casino Hotels – 0.4%
$174,000	MGM Mirage, Inc., 8.5000%, due 9/15/10	146,160
Power Converters and Power Supply Equipment – 0.6%
287,000	Suntech Power Holdings Company, Ltd. convertible 3.0000%, due 3/15/13 (144A)	115,159
291,000	JA Solar Holdings Company, Ltd. 4.5000% due 5/15/13	116,400
		231,559

Total Corporate Bonds (cost $692,287)		377,719

Preferred Stock – 0.7%
Finance – Investment Bankers/Brokers – 0.4%
9,250	Citigroup, Inc., 8.1250%	147,537
Metal – Diversified – 0.3%
2,410	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500%	114,355

Total Preferred Stock (cost $451,754)		261,892

U.S. Treasury Notes/ Bonds – 5.5%
$707,000	3.2500%, due 12/31/09	727,188
299,000	2.7500%, due 7/31/10	309,745
415,000	1.5000%, due 10/31/10	421,193
299,000	4.8750%, due 7/31/11	329,998
299,000	3.3750%, due 7/31/13	326,588

Total U.S. Treasury Notes/Bonds (cost $2,049,522)		2,114,712

Purchased Options – Calls – 0.2%
158	ConocoPhillips expires January 2009 exercise price $70.00 (LEAPS)	316
253	CVS/Caremark Corp. expires January 2010 exercise price $35.00 (LEAPS)	78,291
154	Nordstrom, Inc. expires January 2010 exercise price $40.00 (LEAPS)	1,682
150	Texas Instruments, Inc. expires January 2010 exercise price $35.00 (LEAPS)	807

Total Purchased Options – Calls (premiums paid $767,662)		81,096

Repurchase Agreement – 2.4%
$910,000	RBC Capital Markets Corp., 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $910,006 collateralized by $987,166 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $928,200 (cost $910,000)	910,000

Money Markets – 7.0%
3,000	Janus Cash Liquidity Fund LLC, 0%	3,000
1,245,017	Janus Institutional Cash Management Fund – Institutional Shares, 0.91%	1,245,017
1,437,190	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	1,437,190

Total Money Markets (cost $2,685,207)		2,685,207

Total Investments (total cost $48,084,961) – 100.1%		38,424,498

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(39,273)

Net Assets – 100%		$38,385,225

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$79,020	0.2%
Belgium	1,818,762	4.7%
Bermuda	1,048,611	2.7%
Brazil	414,814	1.1%
Canada	1,578,276	4.1%
Cayman Islands	493,784	1.3%
Finland	316,134	0.8%
Hong-Kong	365,994	1.0%
Japan	455,371	1.2%
Switzerland	4,651,844	12.1%
United Kingdom	699,722	1.8%
United States††	26,502,166	69.0%

Total	$38,424,498	100.0%

††	Includes Short-Term Securities (59.6% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/23/09	230,000	$330,404	$31,432
Euro 1/23/09	315,000	437,427	(36,676)
Euro 1/29/09	185,000	256,816	(11,987)
Euro 2/6/09	124,000	172,077	(1,254)
Swiss Franc 1/23/09	523,000	491,698	(46,240)
Swiss Franc 2/6/09	505,000	474,877	(31,700)

Total		$2,163,299	$(96,425)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Assets and Liabilities

Janus Aspen
Growth
and
As of December 31, 2008	Income
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$48,085
Unaffiliated Investments at value	$35,739
Affiliated money market investments	2,685
Cash	57
Receivables:
Investments sold	1
Portfolio shares sold	6
Dividends	82
Interest	23
Non-interested Trustees’ deferred compensation	1
Other assets	–
Forward currency contracts	31
Total Assets	38,625
Liabilities:
Payables:
Portfolio shares repurchased	31
Advisory fees	19
Distribution fees – Service Shares	4
Transfer agent fees and expenses	1
Custodian fees	14
Audit fees	17
Printing fees	12
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	12
Forward currency contracts	128
Total Liabilities	240
Net Assets	$38,385
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$101,357
Undistributed net investment income/(loss)*	42
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(53,256)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,758)
Total Net Assets	$38,385
Net Assets – Institutional Shares	$19,645
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,696
Net Asset Value Per Share	$11.58
Net Assets – Service Shares	$18,740
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,609
Net Asset Value Per Share	$11.65

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Growth
and
For the fiscal year ended December 31, 2008	Income
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$75
Securities lending income	11
Dividends	1,104
Dividends from affiliates	87
Foreign tax withheld	(51)
Total Investment Income	1,226
Expenses:
Advisory fees	368
Transfer agent fees and expenses	5
Audit fees	28
Custodian fees	46
Non-interested Trustees’ fees and expenses	5
Distribution fees – Service Shares	72
Printing expenses	33
Other expenses	63
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	620
Expense and Fee Offset	(1)
Net Expenses	619
Net Investment Income/(Loss)	607
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(7,481)
Net realized gain/(loss) from swap contracts	(75)
Net realized gain/(loss) from options contracts	(184)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(22,603)
Net Gain/(Loss) on Investments	(30,343)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(29,736)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
	Growth
	and
	Income
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$607	$1,583
Net realized gain/(loss) from investment and foreign currency transactions	(7,481)	7,089
Net realized gain/(loss) from swap contracts	(75)	140
Net realized gain/(loss) from options contracts	(184)	9
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(22,603)	(1,996)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(29,736)	6,825
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(298)	(914)
Service Shares	(232)	(663)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(530)	(1,577)
Capital Share Transactions:
Shares sold
Institutional Shares	1,106	9,073
Service Shares	6,147	9,601
Reinvested dividends and distributions
Institutional Shares	298	914
Service Shares	232	663
Shares repurchased
Institutional Shares	(9,005)	(17,005)
Service Shares	(10,348)	(12,035)
Net Increase/(Decrease) from Capital Share Transactions	(11,570)	(8,789)
Net Increase/(Decrease) in Net Assets	(41,836)	(3,541)
Net Assets:
Beginning of period	80,221	83,762
End of period	$38,385	$80,221

Undistributed net investment income/(loss)*	$42	$(24)

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding through each	Janus Aspen Growth and Income Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.89	$18.67	$17.57	$15.70	$14.11
Income from Investment Operations:
Net investment income/(loss)	.18	.37	.29	.10	.09
Net gain/(loss) on investments (both realized and unrealized)	(8.32)	1.26	1.13	1.88	1.60
Total from Investment Operations	(8.14)	1.63	1.42	1.98	1.69
Less Distributions:
Dividends (from net investment income)*	(.17)	(.41)	(.32)	(.11)	(.10)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.17)	(.41)	(.32)	(.11)	(.10)
Net Asset Value, End of Period	$11.58	$19.89	$18.67	$17.57	$15.70
Total Return	(41.12%)	8.70%	8.12%	12.62%	11.97%
Net Assets, End of Period (in thousands)	$19,645	$42,718	$46,586	$38,146	$27,784
Average Net Assets for the Period (in thousands)	$30,929	$46,374	$43,210	$31,257	$25,658
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.91%	0.82%	0.86%	0.74%	0.77%
Ratio of Net Expenses to Average Net Assets(2)	0.91%	0.82%	0.86%	0.74%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.14%	2.02%	1.97%	0.62%	0.63%
Portfolio Turnover Rate	58%	74%	58%	37%	48%

Service Shares

For a share outstanding through each	Janus Aspen Growth and Income Portfolio
fiscal year ended December 31	2008	2007	2006	2005(3)	2004

Net Asset Value, Beginning of Period	$20.01	$18.79	$17.66	$15.77	$14.22
Income from Investment Operations:
Net investment income/(loss)	.15	.32	.31	.07	.06
Net gain/(loss) on investments (both realized and unrealized)	(8.38)	1.27	1.06	1.88	1.55
Total from Investment Operations	(8.23)	1.59	1.37	1.95	1.61
Less Distributions:
Dividends (from net investment income)*	(.13)	(.37)	(.24)	(.06)	(.06)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.13)	(.37)	(.24)	(.06)	(.06)
Net Asset Value, End of Period	$11.65	$20.01	$18.79	$17.66	$15.77
Total Return	(41.26)%	8.44%	7.83%	12.40%	11.32%
Net Assets, End of Period (in thousands)	$18,740	$37,503	$37,176	$55,551	$55,596
Average Net Assets for the Period (in thousands)	$28,949	$36,644	$44,953	$53,705	$56,017
Ratio of Gross Expenses to Average Net Assets(1)(2)	1.16%	1.07%	1.09%	0.99%	1.02%
Ratio of Net Expenses to Average Net Assets(2)	1.16%	1.07%	1.09%	0.99%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.88%	1.76%	1.70%	0.37%	0.36%
Portfolio Turnover Rate	58%	74%	58%	37%	48%

*	See Note 3 in Notes to Financial Statements.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for 2008, 2007, 2006, 2005, and 2004.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Growth and Income Portfolio	$22,790,134	$15,553,268	$–

Investments in Purchased Options:
Janus Aspen Growth and Income Portfolio	80,780	316	–

Other Financial Instruments(a):
Janus Aspen Growth and Income Portfolio	–	(96,425)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Growth and Income Portfolio	$7,486,462

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value

14  Janus Aspen Series  December 31, 2008

of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Growth and Income Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of

16  Janus Aspen Series  December 31, 2008

net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security

18  Janus Aspen Series  December 31, 2008

increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices,

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

20  Janus Aspen Series  December 31, 2008

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep

22  Janus Aspen Series  December 31, 2008

program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Growth and Income Portfolio
Janus Cash Liquidity Fund LLC	$3,000	$–	$–	$3,000
Janus Institutional Cash Management Fund - Institutional Shares	3,733,702	5,419,115	59,911	1,245,017
Janus Institutional Money Market Fund - Institutional Shares	17,916,102	17,144,885	27,227	1,437,190

	$21,652,804	$22,564,000	$87,138	$2,685,207

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post - October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Poct - October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Growth and Income Portfolio	$42,828	$–	$(50,060,115)	$(3,280,118)	$(2,449)	$(9,672,383)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

The capital loss carryforward in the Portfolio is subject to annual limitations under applicable tax laws and may expire unused. Due to these limitations, $516,392 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2016	Accumulated Capital Losses

Janus Aspen Growth and Income Portfolio(1)	$(516,392)	$(28,876,109)	$(15,741,304)	$(4,926,310)	$(50,060,115)

(1)	Capital loss carryover is subject to annual limitations.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Growth and Income Portfolio	$48,096,881	$1,994,644	$(11,667,027)

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Growth and Income Portfolio	$530,413	$–	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Growth and Income Portfolio	$1,577,256	$–	$–	$–

4.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	70	464
Reinvested dividends and distributions	20	45
Shares repurchased	(541)	(857)
Net Increase/(Decrease) in Portfolio Shares	(451)	(348)
Shares Outstanding, Beginning of Period	2,147	2,495
Shares Outstanding, End of Period	1,696	2,147
Transactions in Portfolio Shares – Service Shares
Shares sold	354	471
Reinvested dividends and distributions	15	33
Shares repurchased	(635)	(608)
Net Increase/(Decrease) in Portfolio Shares	(266)	(104)
Shares Outstanding, Beginning of Period	1,875	1,979
Shares Outstanding, End of Period	1,609	1,875

5.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Growth and Income Portfolio	$31,549,786	$42,375,953	$1,135,292	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital

24  Janus Aspen Series  December 31, 2008

announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth and Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

26  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

28  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

30  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  December 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Dividends Received Deduction Percentage

Portfolio

Janus Growth and Income Portfolio	100%

Janus Aspen Series  December 31, 2008  33

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

34  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Aspen Growth and Income Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-712 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Explanations of Charts, Tables and Financial Statements	31
Designation Requirements	34
Trustees and Officers	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from each of the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Portfolio Snapshot
This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended December 31, 2008, the Janus Aspen INTECH Risk-Managed Core Portfolio returned -36.24% for its Service Shares. This compares to the -37.00% return posted by the S&P 500® Index, the Portfolio’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 21 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in the Janus Aspen INTECH Risk-Managed Core Portfolio.

2  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Exxon Mobil Corp. Oil Companies – Integrated	5.3%
AT&T, Inc. Telephone – Integrated	3.7%
General Electric Co. Diversified Operations	2.6%
Procter & Gamble Co. Cosmetics and Toiletries	2.3%
Chevron Corp. Oil Companies – Integrated	1.9%

15.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  3

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008				Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen INTECH Risk-Managed Core Portfolio

Service Shares	–36.24%	–0.47%	3.38%	1.76%	1.45%(a)

S&P 500® Index	–37.00%	–2.19%	1.83%

Lipper Quartile – Service Shares	1st	1st	2nd

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	47/197	19/94	24/87

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the prospectus and Statement of Additional Information.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

4  Janus Aspen Series  December 31, 2008

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a “buy and hold” or index portfolio strategy.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance the stated objective will be met.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 2, 2003

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$722.40	$6.28

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

†	Expenses are equal to the annualized expense ratio of 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  December 31, 2008  5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Market Value

Common Stock – 99.5%
Advertising Agencies – 0.1%
6,500	Interpublic Group of Companies, Inc.*	$25,740
Aerospace and Defense – 1.8%
1,000	Boeing Co.	42,670
1,400	General Dynamics Corp.	80,626
2,800	Lockheed Martin Corp.	235,424
200	Northrop Grumman Corp.	9,008
600	Raytheon Co.	30,624
		398,352
Aerospace and Defense – Equipment – 0.3%
200	B.F. Goodrich Co.	7,404
1,100	United Technologies Corp.	58,960
		66,364
Agricultural Chemicals – 0.5%
200	CF Industries Holdings, Inc.	9,832
1,500	Monsanto Co.	105,525
		115,357
Agricultural Operations – 0%
300	Archer-Daniels-Midland Co.	8,649
Airlines – 0.2%
5,300	Southwest Airlines Co.	45,686
Apparel Manufacturers – 0.5%
1,500	Coach, Inc.*	31,155
1,800	Jones Apparel Group, Inc.	10,548
600	Polo Ralph Lauren Corp.	27,246
700	VF Corp.	38,339
		107,288
Applications Software – 1.2%
4,400	Compuware Corp.*	29,700
200	Intuit, Inc.*	4,758
10,900	Microsoft Corp.	211,896
700	Salesforce.com, Inc.*	22,407
		268,761
Athletic Footwear – 0.5%
2,300	NIKE, Inc. – Class B	117,300
Automotive – Medium and Heavy Duty Trucks – 0.1%
600	PACCAR, Inc.	17,160
Automotive – Truck Parts and Equipment – Original – 0.3%
4,100	Johnson Controls, Inc.	74,456
Beverages – Non-Alcoholic – 2.4%
6,300	Coca-Cola Co.	285,201
200	Dr. Pepper Snapple Group Inc.*	3,250
4,100	PepsiCo, Inc.	224,557
		513,008
Beverages – Wine and Spirits – 0.2%
1,050	Brown-Forman Corp. – Class B	54,065
Brewery – 0.1%
600	Molson Coors Brewing Co. – Class B	29,352
Building – Residential and Commercial – 0.6%
1,500	Centex Corp.	15,960
3,800	D.R. Horton, Inc.	26,866
1,400	KB Home	19,068
2,600	Lennar Corp.	22,542
4,900	Pulte Homes, Inc.	53,557
		137,993
Building and Construction Products – Miscellaneous – 0.1%
300	Vulcan Materials Co.	20,874
Cable Television – 1.3%
10,000	Comcast Corp. – Class A	168,800
3,600	DIRECTV Group, Inc.*	82,476
1,500	Scripps Networks, Intl.	33,000
		284,276
Casino Hotels – 0%
100	Wynn Resorts, Ltd.*	4,226
Casino Services – 0%
200	International Game Technology	2,378
Chemicals – Diversified – 0.6%
200	Dow Chemical Co.	3,018
4,400	E.I. du Pont de Nemours and Co.	111,320
200	PPG Industries, Inc.	8,486
300	Rohm & Haas Co.	18,537
		141,361
Chemicals – Specialty – 0.5%
700	Eastman Chemical Co.	22,197
600	Ecolab, Inc.	21,090
1,400	Sigma-Aldrich Corp.	59,136
		102,423
Coal – 0.4%
1,200	CONSOL Energy, Inc.	34,296
2,800	Massey Energy Company	38,612
800	Peabody Energy Corp.	18,200
		91,108
Commercial Banks – 0.6%
2,500	BB&T Corp.	68,650
500	First Horizon National Corp.	5,285
500	M&T Bank Corp.	28,705
1,400	Regions Financial Corp.	11,144
500	Zions Bancorporation*	12,255
		126,039
Commercial Services – 0.1%
2,100	Convergys Corp.*	13,461
Commercial Services – Finance – 1.4%
200	Automatic Data Processing, Inc.	7,868
800	Equifax, Inc.	21,216
4,600	H&R Block, Inc.	104,512
400	MasterCard, Inc. – Class A	57,172
3,300	Moody’s Corp.	66,297
3,700	Western Union Co.	53,058
		310,123
Computer Services – 0.5%
2,300	Affiliated Computer Services, Inc. – Class A*	105,685
300	Computer Sciences Corp.*	10,542
		116,227

See Notes to Schedule of Investments and Financial Statements.

6  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Market Value

Computers – 4.1%
2,100	Apple, Inc.*	$179,235
8,400	Hewlett-Packard Co.	304,836
4,600	IBM Corp.	387,136
		871,207
Computers – Memory Devices – 0.2%
1,500	EMC Corp.*	15,705
1,700	Network Appliance, Inc.*	23,749
		39,454
Computers – Peripheral Equipment – 0%
400	Lexmark International Group, Inc. – Class A*	10,760
Containers – Metal and Glass – 0.2%
1,000	Ball Corp.	41,590
Containers – Paper and Plastic – 0.4%
900	Bemis Company, Inc.	21,312
300	Pactiv Corp.*	7,464
4,000	Sealed Air Corp.	59,760
		88,536
Cosmetics and Toiletries – 3.7%
900	Avon Products, Inc.	21,627
3,000	Colgate-Palmolive Co.	205,620
1,200	Estee Lauder Companies, Inc. – Class A	37,152
8,227	Procter & Gamble Co.	508,593
		772,992
Cruise Lines – 0.1%
500	Carnival Corp. (U.S. Shares)	12,160
Data Processing and Management – 0.1%
300	Dun & Bradstreet Corp.	23,160
Dental Supplies and Equipment – 0.1%
400	Dentsply International, Inc.	11,296
300	Patterson Companies, Inc.*	5,625
		16,921
Disposable Medical Products – 0.1%
300	C.R. Bard, Inc.	25,278
Distribution/Wholesale – 0.3%
1,600	Fastenal Co.	55,760
200	W.W. Grainger, Inc.	15,768
		71,528
Diversified Operations – 5.4%
800	3M Co.	46,032
100	Danaher Corp.	5,661
3,000	Dover Corp.	98,760
35,200	General Electric Co.	570,240
3,700	Honeywell International, Inc.	121,471
300	Illinois Tool Works, Inc.	10,515
1,323	Ingersoll-Rand Co. – Class A	22,954
400	ITT Industries, Inc.	18,396
1,900	Leggett & Platt, Inc.	28,861
5,400	Leucadia National Corp.	106,920
100	Parker Hannifin Corp.	4,254
200	Textron, Inc.	2,774
5,400	Tyco International, Ltd.	116,640
		1,153,478
Drug Delivery Systems – 0%
100	Hospira, Inc.*	2,682
E-Commerce/Products – 0.4%
1,700	Amazon.com, Inc.*	87,176
Electric – Integrated – 3.8%
1,400	American Electric Power Company, Inc.	46,592
1,000	Constellation Energy Group, Inc.	25,090
100	Edison International	3,212
1,600	Entergy Corp.	133,008
100	Exelon Corp.	5,561
1,700	FirstEnergy Corp.	82,586
4,200	FPL Group, Inc.	211,386
100	PG&E Corp.	3,871
4,300	PPL Corp.	131,967
2,400	Public Service Enterprise Group, Inc.	70,008
800	Southern Co.	29,600
3,800	TECO Energy, Inc.	46,930
200	Wisconsin Energy Corp.	8,396
200	Xcel Energy, Inc.	3,710
		801,917
Electric Products – Miscellaneous – 0.1%
300	Emerson Electric Co.	10,983
Electronic Components – Miscellaneous – 0.3%
2,400	Jabil Circuit, Inc.	16,200
3,000	Tyco Electronics, Ltd.	48,630
		64,830
Electronic Components – Semiconductors – 1.9%
3,500	Altera Corp.	58,485
1,000	Broadcom Corp. – Class A*	16,970
7,000	Intel Corp.	102,620
1,800	LSI Corp.*	5,922
600	MEMC Electronic Materials, Inc.*	8,568
4,100	Microchip Technology, Inc.	80,073
1,300	National Semiconductor Corp.	13,091
3,800	QLogic Corp.*	51,072
400	Texas Instruments, Inc.	6,208
4,200	Xilinx, Inc.	74,844
		417,853
Electronic Connectors – 0%
300	Amphenol Corp. – Class A	7,194
Electronic Forms – 0%
200	Adobe Systems, Inc.*	4,258
Electronics – Military – 0.1%
200	L-3 Communications Holdings, Inc.	14,756
Engineering – Research and Development Services – 0.4%
1,400	Fluor Corp.	62,818
600	Jacobs Engineering Group, Inc.*	28,860
		91,678
Engines – Internal Combustion – 0.2%
1,900	Cummins, Inc.	50,787
Enterprise Software/Services – 0.8%
500	BMC Software, Inc.*	13,455
8,576	Oracle Corp.*	152,052
		165,507

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Market Value

Fiduciary Banks – 0.6%
500	Bank of New York Mellon Corp.	$14,165
1,300	Northern Trust Corp.	67,782
1,400	State Street Corp.	55,062
		137,009
Filtration and Separations Products – 0.1%
400	Pall Corp.	11,372
Finance – Commercial – 0%
700	CIT Group, Inc.	3,178
Finance – Consumer Loans – 0.1%
1,500	SLM Corp.*	13,350
Finance – Credit Card – 0.1%
2,600	Discover Financial Services	24,778
Finance – Investment Bankers/Brokers – 1.5%
900	Charles Schwab Corp.	14,553
2,200	Citigroup, Inc.	14,762
800	Goldman Sachs Group, Inc.	67,512
5,130	JPMorgan Chase & Co.	161,749
2,100	Merrill Lynch & Company, Inc.	24,444
2,900	Morgan Stanley Co.	46,516
		329,536
Finance – Other Services – 0%
300	Nasdaq Stock Market, Inc.*	7,413
100	NYSE Euronext	2,738
		10,151
Financial Guarantee Insurance – 0%
2,400	MBIA, Inc.*	9,768
Food – Confectionary – 0.2%
1,000	Hershey Foods Corp.	34,740
300	J.M. Smucker Co.	13,008
		47,748
Food – Diversified – 0.7%
800	Campbell Soup Co.	24,008
2,600	H.J. Heinz Co.	97,760
700	Kellogg Co.	30,695
100	McCormick & Company, Inc.	3,186
		155,649
Food – Meat Products – 0.2%
4,600	Tyson Foods, Inc. – Class A	40,296
Food – Miscellaneous/Diversified – 0.4%
900	General Mills, Inc.	54,675
1,100	Kraft Foods, Inc. – Class A	29,535
		84,210
Food – Retail – 0.8%
6,100	Kroger Co.	161,101
700	Safeway, Inc.	16,639
		177,740
Food – Wholesale/Distribution – 0%
200	Sysco Corp.	4,588
Forestry – 0.1%
400	Plum Creek Timber Company, Inc.	13,896
300	Weyerhaeuser Co.	9,183
		23,079
Gas – Distribution – 0%
500	NiSource, Inc.	5,485
Hazardous Waste Disposal – 0%
200	Stericycle, Inc.*	10,416
Hotels and Motels – 0.2%
300	Marriott International, Inc. – Class A	5,835
1,500	Starwood Hotels & Resorts Worldwide, Inc.	26,850
		32,685
Human Resources – 0.1%
1,100	Robert Half International, Inc.	22,902
Industrial Gases – 0.4%
500	Air Products and Chemicals, Inc.	25,135
900	Praxair, Inc.	53,424
		78,559
Instruments – Scientific – 0.5%
1,000	PerkinElmer, Inc.	13,910
3,100	Thermo Fisher Scientific, Inc.*	105,617
		119,527
Insurance Brokers – 0.4%
3,300	Marsh & McLennan Companies, Inc.	80,091
Internet Infrastructure Software – 0%
400	Akamai Technologies, Inc.*	6,036
Internet Security – 0.4%
5,100	Symantec Corp.*	68,952
1,100	VeriSign, Inc.*	20,988
		89,940
Investment Companies – 0%
500	American Capital Strategies, Ltd.	1,620
Investment Management and Advisory Services – 0.2%
400	Federated Investors, Inc. – Class B	6,784
300	Invesco, Ltd. (U.S. Shares)	4,332
1,000	T. Rowe Price Group, Inc.	35,440
		46,556
Life and Health Insurance – 0.8%
2,000	AFLAC, Inc.	91,680
300	Lincoln National Corp.	5,652
300	Principal Financial Group, Inc.	6,771
500	Prudential Financial, Inc.	15,130
400	Torchmark Corp.	17,880
2,000	UnumProvident Corp.	37,200
		174,313
Machinery – Construction and Mining – 0.7%
3,300	Caterpillar, Inc.	147,411
Machinery – Farm – 0.2%
900	Deere & Co.	34,488
Machinery – Pumps – 0.1%
400	Flowserve Corp.	20,600
Medical – Biomedical and Genetic – 1.0%
500	Amgen, Inc.*	28,875
100	Biogen Idec, Inc.*	4,763
1,200	Celgene Corp.*	66,336
400	Genzyme Corp.*	26,548
1,700	Gilead Sciences, Inc.*	86,938
326	Invitrogen Corp.*	7,599
		221,059

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Market Value

Medical – Drugs – 3.1%
3,500	Abbott Laboratories	$186,795
400	Bristol-Myers Squibb Co.	9,300
200	Cephalon, Inc.*	15,408
400	Eli Lilly and Co.	16,108
500	Forest Laboratories, Inc.*	12,735
5,800	King Pharmaceuticals, Inc.*	61,596
9,000	Merck & Company, Inc.	273,600
4,400	Pfizer, Inc.	77,924
700	Wyeth	26,257
		679,723
Medical – Generic Drugs – 0.1%
1,800	Mylan Laboratories, Inc.*	17,802
250	Teva Pharmaceutical S.P. (ADR)	10,643
100	Watson Pharmaceuticals, Inc.*	2,657
		31,102
Medical – HMO – 0.2%
2,900	CIGNA Corp.	48,865
Medical – Hospitals – 0.1%
9,700	Tenet Healthcare Corp.*	11,155
Medical – Wholesale Drug Distributors – 0.2%
100	AmerisourceBergen Corp.	3,566
900	Cardinal Health, Inc.	31,023
		34,589
Medical Information Systems – 0.1%
1,100	IMS Health, Inc.	16,676
Medical Instruments – 0.7%
8,500	Boston Scientific Corp.*	65,790
100	Intuitive Surgical, Inc.*	12,699
1,300	Medtronic, Inc.	40,846
700	St. Jude Medical, Inc.*	23,072
		142,407
Medical Labs and Testing Services – 0.1%
100	Laboratory Corporation of America Holdings*	6,441
500	Quest Diagnostics, Inc.	25,955
		32,396
Medical Products – 4.0%
3,900	Baxter International, Inc.	209,001
500	Becton, Dickinson and Co.	34,195
2,700	Covidien, Ltd.	97,848
5,100	Johnson & Johnson	305,133
2,500	Stryker Corp.	99,875
2,000	Varian Medical Systems, Inc.*	70,080
900	Zimmer Holdings, Inc.*	36,378
		852,510
Metal – Aluminum – 0%
700	Alcoa, Inc.	7,882
Metal Processors and Fabricators – 0.1%
500	Precision Castparts Corp.	29,740
Multi-Line Insurance – 1.6%
300	Allstate Corp.	9,828
2,400	Assurant, Inc.	72,000
400	Hartford Financial Services Group, Inc.	6,568
8,700	Loews Corp.	245,775
300	MetLife, Inc.	10,458
1,100	XL Capital, Ltd. – Class A	4,070
		348,699
Multimedia – 0.5%
1,500	McGraw-Hill Companies, Inc.	34,785
1,700	News Corporation, Inc. – Class A	15,453
1,000	Time Warner, Inc.	10,060
200	Viacom, Inc. – Class B*	3,812
1,900	Walt Disney Co.	43,111
		107,221
Networking Products – 1.0%
12,500	Cisco Systems, Inc.*	203,750
600	Juniper Networks, Inc.*	10,506
		214,256
Non-Hazardous Waste Disposal – 0.6%
2,605	Republic Services, Inc.	64,578
2,200	Waste Management, Inc.	72,908
		137,486
Office Automation and Equipment – 0%
200	Pitney Bowes, Inc.	5,096
Office Supplies and Forms – 0%
100	Avery Dennison Corp.	3,273
Oil – Field Services – 1.3%
2,800	BJ Services Co.	32,676
2,200	Halliburton Co.	39,996
3,600	Schlumberger, Ltd. (U.S. Shares)	152,388
5,100	Weatherford International, Ltd.*	55,182
		280,242
Oil and Gas Drilling – 0.6%
1,600	ENSCO International, Inc.	45,424
6,100	Nabors Industries, Ltd.*	73,017
100	Noble Corp.	2,206
300	Rowan Companies, Inc.	4,770
		125,417
Oil Companies – Exploration and Production – 2.6%
1,400	Anadarko Petroleum Corp.	53,970
1,000	Apache Corp.	74,530
2,400	Cabot Oil & Gas Corp.	62,400
3,100	Chesapeake Energy Corp.	50,127
600	Devon Energy Corp.	39,426
1,300	EOG Resources, Inc.	86,554
800	Murphy Oil Corp.	35,480
200	Noble Energy, Inc.	9,844
2,100	Pioneer Natural Resources Co.	33,978
1,300	Range Resources Corp.	44,707
2,100	Southwestern Energy Co.*	60,837
700	XTO Energy, Inc.	24,689
		576,542
Oil Companies – Integrated – 9.3%
5,665	Chevron Corp.	419,040
3,800	ConocoPhillips	196,840
14,500	Exxon Mobil Corp.	1,157,535
1,300	Hess Corp.	69,732
1,240	Marathon Oil Corp.	33,926
2,100	Occidental Petroleum Corp.	125,979
		2,003,052

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Market Value

Oil Field Machinery and Equipment – 0.5%
2,800	National-Oilwell Varco, Inc.*	$68,432
1,900	Smith International, Inc.	43,491
		111,923
Oil Refining and Marketing – 0%
100	Valero Energy Corp.	2,164
Pharmacy Services – 1.2%
1,100	Express Scripts, Inc. – Class A*	60,478
4,734	Medco Health Solutions, Inc.*	198,402
		258,880
Pipelines – 0.2%
700	El Paso Corp.	5,481
300	Equitable Resources, Inc.	10,065
400	Questar Corp.	13,076
1,200	Spectra Energy Corp.	18,888
		47,510
Property and Casualty Insurance – 0.3%
100	Chubb Corp.	5,100
3,400	Progressive Corp.	50,354
200	Travelers Companies, Inc.	9,040
		64,494
Publishing – Newspapers – 0.1%
1,600	New York Times Co. – Class A	11,728
Real Estate Management/Services – 0.1%
3,800	CB Richard Ellis Group, Inc. – Class A*	16,416
REIT – Apartments – 0.5%
2,501	Apartment Investment & Management Co. – Class A	28,887
100	Avalonbay Communities, Inc.	6,058
2,500	Equity Residential	74,550
		109,495
REIT – Health Care – 0.5%
4,200	HCP, Inc.	116,634
REIT – Office Property – 0.3%
1,000	Boston Properties, Inc.	55,000
REIT – Regional Malls – 0.2%
800	Simon Property Group, Inc.	42,504
REIT – Shopping Centers – 0.1%
200	Developers Diversified Realty Corp.	976
600	Kimco Realty Corp.	10,968
		11,944
REIT – Storage – 0.7%
1,800	Public Storage, Inc.	143,100
REIT – Warehouse/Industrial – 0.1%
800	ProLogis	11,112
Retail – Apparel and Shoe – 0.1%
200	Abercrombie & Fitch Co. – Class A	4,614
900	Gap, Inc.	12,051
1,100	Limited, Inc.	11,044
300	Nordstrom, Inc.	3,993
		31,702
Retail – Auto Parts – 0.3%
400	AutoZone, Inc.*	55,788
Retail – Automobile – 0%
800	Auto Nation, Inc.*	7,904
Retail – Bedding – 0.1%
500	Bed Bath & Beyond, Inc.*	12,710
Retail – Building Products – 0.6%
3,700	Home Depot, Inc.	85,174
2,500	Lowe’s Companies, Inc.	53,800
		138,974
Retail – Computer Equipment – 0%
200	GameStop Corp. – Class A*	4,332
Retail – Consumer Electronics – 0.1%
300	Best Buy Company, Inc.	8,433
500	RadioShack Corp.	5,970
		14,403
Retail – Discount – 2.4%
1,800	Big Lots, Inc.*	26,082
600	Costco Wholesale Corp.	31,500
1,100	Family Dollar Stores, Inc.	28,677
200	Target Corp.	6,906
3,400	TJX Companies, Inc.	69,938
6,400	Wal-Mart Stores, Inc.	358,784
		521,887
Retail – Drug Store – 0.5%
3,502	CVS/Caremark Corp.	100,647
600	Walgreen Co.	14,802
		115,449
Retail – Jewelry – 0%
400	Tiffany & Co.	9,452
Retail – Major Department Stores – 0%
200	J.C. Penney Company, Inc.	3,940
Retail – Office Supplies – 0.4%
1,100	Office Depot, Inc.*	3,278
4,700	Staples, Inc.	84,224
		87,502
Retail – Regional Department Stores – 0%
300	Kohl’s Corp.*	10,860
Retail – Restaurants – 1.3%
500	Darden Restaurants, Inc.	14,090
4,200	McDonald’s Corp.	261,198
500	Yum! Brands, Inc.	15,750
		291,038
Rubber – Tires – 0.1%
2,700	Goodyear Tire & Rubber Co.*	16,119
Savings/Loan/Thrifts – 0.8%
10,300	Hudson City Bancorp, Inc.	164,388
600	People’s United Financial, Inc.	10,698
		175,086
Schools – 0.1%
200	Apollo Group, Inc. – Class A*	15,324
Semiconductor Components/Integrated Circuits – 0.5%
2,600	Analog Devices, Inc.	49,452
3,000	Linear Technology Corp.	66,360
		115,812

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Market Value

Semiconductor Equipment – 0.1%
700	Applied Materials, Inc.	$7,091
2,500	Teradyne, Inc.*	10,550
		17,641
Steel – Producers – 0.5%
2,100	AK Steel Holding Corp.	19,572
1,400	Nucor Corp.	64,680
900	United States Steel Corp.	33,480
		117,732
Super-Regional Banks – 2.2%
13,076	Bank of America Corp.	184,110
1,000	Capital One Financial Corp.	31,890
400	Comerica, Inc.	7,940
700	KeyCorp	5,964
1,000	PNC Bank Corp.	49,000
4,100	U.S. Bancorp	102,541
3,200	Wachovia Corp.	17,728
2,800	Wells Fargo & Co.	82,544
		481,717
Telecommunication Equipment – Fiber Optics – 0.2%
5,500	Corning, Inc.	52,415
Telecommunication Services – 0.1%
400	Embarq Corp.	14,384
Telephone – Integrated – 4.2%
28,072	AT&T, Inc.	800,052
300	CenturyTel, Inc.	8,199
1,400	Citizens Communications Co.	12,236
1,800	Verizon Communications, Inc.	61,020
		881,507
Tobacco – 0.8%
3,100	Altria Group, Inc.	46,686
2,900	Philip Morris International, Inc.	126,179
100	UST, Inc.	6,938
		179,803
Tools – Hand Held – 0.3%
1,600	Snap-On, Inc.	63,008
200	Stanley Works	6,820
		69,828
Toys – 0.6%
3,200	Hasbro, Inc.	93,344
1,900	Mattel, Inc.	30,400
		123,744
Transportation – Railroad – 3.4%
2,700	Burlington Northern Santa Fe Corp.	204,417
6,300	CSX Corp.	204,561
3,900	Norfolk Southern Corp.	183,495
3,300	Union Pacific Corp.	157,740
		750,213
Transportation – Services – 0.9%
1,600	C.H. Robinson Worldwide, Inc.	88,048
200	Expeditors International of Washington, Inc.	6,654
100	FedEx Corp.	6,415
1,800	Ryder System, Inc.	69,804
400	United Parcel Service, Inc. – Class B	22,064
		192,985
Web Portals/Internet Service Providers – 0.3%
200	Google, Inc. – Class A*	61,530
800	Yahoo!, Inc.*	9,760
		71,290
Wireless Equipment – 0.8%
4,800	QUALCOMM, Inc.	171,984

Total Common Stock (cost $26,770,165)		21,647,610

Repurchase Agreement – 0.1%
$30,000	RBC Capital Markets, 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $30,000 collateralized by $32,544 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $30,600 (cost $30,000)	30,000

Money Markets – 0%
1,000	Janus Cash Liquidity Fund LLC , 0% (cost $1,000)	1,000

Total Investments (total cost $26,801,165) – 99.6%		21,678,610

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		80,777

Net Assets – 100%		$21,759,387

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$418,603	1.9%
Cayman Islands	6,276	0.0%
Israel	10,643	0.1%
Netherlands Antilles	152,388	0.7%
Panama	12,160	0.1%
United States††	21,078,540	97.2%

Total	$21,678,610	100.0%

††	Includes Short-Term Securities and (97.1% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statement of Assets and Liabilities

Janus Aspen
INTECH
Risk-Managed
As of December 31, 2008	Core
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$26,801
Unaffiliated Investments at value	$21,678
Affiliated money market investments	1
Cash	127
Receivables:
Investments sold	–
Portfolio shares sold	6
Dividends	53
Interest	–
Non-interested Trustees’ deferred compensation	1
Other Assets	37
Total Assets	21,903
Liabilities:
Payables:
Portfolio shares repurchased	27
Advisory fees	7
Printing expense	61
Audit fees	26
Distribution fees – Service Shares	4
Administrative Service fees	2
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	15
Total Liabilities	144
Net Assets	$21,759
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$32,769
Undistributed net investment income/(loss)*	46
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,934)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,122)
Total Net Assets	$21,759
Net Assets – Service Shares	$21,759
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,747
Net Asset Value Per Share	$7.92

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
INTECH
Risk-Managed
For the fiscal year ended December 31	Core
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Securities lending income	3
Dividends	621
Dividends from affiliates	9
Foreign tax withheld	–
Total Investment Income	633
Expenses:
Advisory fees	113
Audit fees	32
Transfer agent fees and expenses	3
Custodian fees	37
Non-interested Trustees’ fees and expenses	5
Printing fees	155
Systems fees	29
Administrative service fees – Service Shares	29
Distribution fees – Service Shares	71
Other expenses	14
Total Expenses	488
Expense and Fee Offset	–
Net Expenses	488
Less: Excess Expense Reimbursement	(75)
Net Expenses after Expense Reimbursement	413
Net Investment Income/(Loss)	220
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(5,838)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,066)
Net Gain/(Loss) on Investments	(12,904)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(12,684)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Statements of Changes in Net Assets

	Janus Aspen
	INTECH
	Risk-Managed
	Core
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$220	$137
Net realized gain/(loss) from investment and foreign currency transactions	(5,838)	1,571
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(7,066)	(232)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,684)	1,476
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(193)	(129)
Net realized gain/(loss) from investment transactions*
Service Shares	(1,602)	(152)
Net (Decrease) from Dividends and Distributions	(1,795)	(281)
Capital Share Transactions:
Shares sold
Service Shares	21,175	19,414
Reinvested dividends and distributions
Service Shares	1,795	281
Shares repurchased
Service Shares	(18,772)	(5,571)
Net Increase/(Decrease) from Capital Share Transactions	4,198	14,124
Net Increase/(Decrease) in Net Assets	(10,281)	15,319
Net Assets:
Beginning of period	32,040	16,721
End of period	$21,759	$32,040

Undistributed net investment income/(loss)*	$46	$19

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Financial Highlights

Service Shares

For a share outstanding during each	Janus Aspen INTECH Risk-Managed Core Portfolio
fiscal year ended December 31	2008	2007	2006	2005(1)	2004

Net Asset Value, Beginning of Period	$13.29	$12.71	$12.47	$13.60	$12.49
Income from Investment Operations:
Net investment income/(loss)	.08	.06	.02	.04	.02
Net gain/(loss) on investments (both realized and unrealized)	(4.70)	.71	1.33	1.22	2.16
Total from Investment Operations	(4.62)	.77	1.35	1.26	2.18
Less Distributions:
Dividends (from net investment income)*	(.08)	(.06)	(.02)	(.04)	(.01)
Distributions (from capital gains)*	(.67)	(.13)	(1.09)	(2.35)	(1.06)
Total Distributions	(.75)	(.19)	(1.11)	(2.39)	(1.07)
Net Asset Value, End of Period	$7.92	$13.29	$12.71	$12.47	$13.60
Total Return	(36.24)%	6.05%	10.77%	10.92%	17.55%
Net Assets, End of Period (in thousands)	$21,759	$32,040	$16,721	$19,754	$20,680
Average Net Assets for the Period (in thousands)	$28,507	$22,388	$18,260	$19,174	$15,270
Ratio of Gross Expenses to Average Net Assets(2)	1.45%	1.45%	1.45%	1.35%	1.43%
Ratio of Net Expenses to Average Net Assets(2)	1.45%	1.45%	1.45%	1.34%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.79%	0.61%	0.17%	0.42%	0.14%
Portfolio Turnover Rate	128%	101%	141%	109%	84%

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  15

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH Risk-Managed Core Portfolio	$21,636,967	$41,643	$–

16  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH Risk-Managed Core Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

18  Janus Aspen Series  December 31, 2008

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk,

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions

20  Janus Aspen Series  December 31, 2008

meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.50%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index

Janus Aspen INTECH Risk-Managed Core Portfolio	S&P 500® Index

Only the base fee rate applied until January 1, 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2008, the Portfolio recorded a negative Performance Adjustment of $29,290.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Portfolio. Janus Capital owns approximately 90% of INTECH.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from an annual rate of 0.26% of the Portfolio’s annual average daily net assets (plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).

22  Janus Aspen Series  December 31, 2008

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen INTECH Risk-Managed Core Portfolio
Janus Cash Liquidity Fund LLC	$1,000	$–	$–	$1,000
Janus Institutional Cash Management Fund — Institutional Shares	7,104,038	7,544,416	4,160	–
Janus Institutional Money Market Fund — Institutional Shares	14,733,396	14,733,396	5,143	–

	$21,838,434	$22,277,812	$9,303	$1,000

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen INTECH Risk-Managed Core Portfolio	$46,916	$–	$(2,653,805)	$(2,236,136)	$(283)	$(6,166,581)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2016

Janus Aspen INTECH Risk-Managed Core Portfolio	$(2,653,805)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen INTECH Risk-Managed Core Portfolio	$27,845,191	$530,133	$(6,696,714)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH Risk-Managed Core Portfolio	$196,149	$1,598,789	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH Risk-Managed Core Portfolio	$129,291	$151,778	$–	$–

24  Janus Aspen Series  December 31, 2008

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen INTECH Risk-Managed Core Portfolio	1.71%	1.76%	1.86%	1.35%	1.43%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Service Shares
Shares sold	1,824	1,496
Reinvested dividends and distributions	167	21
Shares repurchased	(1,655)	(422)
Net Increase/(Decrease) in Portfolio Shares	336	1,095
Shares Outstanding, Beginning of Period	2,411	1,316
Shares Outstanding, End of Period	2,747	2,411

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH Risk-Managed Core Portfolio	$39,094,238	$36,326,432	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH Risk-Managed Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH Risk-Managed Core Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

28  Janus Aspen Series  December 31, 2008

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited) (continued)

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

30  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

32  Janus Aspen Series  December 31, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  December 31, 2008  33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen INTECH Risk-Managed Core Portfolio	$1,598,776

Dividends Received Deduction Percentage

Portfolio

Janus Aspen INTECH Risk-Managed Core Portfolio	100%

34  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

36  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

*  Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-718 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen International Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Explanations of Charts, Tables and Financial Statements	34
Designation Requirements	37
Trustees and Officers	38

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen International Growth Portfolio (unaudited)

Portfolio Snapshot
This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn
portfolio manager

Janus Aspen International Growth Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -52.11%, -52.23% and -52.21%, respectively, over the 12-month period ended December 31, 2008. The Portfolio’s primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index returned -43.38%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned -45.53% during the period. In an extraordinarily difficult market environment, the Portfolio fell sharply and underperformed its indices. I am disappointed in the Portfolio’s performance during the past 12 months. After several years of strong global equity gains, a market correction can be a natural development. The swiftness and severity of the market collapse, however, greatly surprised me. While the short-term performance is disappointing, I focus on long-term investing, which I strongly believe is the best way to create value for shareholders. I remain confident in our research process and optimistic about the attractive valuations and longer-term prospects for the companies in our Portfolio.

Economic Overview

The global market imploded this fall in a perfect storm of frozen banking systems, recession fears, and forced liquidations. But, the seeds were sown in the worldwide economic boom and financial excesses of the prior five years. Many observers had warned of problems in the U.S. housing market, with rapidly rising prices and falling mortgage lending standards. Yet few observers, including myself, anticipated the rapid and powerful contagion from the U.S. housing market to the global commercial paper and inter-bank lending markets and to the global financial system. Equity markets turned down in 2008 due to a steady stream of problems at U.S. financial institutions, such as Bear Stearns and Fannie Mae, and renewed fears of a U.S. economic slowdown. The bankruptcy of Lehman Brothers in September of 2008 appeared to be the catalyst for the unraveling of global equity and fixed income markets. Short-term financing disappeared for all but the strongest companies; banks were afraid to lend to other banks; equities, bonds, commodities, and foreign currencies fell sharply; and, funds faced forced liquidations. It was an environment of fear.

Aggressive intervention by central banks to provide liquidity and to reduce interest rates, combined with huge government programs to aid and in some cases take over financial institutions, appears to have lessened the short-term liquidity crisis. However, we have started seeing the impact of the crisis on economic activity outside the financial sector. Economies have slowed sharply in every major region of the globe, including emerging markets such as China and India which had been acting as key growth drivers for the world. Fears of a prolonged global recession and the quite uncertain outlook for 2009 corporate profits have kept equity markets under severe pressure.

I certainly did not expect this crisis in the U.S. housing market to have such worldwide devastation. Nor did I foresee the collapse of financial institutions or international stock prices collapsing so severely. I believe that stock price valuations as of December 31 were well below intrinsic value for many companies, especially in cyclical sectors and in emerging markets. Strong companies should be able to take advantage of the economic downturn, financial turmoil and lack of credit to improve their competitive positions and become even stronger. Short-term market volatility is virtually impossible to predict accurately. And in this environment of extreme uncertainty, I cannot predict when the global economy will move from recession back to growth. I believe, however, that we can identify great international companies who have the opportunity to emerge from this downturn as long-term winners trading at very attractive valuations. I am optimistic that over time the stock prices of great companies will not be based on indiscriminate market fear, but on earnings, cash flows and business fundamentals.

Portfolio Positioning

During this very difficult market environment, I tried to concentrate the Portfolio in our highest conviction ideas. I initiated or added to positions in companies such as Hong Kong-based Li & Fung, the global leader in sourcing for retailers; India-based conglomerate Reliance Industries, which is bringing on-stream one of the world’s largest refineries and offshore gas projects; Canada-based Potash Corporation of Saskatchewan, the global leader in fertilizer;, Singapore-based CapitaLand, one of the leading real estate companies in Asia, Canada-based Research In Motion, the maker of the Blackberry device and global leader in wireless email; and Brazil-based Petroleo Brasileiro S.A. (Petrobras), one of the world’s fastest growing major oil companies. I believed these companies have strong franchises and should

2  Janus Aspen Series  December 31, 2008

(unaudited)

outperform their peers in a difficult economic environment. The stocks fell sharply in the market collapse and offered what I considered very attractive valuations.

Stocks That Hindered Performance

Li & Fung, one of the Portfolio’s largest positions, was the largest detractor from performance during the period. The stock fell due to concerns about the outlook for U.S. retail sales and due to sharp declines in Hong Kong equity markets. I believe that the company’s competitive advantages from its scale, diverse network of supplier relationships, and strong balance sheet will increase during the economic downturn. In addition, the difficult economic environment should create growth opportunities as more U.S. and European retailers outsource supply logistics in an attempt to cut costs. I believed that the market correction gave me the opportunity to buy Li & Fung at an attractive valuation given the company’s long-term growth potential; therefore, I increased our position during the period.

Reliance Industries, the energy and petrochemicals conglomerate, was the second largest detractor to performance. The stock fell due to project delays, concerns about refining and petrochemical margins, and severe declines in Indian equity markets. The scale and complexity of the company’s refineries should result in significantly better-than-industry average refining margins in our view. I also believe that the company’s offshore oil and gas fields offer potentially significant increases in oil and gas reserves and production growth. A solid balance sheet and significant cash flow growth from the new projects should put the company in a strong financial position even in a low commodity price environment. I believed that the market correction gave me the opportunity to buy Reliance at an attractive valuation and therefore, added to the position during the period.

American International Group (AIG), the U.S. based insurance conglomerate with major international operations, was the third largest detractor to performance. The stock plummeted in September after the company got caught in a vicious liquidity squeeze that forced management to ask for a U.S. government bailout. I initially bought the stock during the summer after it had already fallen sharply. The company already had written down billions of dollars of exposure to the U.S. mortgage market. At the time, I believed that AIG had written down these assets to a reasonable approximation of underlying value. In addition, I considered AIG’s insurance business, especially its Asian operations, to be one of the most valuable insurance franchises globally. I believed AIG was an interesting special situation in which problems in the mortgage portfolio masked its franchise value. However, I did not anticipate the global freeze in liquidity as financial institutions feared lending to each other. And, I did not anticipate the rating agencies’ massive downgrades, which forced AIG into the impossible situation of having to immediately raise billions of dollars in an environment of collapsing global markets. After the government’s involvement diluted AIG shareholders, I sold the entire position.

Stocks That Aided Performance

The two leading contributors during the 12-month period were Potash Corporation of Saskatchewan and German fertilizer company K+S AG. Both companies benefited from strong price increases in potash fertilizer as a result of limited supply growth and rising demand in an environment of buoyant agricultural commodity prices. Although I believed that industry fundamentals remained solid, I sold both positions early in the period on valuation after the stocks rose sharply. More recently, following a steep fall in agriculture stocks and commodity prices, I repurchased a significant position in Potash Corp. When sentiment was largely negative on the stock, I believed I was buying one of the premier global franchises in the agriculture industry for an attractive price.

Taiwan Semiconductor Manufacturing Company (TSMC) was another positive contributor during the period. I believe that TSMC, as the global leader in outsourced semiconductor manufacturing, will be able to widen its advantages in technology and scale during this downturn. Nevertheless, I sold the position after the stock had outperformed, because I found what I considered to be more attractive valuations in other companies.

Currency also detracted from the Portfolio’s absolute performance. During the 12-month period, currency reduced returns by -7.28%, as most global currencies depreciated in value versus the dollar. Global currencies fell more rapidly in the last few months of the period as the financial crisis reduced investor risk appetite and prompted a flight to the perceived safety of the U.S. dollar. Many emerging market currencies were hit particularly hard. The sharp fall in the Brazilian real, Indian rupee, Canadian dollar and U.K. pound had significant negative impact on performance due to the Portfolio’s large unhedged positions in these countries. Although the Portfolio has generally been unhedged for the past five years, I did hedge the euro in the spring because I felt that the euro had overshot fair value significantly. (The Portoflio may also use derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. Please see the “Notes

Janus Aspen Series  December 31, 2008  3

Janus Aspen International Growth Portfolio (unaudited)

to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Investment Strategy and Outlook

Global stock markets often experience significant volatility. However, the recent collapse of global equities has been extreme by practically any measure. During difficult times, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. Janus’ investment team travels thousands and thousands of miles every year meeting with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

In previous annual letters, written during far more favorable market environments, I consistently warned that the future performance of the Portfolio could be considerably worse and perhaps negative. However, I certainly did not envision this implosion of the global financial markets. As steward of your money, I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

Despite incredibly difficult markets and a bleak near-term picture for the global economy, I remain optimistic about the long-term. New technologies, urbanization, infrastructure development, trade and the desire of people around the world for a better life will continue to drive long-term economic growth. I believe this market collapse has given me the opportunity to buy some of the world’s best growth companies at bargain prices. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

4  Janus Aspen Series  December 31, 2008

(unaudited)

Janus Aspen International Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

K&S A.G.	1.49%
Potash Corporation of Saskatchewan, Inc.	0.83%
Taiwan Semiconductor Manufacturing Company, Ltd.	0.19%
Sunpower Corp. – Class A	0.11%
Lukoil Oil Company	0.10%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	-3.65%
Reliance Industries, Ltd.	-3.61%
American International Group, Inc.	-2.98%
Anglo Irish Bank Corp. PLC	-2.94%
Esprit Holdings, Ltd.	-1.89%

5 Top Performers – Sectors

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Materials	2.33%	2.77%	11.43%
Other*	0.04%	0.00%	0.00%
Utilities	-0.17%	0.32%	5.55%
Health Care	-0.31%	0.32%	6.05%
Telecommunication Services	-1.07%	1.07%	6.95%

5 Bottom Performers – Sectors

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Financials	-17.01%	23.82%	25.18%
Consumer Discretionary	-16.83%	22.20%	8.72%
Energy	-6.66%	11.62%	11.47%
Information Technology	-5.87%	18.67%	6.28%
Consumer Staples	-4.92%	9.64%	7.69%

*	Industry not classified by Global Industry Classification Standard.

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Janus Aspen International Growth Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	6.2%
Li & Fung, Ltd. Distribution/Wholesale	6.2%
Reliance Industries, Ltd. Oil Refining and Marketing	4.8%
China Overseas Land & Investment, Ltd. Real Estate – Operating/Developing	4.6%
Research In Motion, Ltd. (U.S. Shares) Computers	3.8%

25.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 25.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

6  Janus Aspen Series  December 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen International Growth Portfolio(1)

Institutional Shares	–52.11%	7.29%	5.32%	9.45%	0.70%

Service Shares	–52.23%	7.03%	4.92%	9.37%	0.95%

Service II Shares	–52.21%	7.07%	4.98%	9.41%	0.95%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–45.53%	2.56%	1.90%	N/A**

Morgan Stanley Capital International EAFE® Index	–43.38%	1.66%	0.80%	3.07%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	234/251	2/195	6/96	1/36

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

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Janus Aspen International Growth Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Janus Aspen International Growth Portfolio held approximately 12.65% and 11.87%, respectively, of its assets in Brazilian and Indian securities as of December 31, 2008 and the Portfolio may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

Effective December 22, 2008, the Portfolio changed its primary benchmark index from the Morgan Stanley Capital International EAFE® Index to the MSCI All Country World ex-U.S. IndexSM. Janus Capital Management LLC, the Portfolio’s investment adviser, believes that the new primary benchmark index provides a more appropriate representation of the Portfolio’s investments.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Portfolio’s inception date.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$548.50	$2.72

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$547.80	$3.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$548.00	$3.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

†	Expenses are equal to the annualized expense ratio of 0.70% for Institutional Shares, 0.95% for Service Shares and 0.95% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 94.2%
Aerospace and Defense – 0.8%
642,805	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$10,419,869
Agricultural Chemicals – 2.9%
504,848	Potash Corporation of Saskatchewan, Inc.	36,626,228
34,470	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,523,893
		39,150,121
Agricultural Operations – 2.8%
1,300,000	BrasilAgro – Companhia Brasileira de Propriedades Agricolas	3,842,557
44,934,847	Chaoda Modern Agriculture Holdings, Ltd.	28,927,454
6,624,025	China Green Holdings, Ltd.	5,294,942
		38,064,953
Apparel Manufacturers – 3.6%
8,711,600	Esprit Holdings, Ltd.	49,657,687
Beverages – Wine and Spirits – 0.3%
1,740,628	C&C Group PLC**	3,524,002
Building – Residential and Commercial – 0.9%
1,573,740	Brascan Residential Properties S.A.	1,682,449
659,075	Gafisa S.A.	3,032,885
1,210,300	MRV Engenharia e Participacoes S.A.	5,264,527
1,472,021	Rossi Residencial S.A.	2,457,875
		12,437,736
Casino Hotels – 2.3%
4,065,334	Crown, Ltd.	17,013,153
4,443,005	Melco PBL Entertainment (Macau), Ltd. (ADR)*	14,084,326
		31,097,479
Commercial Banks – 2.4%
7,815,169	Anglo Irish Bank Corporation PLC**	1,876,692
716,965	Banca Generali S.P.A.**	2,795,749
8,216,400	Banco de Oro	4,255,152
166,780	Banco de Oro-EPCI, Inc. (GDR)	1,725,999
238,222	Julius Baer Holding, Ltd.	9,167,733
1,228,014	Punjab National Bank, Ltd.	13,408,056
		33,229,381
Computer Services – 1.3%
310,100	NDS Group PLC (ADR)*	17,781,134
Computers – 3.8%
1,262,815	Research In Motion, Ltd. (U.S. Shares)*	51,245,033
Computers – Other – 0.1%
62,581,453	A-Max Holdings, Ltd.£	1,738,230
Dental Supplies and Equipment – 0.2%
263,828	Osstem Implant Company, Ltd.*	2,088,745
Diagnostic Kits – 0.2%
15,198,335	Trinity, Ltd.°° ,§	2,961,224
Distribution/Wholesale – 6.2%
48,776,970	Li & Fung, Ltd.	84,157,907
Diversified Operations – 1.5%
1,324,985	Max India, Ltd.*	3,203,135
22,233,465	Melco International Development, Ltd.	7,420,053
232,141	Orascom Development Holdings*	7,437,690
33,571,753	Polytec Asset Holdings, Ltd.	2,173,587
		20,234,465
Electric – Distribution – 0.3%
865,055	Equatorial Energia S.A.	3,782,727
Electronic Components – Miscellaneous – 0.2%
1,096,200	Hon Hai Precision Industry Company, Ltd.	2,164,145
Electronic Components – Semiconductors – 2.3%
25,144,371	ARM Holdings PLC	31,456,739
Electronic Connectors – 3.2%
429,100	Hirose Electric Company, Ltd.	43,331,974
Finance – Investment Bankers/Brokers – 2.5%
1,644,655	Morgan Stanley Co.	26,380,267
900,300	Nomura Holdings, Inc.	7,425,779
		33,806,046
Finance – Mortgage Loan Banker – 0.5%
213,827	Housing Development Finance Corporation, Ltd.	6,669,105
Finance – Other Services – 1.5%
5,675,224	IG Group Holdings PLC	20,995,172
Food – Catering – 0.2%
5,684,000	FU JI Food & Catering Services	3,042,196
Gambling – Non-Hotel – 0.1%
360,800	Great Canadian Gaming Corp.*	1,055,330
Hotels and Motels – 0.4%
4,032,700	Kingdom Hotel Investments (GDR)	4,032,700
1,862,000	Shangri-La Asia, Ltd.	2,152,148
		6,184,848
Insurance Brokers – 0.1%
429,254	Eurodekania, Ltd. (U.S. Shares)°° ,§	1,789,851
Investment Companies – 0.7%
2,460,276	SM Investments Corp.	10,039,054
23,139	Star Asia Financial, Ltd. (U.S. Shares) (144A)°° ,§	11,570
		10,050,624
Investment Management and Advisory Services – 0.1%
1,875,195	Bluebay Asset Management	1,900,319
Oil Companies – Exploration and Production – 1.9%
675,381	Niko Resources, Ltd.	23,251,450
9,200	OGX Petroleo e Gas Participacoes*	2,099,617
		25,351,067
Oil Companies – Integrated – 8.8%
658,915	Hess Corp.	35,344,201
3,470,600	Petroleo Brasileiro S.A. (ADR)	84,994,993
		120,339,194
Oil Field Machinery and Equipment – 0.5%
1,354,596	Wellstream Holdings PLC	6,968,097
Oil Refining and Marketing – 4.8%
2,544,192	Reliance Industries, Ltd.	64,828,236

See Notes to Schedule of Investments and Financial Statements.

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Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Power Converters and Power Supply Equipment – 3.5%
651,070	SunPower Corp. – Class A*	$24,089,590
2,073,940	Suntech Power Holdings Company, Ltd. (ADR)*	24,265,098
		48,354,688
Property and Casualty Insurance – 2.6%
3,122,857	Reliance Capital, Ltd.	35,216,589
Real Estate Management/Services – 5.2%
362,600	Daito Trust Construction Company, Ltd.	18,990,388
424,658	IVG Immobilien A.G.**	3,522,358
2,954,000	Mitsubishi Estate Company, Ltd.	48,725,764
		71,238,510
Real Estate Operating/Development – 12.9%
994,055	Ablon Group	414,368
42,731,286	Ayala Land, Inc.	5,913,977
18,433,670	CapitaLand, Ltd.	40,511,135
44,672,000	China Overseas Land & Investment, Ltd.	62,800,127
5,741,410	Cyrela Brazil Realty S.A.	23,144,513
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	2,532,441
16,365,000	Hang Lung Properties, Ltd.	35,899,119
560,905	PDG Realty S.A. Empreendimentos e Participacoes	2,750,641
518,950	Rodobens Negocios Imobiliarios S.A.	1,762,252
		175,728,573
Retail – Major Department Stores – 0.9%
2,688,999	Arcandor A.G.*,**	11,799,293
Semiconductor Components/Integrated Circuits – 0.1%
1,139,815	Actions Semiconductor Company, Ltd. (ADR)*	1,835,102
Semiconductor Equipment – 3.2%
2,422,376	ASML Holding N.V.**	43,222,672
Sugar – 2.2%
2,202,743	Bajaj Hindusthan, Ltd.	3,324,750
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	643,309
4,484,380	Balrampur Chini Mills, Ltd.	4,634,904
3,032,876	Cosan Limited – Class A*	10,493,751
1,570,503	Cosan S.A. Industria e Comercio*	7,731,388
1,888,690	Shree Renuka Sugars, Ltd.	2,907,379
		29,735,481
Telecommunication Equipment – Fiber Optics – 1.2%
1,646,810	Corning, Inc.	15,694,099
Telecommunication Services – 2.3%
735,535	Amdocs, Ltd. (U.S. Shares)*	13,452,935
3,915,909	Reliance Communications, Ltd.	18,399,252
		31,852,187
Travel Services – 0.1%
406,894	Thomas Cook Group, PLC	1,041,649
Warehousing and Harbor Transport Services – 0.1%
3,332,466	DP World, Ltd. (U.S. Shares)	1,299,662
Wireless Equipment – 2.5%
4,508,333	Telefonaktiebolaget L.M. Ericsson – Class B	34,596,163

Total Common Stock (cost $1,966,707,120)		1,283,118,304

Preferred Stock – 0.6%
Investment Companies – 0.6%
915,150	Bradespar S.A.	7,774,850

Total Preferred Stock (cost $3,266,103)		7,774,850

Repurchase Agreement – 2.2%
29,820,000	RBC Capital Markets, 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $29,820,199 collateralized by $32,348,667 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $30,416,400 (cost $29,820,000)	29,820,000

Money Markets – 2.4%
52,000	Janus Cash Liquidity Fund LLC, 0%	52,000
32,535,075	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	32,535,075

Total Money Markets (cost $32,587,075)		32,587,075

Total Investments (total cost $2,032,380,298) – 99.4%		1,353,300,229

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		8,008,744

Net Assets – 100%		$1,361,308,973

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$17,013,153	1.3%
Bermuda	153,494,667	11.3%
Brazil	163,273,585	12.1%
Canada	114,701,933	8.5%
Cayman Islands	78,360,463	5.8%
Germany	15,321,651	1.1%
Guernsey	13,878,873	1.0%
Hong Kong	109,080,525	8.1%
India	153,234,714	11.3%
Ireland	5,400,694	0.4%
Italy	2,795,749	0.2%
Japan	118,473,905	8.8%
Netherlands	43,222,672	3.1%
Philippines	21,934,182	1.6%
Singapore	40,511,135	2.9%
South Korea	2,088,745	0.2%
Sweden	34,596,163	2.6%
Switzerland	16,605,423	1.2%
Taiwan	2,164,145	0.2%
United Arab Emirates	1,299,661	0.1%
United Kingdom	81,932,960	6.1%
United States††	163,915,231	12.1%

Total	$1,353,300,229	100.0%

††	Includes Short-Term Securities (7.5% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 1/29/09	8,700,000	$12,077,298	$(767,733)
Euro 2/6/09	17,800,000	24,701,346	(180,066)

Total		$36,778,644	$(947,799)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statement of Assets and Liabilities

Janus Aspen
International
As of December 31, 2008	Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$2,032,380
Unaffiliated Investments at value	$1,320,713
Affiliated money market investments	32,587
Cash	213
Cash denominated in foreign currency	–
Receivables:
Investments sold	923
Portfolio shares sold	6,983
Dividends	3,124
Interest	–
Non-interested Trustees’ deferred compensation	43
Other assets	–
Total Assets	1,364,586
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–
Investments purchased	111
Portfolio shares repurchased	865
Advisory fees	694
Distribution Fees – Service Shares	151
Distribution Fees – Service II Shares	40
Transfer agent fees and expenses	1
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	43
Foreign tax liability	–
Accrued expenses and other payables	423
Forward currency contracts	948
Total Liabilities	3,277
Net Assets	$1,361,309
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,064,881
Undistributed net investment income/(loss)*	(4,594)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(18,831)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(680,147)
Total Net Assets	$1,361,309
Net Assets – Institutional Shares	$402,911
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,210
Net Asset Value Per Share	$26.49
Net Assets – Service Shares	$757,331
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,054
Net Asset Value Per Share	$26.07
Net Assets – Service II Shares	$201,067
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,673
Net Asset Value Per Share	$26.20

*	See Note 3 in Notes to Financial Statements.

(1)	Net of foreign taxes on investments of $967,255

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
International
For the fiscal year ended December 31, 2008	Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$13
Securities lending income	1,772
Dividends	47,665
Dividends from affiliates	1,546
Foreign tax withheld	(3,314)
Total Investment Income	47,682
Expenses:
Advisory fees	14,997
Audit fees	28
Transfer agent fees and expenses	9
Non-interested Trustees’ fees and expenses	48
Distribution Fees – Service Shares	3,128
Distribution Fees – Service II Shares	911
Other expenses	1,258
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	20,379
Expense and Fee Offset	(20)
Net Expenses	20,359
Net Investment Income/(Loss)	27,323
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(15,764)
Net realized gain/(loss) from options contracts	8,460
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,552,181)
Net Gain/(Loss) on Investments	(1,559,485)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,532,162)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Statements of Changes in Net Assets

	Janus Aspen
	International
	Growth
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007(1)

Operations:
Net investment income/(loss)	$27,323	$13,775
Net realized gain/(loss) from investment and foreign currency transactions	(15,764)	501,878
Net realized gain/(loss) from options contracts	8,460	(3,924)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(1,552,181)	129,753
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,532,162)	641,482
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(8,908)	(5,732)
Service Shares	(14,079)	(6,080)
Service II Shares	(4,142)	(1,670)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(116,712)	–
Service Shares	(203,366)	–
Service II Shares	(59,910)
Net (Decrease) from Dividends and Distributions	(407,117)	(13,482)
Capital Share Transactions:
Shares sold
Institutional Shares	72,797	142,917
Service Shares	261,708	342,951
Service II Shares	100,688	136,029
Redemption fees
Service II Shares	138	151
Reinvested dividends and distributions
Institutional Shares	125,620	5,732
Service Shares	217,445	6,080
Service II Shares	64,052	1,670
Shares repurchased
Institutional Shares	(186,116)	(226,668)
Service Shares	(230,420)	(193,009)
Service II Shares	(101,447)	(89,116)
Net Increase/(Decrease) from Capital Share Transactions	324,465	126,736
Net Increase/(Decrease) in Net Assets	(1,614,814)	754,737
Net Assets:
Beginning of period	2,976,123	2,221,386
End of period	$1,361,309	$2,976,123

Undistributed net investment income/(loss)*	$(4,594)	$(8,870)

*	See Note 3 in Notes to Financial Statements

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$65.36	$51.21	$35.54	$27.19	$23.06
Income from Investment Operations:
Net investment income/(loss)	.76	.50	.56	.41	.30
Net gain/(loss) on investments (both realized and unrealized)	(30.76)	14.02	15.97	8.30	4.05
Total from Investment Operations	(30.00)	14.52	16.53	8.71	4.35
Less Distributions:
Dividends (from net investment income)*	(.63)	(.37)	(.86)	(.36)	(.22)
Distributions (from capital gains)*	(8.24)	–	–	–	–
Total Distributions	(8.87)	(.37)	(.86)	(.36)	(.22)
Net Asset Value, End of Period	$26.49	$65.36	$51.21	$35.54	$27.19
Total Return	(52.04)%	28.41%	46.98%	32.28%	18.99%
Net Assets, End of Period (in thousands)	$402,911	$987,570	$844,734	$549,948	$465,055
Average Net Assets for the Period (in thousands)	$736,913	$915,608	$691,150	$473,781	$556,677
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.69%	0.70%	0.71%	0.70%	0.69%
Ratio of Net Expenses to Average Net Assets(2)	0.69%	0.70%	0.71%	0.70%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.31%	0.70%	1.79%	1.05%	1.02%
Portfolio Turnover Rate	56%	59%	60%	57%	65%

Service Shares

For a share outstanding during each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$64.56	$50.62	$35.17	$26.94	$22.89
Income from Investment Operations:
Net investment income/(loss)	.68	.38	.46	.31	.20
Net gain/(loss) on investments (both realized and unrealized)	(30.36)	13.82	15.79	8.24	4.05
Total from Investment Operations	(29.68)	14.20	16.25	8.55	4.25
Less Distributions:
Dividends (from net investment income)*	(.57)	(.26)	(.80)	(.32)	(.20)
Distributions (from capital gains)*	(8.24)	–	–	–	–
Total Distributions	(8.81)	(.26)	(.80)	(.32)	(.20)
Net Asset Value, End of Period	$26.07	$64.56	$50.62	$35.17	$26.94
Total Return	(52.15)%	28.09%	46.66%	31.94%	18.69%
Net Assets, End of Period (in thousands)	$757,331	$1,549,980	$1,072,922	$635,357	$498,735
Average Net Assets for the Period (in thousands)	$1,251,214	$1,326,458	$826,815	$523,662	$457,088
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.94%	0.95%	0.96%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets(2)	0.94%	0.95%	0.96%	0.95%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.10%	0.44%	1.49%	0.78%	0.77%
Portfolio Turnover Rate	56%	59%	60%	57%	65%

*	See Note 3 in Notes to Financial Statements.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanation of Charts, Tables, and Financial Statements.”

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  15

Financial Highlights (continued)

Service II Shares

For a share outstanding during each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$64.83	$50.80	$35.38	$27.11	$23.02
Income from Investment Operations:
Net investment income/(loss)	.67	.38	.49	.30	.20
Net gain/(loss) on investments (both realized and unrealized)	(30.51)	13.89	15.85	8.31	4.08
Total from Investment Operations	(29.84)	14.27	16.34	8.61	4.28
Less Distributions and Other:
Dividends (from net investment income)*	(.57)	(.26)	(.94)	(.34)	(.20)
Distributions (from capital gains)*	(8.24)	–	–	–	–
Redemption fees	.02	.02	.02	–(1)	.01
Total Distributions and Other	(8.79)	(.24)	(.92)	(.34)	(.19)
Net Asset Value, End of Period	$26.20	$64.83	$50.80	$35.38	$27.11
Total Return	(52.15)%	28.17%	46.70%	31.97%	18.75%
Net Assets, End of Period (in thousands)	$201,067	$438,573	$303,730	$113,120	$72,194
Average Net Assets for the Period (in thousands)	$364,379	$363,622	$186,734	$82,746	$63,943
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.94%	0.95%	0.96%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets(3)	0.94%	0.95%	0.95%	0.95%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.07%	0.42%	1.26%	0.78%	0.79%
Portfolio Turnover Rate	56%	59%	60%	57%	65%

*	See Note 3 in Notes to Financial Statements.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanation of Charts, Tables, and Financial Statements”

See Notes to Financial Statements.

16  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of December 31, 2008)

		Value as a
	Value	% of Net Assets

Janus Aspen International Growth Portfolio
Eurodekania, Ltd. (U.S. Shares)	$1,789,851	0.1%
Star Asia Financial, Ltd. (U.S. Shares) (144A)	11,570	0.0%
Trinity, Ltd.	2,961,224	0.2%

	$4,762,645	0.3%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolios’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen International Growth Portfolio
Eurodekania, Ltd. (U.S. Shares)°°	3/8/07	$5,628,245	$1,789,851	0.1%
Star Asia Financial, Ltd. (U.S. Shares) (144A)°°	2/22/07-6/22/07	2,399,730	11,570	0.0%
Trinity, Ltd.°°	11/14/07	6,995,780	2,961,224	0.2%

		$15,023,755	$4,762,645	0.3%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2008. The issuer incurs all registration costs.

Janus Aspen Series  December 31, 2008  17

Notes to Schedule of Investments (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended December 31, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/2008

Janus Aspen International Growth Portfolio
A-Max Holdings, Ltd. (1)	–	$–	54,451,000	$1,542,023	$(733,375)	$121,121	$1,738,230

(1)	Shares held adjusted for 1:10 Reverse Stock Split on 4/8/08.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen International Growth Portfolio	$179,223,768	$1,169,325,386	$4,751,075

Other Financial Instruments (a):
Janus Aspen International Growth Portfolio	–	(947,799)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended December 31, 2008)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2007	Premiums	Gain/(Loss)	(Depreciation) (a)	(Sales)	Level 3	December 31, 2008

Investments in Securities:
Janus Aspen International Growth Portfolio	$13,195,217	$–	$–	$(8,444,142)	$–	$–	$4,751,075

(a)	Included in “Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen International Growth Portfolio	$66,740,766

18  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen International Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Effective December 22, 2008, Janus Aspen International Growth Portfolio reopened to new investors.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Portfolio to write-off Lehman foreign exchange currency gains and losses in the amount of $20,016,278, and the associated receivables and payables. The written-off receivables and payables were written off from “Investments sold” and “Investments purchased,” respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from

20  Janus Aspen Series  December 31, 2008

investment and foreign currency transactions” on the Statement of Operations.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

(2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

22  Janus Aspen Series  December 31, 2008

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation

24  Janus Aspen Series  December 31, 2008

Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2008 were $138,329 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen International Growth Portfolio
Janus Cash Liquidity Fund LLC	$52,000	$–	$–	$52,000
Janus Institutional Cash Management Fund - Institutional Shares	180,142,247	190,175,233	625,719	–
Janus Institutional Money Market Fund - Institutional Shares	642,253,093	610,358,018	799,481	32,535,075

	$822,447,340	$800,533,251	$1,425,200	$32,587,075

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen International Growth Portfolio(1)	$–	$51,596,078	$(266,174)	$(65,138,220)	$(142,308)	$(689,620,887)

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

26  Janus Aspen Series  December 31, 2008

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

			Accumulated
Portfolio	December 31, 2009	December 31, 2010	Capital Losses

Janus Aspen International Growth Portfolio(1)	$(133,087)	$(133,087)	$(266,174)

(1)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen International Growth Portfolio	$133,087

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen International Growth Portfolio	$2,042,921,116	$140,873,033	$(830,493,920)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen International Growth Portfolio	$59,193,419	$347,924,328	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen International Growth Portfolio	$13,482,656	$–	$–	$–

Janus Aspen Series  December 31, 2008  27

Notes to Financial Statements (continued)

4.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,439	2,511
Reinvested dividends and distributions	2,596	95
Shares repurchased	(3,934)	(3,993)
Net Increase/(Decrease) in Portfolio Shares	101	(1,387)
Shares Outstanding, Beginning of Period	15,109	16,496
Shares Outstanding, End of Period	15,210	15,109
Transactions in Portfolio Shares – Service Shares
Shares sold	5,920	6,033
Reinvested dividends and distributions	4,562	102
Shares repurchased	(5,435)	(3,325)
Net Increase/(Decrease) in Portfolio Shares	5,047	2,810
Shares Outstanding, Beginning of Period	24,007	21,197
Shares Outstanding, End of Period	29,054	24,007
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,835	2,377
Reinvested dividends and distributions	1,338	28
Shares repurchased	(2,265)	(1,619)
Net Increase/(Decrease) in Portfolio Shares	908	786
Shares Outstanding, Beginning of Period	6,765	5,979
Shares Outstanding, End of Period	7,673	6,765

5.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen International Growth Portfolio	$1,279,912,870	$1,377,548,568	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v.

28  Janus Aspen Series  December 31, 2008

Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Event

On January 23, 2009, Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Portfolio’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

Janus Aspen Series  December 31, 2008  29

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen International Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen International Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

30  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent

Janus Aspen Series  December 31, 2008  31

Additional Information (unaudited) (continued)

with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the

32  Janus Aspen Series  December 31, 2008

Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

34  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

36  Janus Aspen Series  December 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen International Growth Portfolio	$347,924,328

Dividends Received Deduction Percentage

Portfolio

Janus Aspen International Growth Portfolio	2%

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen International Growth Portfolio	$2,899,529	$43,503,061

Janus Aspen Series  December 31, 2008  37

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

38  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  39

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen International Growth Portfolio	1/01-Present	Vice President of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

40  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-707 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Explanations of Charts, Tables and Financial Statements	31
Designation Requirements	34
Trustees and Officers	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit “smart growth” meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman
lead co-portfolio
manager

Daniel Riff
co-portfolio
manager

Performance Review

For the 12-month period ended December 31, 2008, Janus Aspen Large Cap Growth Portfolio’s Institutional Shares and Service Shares returned -39.72% and -39.87%, respectively, Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned -38.44% and its secondary benchmark, the S&P 500® Index, returned -37.00% .

Economic Overview

Continuing turmoil from the credit crisis and concerns over a prolonged recession, characterized U.S. equity markets during the 12-month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed along with central banks around the world took unprecedented steps to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Financials were easily the worst performing sector due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double digit declines as well. Although small-cap stocks underperformed large caps during the worst of the sell-off, their stronger performance earlier in the year and in December led to better relative performance overall. Growth outperformed valued-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Holdings in Consumer Staples and Industrials Detracted from Performance

Looking more closely at the Portfolio, holdings in the consumer staples and industrials sectors were the main areas of weakness during the period. Within consumer staples, Belgian-based brewer InBev weighed on our overall results. The stock declined during the first half of the period after experiencing rising input costs. During the second half of the period, the stock performed very poorly following the company’s announced purchase of Anheuser Busch. Investors reacted negatively to InBev’s assumption of debt and need to raise capital via an equity rights offering upon the completion of the acquisition, which resulted in the renaming of the company to Anheuser-Busch InBev. We believe the company’s core franchise was undervalued at period end and that it will benefit if it divests assets and deleverages its balance sheet. We also think management will be able to reduce costs in Anheuser-Busch. Taking a longer term view, we believe that the resulting franchise will be better balanced geographically and more focused on fewer and stronger brands. We added to the name because our conviction increased as the stock price decreased

Information technology (IT) holding Microsoft Corp. was the largest detractor in the IT sector during the period. The software giant declined as sales of the company’s new Vista product were slightly less robust than anticipated, and the company came under pressure for its proposed acquisition of Yahoo! Inc. We believe there is a disconnect between Microsoft’s fundamentals (i.e., high returns on capital) and the stock price, thus, we see the stock as undervalued. Looking longer term, we believe Microsoft has an opportunity in Internet applications, especially search. We believe that sentiment regarding Microsoft’s opportunity in search is overly negative and is weighing on the overall valuation of

2  Janus Aspen Series  December 31, 2008

(unaudited)

the stock, which traded at a double-digit free cash flow yield at the end of the period.

Utilities holding AES Corp. came under pressure late in the period amid worries about debt on its balance sheet and its access to credit for project-based financing. Concerns about a slowing economy impacting demand for electricity also weighed on the stock. We feel the company has undervalued assets and its ability to generate free cash flow should be sufficient to service its debt needs in the years to come.

Another detractor during the period was Internet company Google Inc. The stock was impacted by investor worries that the current Internet advertising climate favors advertisers who can pay less for clicks. We believe Google can continue to take market share in online search, as it expands its products and capabilities. Long-term, we feel this is an outstanding franchise that will be able to monetize different opportunities including software applications.

Materials and Energy Holdings Aided Performance

Sectors that contributed to performance included energy and materials. Within materials, German-based K+S Ag, a leading supplier of specialty fertilizers and plant care, was the top performer for the Portfolio. We benefited as the stock performed strongly during the first half of the year due to the rapid rise in commodity prices, as farmers took steps to maximize crop yields. We trimmed our position to capture gains late in the spring and early summer before the stock reached a peak, as commodity prices began to decline during the summer and into the fall. We eventually exited the position entirely. Although the stock was down almost 25% for the period, it was a net positive for the Portfolio given our sales of the stock earlier in the period.

Within healthcare, Celgene Corp. was a top contributor. This biopharmaceutical company has held up better than the broader market given better-than-expected sales and earnings reports, which was primarily driven by robust sales of its blood cancer drug Revlimid. We believe the power of Celgene’s products and pipeline remained underappreciated by investors. Staying within healthcare, Genentech rose after receiving a take-out offer late in the period from Swiss-based Roche Holdings, which already owned over 50% of the biotechnology leader. We consider Genentech to have a dominate franchise, which may lead to a higher bid from Roche.

In consumer staples, Philip Morris International generated modest gains, but on a relative basis was among the strongest performers during the period. The tobacco stock benefited from its defensive characteristics in a volatile market environment.

In terms of Portfolio position, at the end of the period the Portfolio was overweight in the financials and healthcare sectors as compared to the primary benchmark, while underweight in consumer discretionary, industrials and information technology.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

As we enter a new year, we recognize that great uncertainty about the future persists. We believe that there will be more negative surprises in 2009. However, we remain optimistic that the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects signs of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Large Cap Growth Portfolio (unaudited)

Janus Aspen Large Cap Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	0.34%
K+S A.G.	0.34%
Genentech, Inc.	0.26%
Anheuser-Busch InBev Rights	0.20%
Philip Morris International, Inc.	0.08%

5 Bottom Performers – Holdings

Contribution

Anheuser-Busch InBev NV	–2.10%
Microsoft Corp.	–1.65%
AES Corp.	–1.58%
Google, Inc. – Class A	–1.50%
Coventry Health Care, Inc.	–1.42%

5 Top Performers – Sectors

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(% of Equities)	Index Weighting

Telecommunication Services	–1.18%	2.17%	0.72%
Materials	–1.49%	6.35%	3.89%
Utilities	–2.39%	3.83%	1.73%
Consumer Discretionary	–3.10%	7.01%	10.20%
Energy	–3.13%	8.23%	9.77%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(% of Equities)	Index Weighting

Information Technology	–11.89%	26.15%	27.98%
Industrials	–5.51%	11.02%	13.24%
Financials	–5.08%	7.48%	5.35%
Health Care	–3.94%	14.29%	14.96%
Consumer Staples	–3.88%	13.46%	12.17%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Anheuser-Busch InBev N.V. Brewery	5.3%
UnitedHealth Group, Inc. Medical – HMO	5.3%
Cisco Systems, Inc. Networking Products	3.2%
CVS/Caremark Corp. Retail – Drug Store	2.9%
Microsoft Corp. Applications Software	2.8%

19.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 2.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Large Cap Growth Portfolio

Institutional Shares	–39.72%	–3.38%	–2.77%	4.84%	0.67%

Service Shares	–39.87%	–3.62%	–3.05%	4.55%	0.92%

Russell 1000® Growth Index	–38.44%	–3.42%	–4.27%	5.01%

S&P 500® Index	–37.00%	–2.19%	–1.38%	6.45%

Lipper Quartile – Institutional Shares	2nd	2nd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	72/224	73/189	39/70	14/26

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$672.00	$2.77

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$671.10	$3.82

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62

†	Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Aspen Series  December 31, 2008  7

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Market Value

Common Stock – 90.3%
Aerospace and Defense – 1.9%
555,660	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$9,007,249
165,015	Lockheed Martin Corp.	13,874,461
119,570	Northrop Grumman Corp.	5,385,433
		28,267,143
Agricultural Chemicals – 1.0%
114,665	Monsanto Co.	8,066,683
32,978	Syngenta A.G.	6,391,550
		14,458,233
Applications Software – 2.8%
2,165,290	Microsoft Corp.**	42,093,238
Brewery – 5.3%
2,113,456	Anheuser-Busch InBev N.V. – VVPR Strips*,**	11,773
3,434,367	Anheuser-Busch InBev N.V.**	79,614,535
Cable Television – 0.3%
220,235	DIRECTV Group, Inc.*	5,045,584
Casino Hotels – 0.8%
1,117,497	Crown, Ltd.	4,676,651
541,760	MGM Mirage*	7,454,617
		12,131,268
Chemicals – Diversified – 1.3%
324,534	Bayer A.G.**	18,989,120
Commercial Services – Finance – 1.0%
248,062	Automatic Data Processing, Inc.	9,758,759
393,570	Western Union Co.	5,643,794
		15,402,553
Computers – 4.4%
285,024	Apple, Inc.*	24,326,798
609,520	Hewlett-Packard Co.**	22,119,481
65,755	IBM Corp.	5,533,941
334,311	Research In Motion, Ltd. (U.S. Shares)*,**	13,566,340
		65,546,560
Consumer Products – Miscellaneous – 0.3%
75,985	Kimberly-Clark Corp.	4,007,449
Cosmetics and Toiletries – 1.4%
302,065	Colgate-Palmolive Co.	20,703,535
Diversified Operations – 2.8%
309,125	Danaher Corp.	17,499,566
113,505	Illinois Tool Works, Inc.	3,978,350
267,648	Siemens A.G.**	20,086,557
		41,564,473
E-Commerce/Services – 0.6%
614,260	eBay, Inc.*	8,575,070
Electric – Generation – 1.5%
2,817,370	AES Corp.*	23,215,129
Electric Products – Miscellaneous – 0.6%
258,765	Emerson Electric Co.	9,473,387
Electronic Components – Semiconductors – 0.7%
663,891	Texas Instruments, Inc.**	10,303,588
Electronic Connectors – 0.1%
58,210	Amphenol Corp. – Class A	1,395,876
Electronic Measuring Instruments – 0.8%
61,850	Keyence Corp.**	12,666,961
Energy – Alternate Sources – 0.4%
861,975	EDP Renovaveis S.A.*,**	6,035,671
Enterprise Software/Services – 2.7%
2,276,040	Oracle Corp.*,**	40,354,189
Finance – Investment Bankers/Brokers – 2.7%
217,745	Goldman Sachs Group, Inc.	18,375,501
714,585	JPMorgan Chase & Co.	22,530,865
		40,906,366
Finance – Other Services – 0.4%
30,835	CME Group, Inc.	6,417,072
Food – Miscellaneous/Diversified – 1.3%
417,671	Nestle S.A.	16,468,452
164,140	Unilever PLC**	3,729,259
		20,197,711
Food – Retail – 1.3%
3,746,744	Tesco PLC**	19,515,468
Forestry – 0.8%
396,965	Weyerhaeuser Co.	12,151,099
Independent Power Producer – 1.6%
1,002,643	NRG Energy, Inc.*	23,391,661
Industrial Gases – 1.0%
249,345	Praxair, Inc.	14,801,119
Internet Security – 0.3%
330,835	Symantec Corp.*	4,472,889
Investment Management and Advisory Services – 0.9%
390,175	T. Rowe Price Group, Inc.	13,827,802
Medical – Biomedical and Genetic – 5.9%
590,961	Celgene Corp.*	32,668,324
377,995	Genentech, Inc.*,**	31,339,565
497,620	Gilead Sciences, Inc.*	25,448,287
		89,456,176
Medical – Drugs – 2.5%
183,003	Roche Holding A.G.	28,182,243
262,955	Wyeth	9,863,442
		38,045,685
Medical – HMO – 5.9%
692,650	Coventry Health Care, Inc.*	10,306,632
2,976,650	UnitedHealth Group, Inc.**	79,178,890
		89,485,522
Medical Products – 1.5%
54,235	Baxter International, Inc.	2,906,454
531,730	Covidien, Ltd.	19,269,895
		22,176,349
Metal Processors and Fabricators – 0.9%
217,500	Precision Castparts Corp.	12,936,900
Multi-Line Insurance – 0.2%
66,750	ACE, Ltd. (U.S. Shares)	3,532,410
Multimedia – 0.8%
393,215	Liberty Media Corp. – Entertainment – Class A*	6,873,398
199,225	Walt Disney Co.	4,520,415
		11,393,813

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Market Value

Networking Products – 3.2%
2,972,622	Cisco Systems, Inc.*,**	$48,453,739
Oil Companies – Exploration and Production – 1.8%
240,183	Devon Energy Corp.	15,782,425
170,930	EOG Resources, Inc.	11,380,519
		27,162,944
Oil Companies – Integrated – 5.5%
108,559	Exxon Mobil Corp.	8,666,265
608,300	Hess Corp.**	32,629,212
494,140	Occidental Petroleum Corp.	29,643,459
498,215	Petroleo Brasileiro S.A. (ADR)**	12,201,285
		83,140,221
Power Converters and Power Supply Equipment – 0.2%
95,171	Sunpower Corp. B-Shares*	2,897,005
Reinsurance – 2.0%
9,496	Berkshire Hathaway, Inc. – Class B*	30,520,144
Retail – Discount – 1.4%
70,825	Costco Wholesale Corp.	3,718,313
302,915	Wal-Mart Stores, Inc.	16,981,414
		20,699,727
Retail – Drug Store – 2.9%
1,539,224	CVS/Caremark Corp.	44,237,298
Retail – Office Supplies – 0.6%
506,348	Staples, Inc.	9,073,756
Retail – Restaurants – 2.0%
283,585	McDonald’s Corp.	17,636,151
402,995	Yum! Brands, Inc.	12,694,343
		30,330,494
Semiconductor Components/Integrated Circuits – 1.6%
347,010	Cypress Semiconductor Corp.*	1,551,135
1,522,810	Marvell Technology Group, Ltd.*	10,157,143
8,672,930	Taiwan Semiconductor Manufacturing Company, Ltd.	11,887,564
		23,595,842
Semiconductor Equipment – 1.1%
732,430	KLA-Tencor Corp.	15,959,650
Super-Regional Banks – 0.5%
255,105	Wells Fargo & Co.	7,520,495
Telecommunication Equipment – 0%
104	Nortel Networks Corp. (U.S. Shares)*	27
Telecommunication Equipment – Fiber Optics – 0.4%
636,375	Corning, Inc.	6,064,654
Toys – 0.5%
18,650	Nintendo Company, Ltd.**	7,166,816
Transportation – Railroad – 0.8%
321,720	Canadian National Railway Co. (U.S. Shares)	11,826,427
Transportation – Services – 2.5%
220,310	C.H. Robinson Worldwide, Inc.	12,123,659
472,100	United Parcel Service, Inc. – Class B	26,041,036
		38,164,695
Web Portals/Internet Service Providers – 1.5%
75,260	Google, Inc. – Class A*	23,153,739
Wireless Equipment – 3.1%
1,652,650	Crown Castle International Corp.*,**	29,053,587
189,100	QUALCOMM, Inc.	6,775,453
1,420,305	Telefonaktiebolaget L.M. Ericsson – Class B	10,899,173
		46,728,213

Total Common Stock (cost $1,803,133,930)		1,359,259,263

Corporate Bonds – 0.2%
Electric – Integrated – 0.2%
$1,940,000	Energy Future Holdings , 10.8750% due 11/1/17 (144A)	1,377,400
3,330,000	TXU Energy Co. LLC, 10.2500%, due 11/1/15 (144A)	2,364,300

Total Corporate Bonds (cost $5,347,643)		3,741,700

Purchased Options – Calls – 0%
284	Potash Corporation of Saskatchewan Inc. (U.S. Shares) expires January 2009 exercise price $165.00 (premiums received $371,671)	45

Purchased Options – Puts – 0.5%
1,903	Hess Corp. expires January 2009 exercise price $80.00	4,947,000
1,082	Petroleo Brasileiro S.A. expires January 2009 exercise price $50.00	2,749,784

Total Purchased Options – Puts (premiums received $1,632,055)		7,696,784

Repurchase Agreement – 4.0%
59,750,000	RBC Capital Markets, 0.1200% dated 12/31/2008, maturing 1/2/09 to be repurchased at $59,750,398 collateralized by $64,816,661 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $60,945,000 (cost $59,750,000)	59,750,000

Money Markets – 4.8%
202,000	Janus Cash Liquidity Fund LLC, 0%	202,000
47,015,417	Janus Institutional Cash Management Fund – Institutional Shares, 0.91%	47,015,418
25,206,581	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	25,206,581

Total Money Markets (cost $72,423,999)		72,423,999

Total Investments (total cost $1,942,659,298) – 99.8%		1,502,871,791

Cash, Receivables and Other Assets, net of Liabilities – 0.2%**		2,414,812

Net Assets – 100%		$1,505,286,603

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,676,651	0.3%
Belgium	79,626,308	5.3%
Bermuda	29,427,038	2.0%
Brazil	21,208,534	1.4%
Canada	25,392,795	1.7%
Germany	39,075,676	2.6%
Japan	19,833,777	1.3%
Spain	6,035,671	0.4%
Sweden	10,899,173	0.7%
Switzerland	54,574,655	3.6%
Taiwan	11,887,565	0.8%
United Kingdom	23,244,727	1.6%
United States††	1,176,989,221	78.3%

Total	$1,502,871,791	100.0%

††	Includes Short-Term Securities and Other Securities (69.5% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 1/29/09	3,640,000	$2,529,224	$(129,554)
British Pound 1/23/09	6,625,000	9,517,060	905,390
British Pound 1/29/09	2,700,000	3,877,777	123,624
Euro 1/23/09	6,400,000	8,887,412	(745,172)
Euro 1/29/09	23,700,000	32,900,225	(1,119,075)
Euro 2/6/09	21,350,000	29,627,738	(215,978)
Japanese Yen 1/23/09	395,000,000	4,360,302	(64,536)
Japanese Yen 1/29/09	407,000,000	4,493,510	(110,096)
Japanese Yen 2/6/09	226,400,000	2,500,084	15,192

Total		$98,693,332	$(1,340,205)

Schedule of Written Options – Calls	Value

Cisco Systems, Inc. expires January 2009 6,639 contracts exercise price $30.00	$(6,639)
Hess Corp. expires January 2009 3,806 contracts exercise price $150.00	(1)
Hewlett-Packard Co. expires January 2009 3,591 contracts exercise price $55.00	(1)
Microsoft Corp. expires January 2009 5,256 contracts exercise price $32.50	(5,256)
Oracle Corp. expires January 2009 10,250 contracts exercise price $22.50	(1,025)
Petroleo Brasileiro S.A. (ADR) expires January 2009 1,082 contracts exercise price $82.50	(1)
Research in Motion, Ltd. expires June 2009 1,670 contracts exercise price $60.00	(328,990)
Texas Instruments, Inc. expires January 2009 3,785 contracts exercise price $30.00	(1)

Total Written Options – Calls
(Premiums received $5,032,899)	$(341,914)

Schedule of Written Options – Puts
Cisco Systems, Inc. expires January 2009 5,980 contracts exercise price $18.50	$(1,339,520)
eBay, Inc. (LEAPS) expires January 2011 7,625 contracts exercise price $12.50	(2,511,294)
Hewlett-Packard Co. expires January 2009 3,591 contracts exercise price $35.00	(235,211)
Microsoft Corp. expires January 2009 5,256 contracts exercise price $22.50	(1,629,360)
Oracle Corp. expires January 2009 10,250 contracts exercise price $17.50	(497,125)
Oracle Corp. (LEAPS) expires January 2011 6,445 contracts exercise price $12.50	(1,272,759)

Total Written Options – Puts
(Premiums received $5,933,179)	$(7,485,269)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Assets and Liabilities

Janus Aspen
Large Cap
As of December 31, 2008	Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,942,659
Unaffiliated Investments at value	$1,430,448
Affiliated money market investments	72,424
Cash	57
Restricted cash (Note 1)	16,597
Receivables:
Investments sold	5,030
Portfolio shares sold	230
Dividends	1,401
Interest	94
Non-interested Trustees’ deferred compensation	48
Other assets	15
Forward currency contracts	1,044
Total Assets	1,527,388
Liabilities:
Payables:
Options written, at value(1)	7,827
Investments purchased	10,334
Portfolio shares repurchased	400
Advisory fees	758
Transfer agent fees and expenses	1
Distribution Fees – Service Shares	228
Non-interested Trustees’ deferred compensation fees	48
Accrued expenses and other payables	121
Forward currency contracts	2,384
Total Liabilities	22,101
Net Assets	$1,505,287
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,713,464
Undistributed net investment income/(loss)*	1,465
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(771,621)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(438,021)
Total Net Assets	$1,505,287
Net Assets – Institutional Shares	$353,051
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	22,326
Net Asset Value Per Share	$15.81
Net Assets – Service Shares	$1,152,236
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	73,893
Net Asset Value Per Share	$15.59

*	See Note 3 in Notes to Financial Statements.

(1)	Includes premiums of $10,966,078 on written options.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statement of Operations

Janus Aspen
Large Cap
For the fiscal year ended December 31, 2008	Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$654
Securities lending income	358
Dividends	25,099
Dividends from affiliates	2,323
Foreign tax withheld	(1,440)
Total Investment Income	26,994
Expenses:
Advisory fees	11,276
Transfer agent fees and expenses	6
Registration Fees	19
Custodian Fees	166
Audit Fees	33
Non-interested Trustees’ fees and expenses	41
Distribution fees – Service Shares	3,128
Other expenses	185
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	14,854
Expense and Fee Offset	(13)
Net Expenses	14,841
Net Investment Income/(Loss)	12,153
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(215,836)
Net realized gain/(loss) from options contracts	(2,112)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(646,954)
Net Gain/(Loss) on Investments	(864,902)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(852,749)

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Statements of Changes in Net Assets

	Janus Aspen
	Large Cap
	Growth
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007(1)

Operations:
Net investment income/(loss)	$12,153	$9,375
Net realized gain/(loss) from investment and foreign currency transactions	(215,836)	92,127
Net realized gain/(loss) from options contracts	(2,112)	442
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(646,954)	40,769
Net Increase/(Decrease) in Net Assets Resulting from Operations	(852,749)	142,713
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(3,843)	(4,879)
Service Shares	(7,989)	(3,727)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(11,832)	(8,606)
Capital Share Transactions:
Shares sold
Institutional Shares	18,981	42,950
Service Shares	660,611	1,061,496
Reinvested dividends and distributions
Institutional Shares	3,843	4,879
Service Shares	7,989	3,727
Shares repurchased
Institutional Shares	(96,241)	(138,831)
Service Shares	(114,289)	(46,361)
Net Increase/(Decrease) from Capital Share Transactions	480,894	927,860
Net Increase/(Decrease) in Net Assets	(385,012)	1,061,967
Net Assets:
Beginning of period	1,888,974	827,007
End of period	$1,505,287	$1,888,974

Undistributed net investment income/(loss)*	$1,465	$1,131

*	See Note 3 in Notes to Financial Statements

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Large Cap Growth Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.43	$23.12	$20.86	$20.08	$19.23
Income from Investment Operations:
Net investment income/(loss)	.22	.24	.12	.09	.04
Net gain/(loss) on investments (both realized and unrealized)	(10.68)	3.25	2.25	.76	.84
Total from Investment Operations	(10.46)	3.49	2.37	.85	.88
Less Distributions:
Dividends (from net investment income)*	(.16)	(.18)	(.11)	(.07)	(.03)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.16)	(.18)	(.11)	(.07)	(.03)
Net Asset Value, End of Period	$15.81	$26.43	$23.12	$20.86	$20.08
Total Return	(39.70)%	15.14%	11.38%	4.23%	4.57%
Net Assets, End of Period (in thousands)	$353,051	$677,593	$677,289	$730,374	$1,177,145
Average Net Assets for the Period (in thousands)	$525,042	$686,441	$693,731	$857,660	$1,462,102
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.66%	0.66%	0.69%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets(2)	0.66%	0.66%	0.69%	0.66%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.87%	0.89%	0.49%	0.31%	0.14%
Portfolio Turnover Rate	69%	78%	54%	87%	33%

Service Shares

For a share outstanding during	Janus Aspen Large Cap Growth Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.08	$22.84	$20.62	$19.85	$19.04
Income from Investment Operations:
Net investment income/(loss)	.14	.32	.02	(.02)	(.04)
Net gain/(loss) on investments (both realized and unrealized)	(10.50)	3.07	2.26	.82	.85
Total from Investment Operations	(10.36)	3.39	2.28	.80	.81
Less Distributions:
Dividends (from net investment income)*	(.13)	(.15)	(.06)	(.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.13)	(.15)	(.06)	(.03)	–
Net Asset Value, End of Period	$15.59	$26.08	$22.84	$20.62	$19.85
Total Return	(39.85)%	14.84%	11.08%	4.01%	4.25%
Net Assets, End of Period (in thousands)	$1,152,236	$1,211,381	$149,718	$157,041	$183,028
Average Net Assets for the Period (in thousands)	$1,251,357	$569,659	$148,875	$163,753	$191,544
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.91%	0.91%	0.94%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets(2)	0.91%	0.91%	0.94%	0.91%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.61%	0.58%	0.24%	0.06%	(0.11)%
Portfolio Turnover Rate	69%	78%	54%	87%	33%

*	See Note 3 in Notes to Financial Statements.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Large Cap Growth Portfolio	$1,091,728,936	$403,446,026	$–

Investments in Purchased Options:
Janus Aspen Large Cap Growth Portfolio	–	7,696,829	–

Other Financial Instruments(a):
Janus Aspen Large Cap Growth Portfolio	(1,634,616)	(7,532,772)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Large Cap Growth Portfolio	$348,493,465

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Large Cap Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of

16  Janus Aspen Series  December 31, 2008

net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Portfolio to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables were written off from “Investments sold” and “Investments purchased,” respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option

18  Janus Aspen Series  December 31, 2008

exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Large Cap Growth Portfolio	$2,756,076

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2007	380	$30,390
Options written	49,450	7,139,332
Options closed	(6,921)	(1,681,200)
Options expired	(6,830)	(455,623)
Options exercised	–	–

Options outstanding at December 31, 2008	36,079	$5,032,899

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2007	211	$23,606
Options written	49,496	7,343,883
Options closed	(6,564)	(1,132,524)
Options expired	–	–
Options exercised	(3,996)	(301,786)

Options outstanding at December 31, 2008	39,147	$5,933,179

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the

20  Janus Aspen Series  December 31, 2008

Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of December 31, 2008, Janus Aspen Large Cap Growth Portfolio had restricted cash in the amount of $16,597,300. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at December 31, 2008. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

22  Janus Aspen Series  December 31, 2008

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Large Cap Growth Portfolio
Janus Cash Liquidity Fund LLC	$202,000	$–	$–	$202,000
Janus Institutional Cash Management Fund - Institutional Shares	180,281,130	197,870,134	1,769,612	47,015,418
Janus Institutional Money Market Fund - Institutional Shares	588,479,447	563,272,866	553,179	25,206,581

	$768,962,577	$761,143,000	$2,322,791	$72,423,999

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Large Cap Growth Portfolio(1)	$1,485,322	$–	$(648,151,819)	$(62,901,208)	$3,086,110	$(501,695,642)

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

The capital loss carryforward in the Portfolio is subject to annual limitations under applicable tax laws and may expire unused. Due to these limitations, $171,977 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

					Accumulated
Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2016	Capital Losses

Janus Aspen Large Cap Growth Portfolio(1)	$(378,164,191)	$(84,773,612)	$(84,773,612)	$(100,440,404)	$(648,151,819)

(1)	Capital loss carryover is subject to annual limitations.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Large Cap Growth Portfolio	$2,004,567,433	$43,893,573	$(545,589,215)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Large Cap Growth Portfolio	$11,831,747	$–	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Large Cap Growth Portfolio	$8,606,100	$–	$–	$–

24  Janus Aspen Series  December 31, 2008

4.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	874	1,696
Reinvested dividends and distributions	185	190
Shares repurchased	(4,373)	(5,537)
Net Increase/(Decrease) in Portfolio Shares	(3,314)	(3,651)
Shares Outstanding, Beginning of Period	25,640	29,291
Shares Outstanding, End of Period	22,326	25,640
Transactions in Portfolio Shares – Service Shares
Shares sold	32,127	41,616
Reinvested dividends and distributions	395	144
Shares repurchased	(5,083)	(1,861)
Net Increase/(Decrease) in Portfolio Shares	27,439	39,899
Shares Outstanding, Beginning of Period	46,454	6,555
Shares Outstanding, End of Period	73,893	46,454

5.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Large Cap Growth Portfolio	$1,569,313,045	$1,172,622,893	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

(“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Large Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Large Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

28  Janus Aspen Series  December 31, 2008

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited) (continued)

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

30  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

32  Janus Aspen Series  December 31, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  December 31, 2008  33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Large Cap Growth Portfolio	100%

34  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

36  Janus Aspen Series  December 31, 2008

Officers

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Large Cap Growth Portfolio	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Mid Cap Growth Portfolio and Vice President (1998-2006) of Janus Capital.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Aspen Large Cap Growth Portfolio	11/07-Present	Portfolio manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  37

Notes

38  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  39

Notes

40  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-701 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Explanations of Charts, Tables and Financial Statements	30
Designation Requirements	33
Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Brian Demain
portfolio manager

Performance Overview

During the 12 months ended December 31, 2008, Janus Aspen Mid Cap Growth Portfolio’s Institutional Shares and Service Shares returned -43.72% and -43.86%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell Midcap® Growth Index, returned -44.32%. The Portfolio’s secondary benchmark, the S&P MidCap 400 Index, returned -36.23% for the same time period.

Economic Overview

Continuing turmoil from the credit crisis and concerns over a prolonged recession, characterized U.S. equity markets during the 12-month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed along with central banks around the world took unprecedented steps to support markets and global financial institutions. The S&P 500® Index touched an 11-year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Financials were easily the worst performing sector due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double digit declines as well. Although small-cap stocks underperformed large caps during the worst of the sell-off, their stronger performance earlier in the year and in December led to better relative performance overall. Growth outperformed valued-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Stocks That Aided Performance

Petrohawk Energy Corp. was the largest individual contributor to the Portfolio’s performance. Petrohawk benefited from increasing natural gas prices through June and initial reports that their productivity from new wells in the Haynesville natural gas shale area (including the state line areas of Louisiana, Texas and Arkansas) was much better than expected. We did exit the position prior to the sell-off in energy prices in favor of what we believed to be better risk/reward opportunities. Staying within energy, EOG Resources also spiked higher after announcing new discoveries and upped its production guidance during the period. The company, which focuses on natural gas production, also benefited from the rise in energy prices. We trimmed the holding to reflect our view of the company’s risk/reward profile.

Within materials, Potash Corporation of Saskatchewan was a top contributor. Potash Corporation has the world’s largest excess supply of potash, a key ingredient in agricultural fertilizer. Potash-based fertilizer has improved agriculture efficiency and has seen higher demand in the agricultural sector along with increasing demands on the world’s arable land. Additionally, the company benefited from pricing power, as the end user is generally insensitive to increases in potash prices. We exited the position during the first half of the period based on what we saw as a reduced risk/reward profile. The stock subsequently sold down along with other commodities and commodity-related investments over concerns of reduced demand in a slowing economy. Late in the period, we established a new position after we felt the stock had been overly punished.

Stocks That Weighed on Results

Within consumer discretionary, long-time holding Lamar Advertising suffered as a slowing economy and concerns about advertising revenue weighed on the stock. We continue to believe in the stability and predictability of Lamar’s business, outdoor advertising services, and potential for future growth.

2  Janus Aspen Series  December 31, 2008

(unaudited)

Another key detractor was Coventry Health Care, which fell significantly after reporting higher-than-expected medical loss ratios. We added to the position on the stock’s weakness. Telecommunications tower company Crown Castle declined amid the difficult credit market given its leverage profile. We think the company will weather the credit storm and are comfortable with its plans to service its debt, much of which is collateralized by the company’s portfolio of towers. Long term, we are drawn to Crown Castle’s recurring revenue stream and its potential to add capacity with little additional capital investment.

Outlook

The economic environment remains challenged in our view. As financial institutions continue to de-lever in an attempt to protect their scarce remaining equity, the rest of the economy may struggle to find the capital it needs to invest in growth projects. Companies that have debt levels considered prudent in 2007 are now forced to use free cash flow to pay down debt, rather than to invest in high-return growth investments. The deleveraging process is likely to carryover to the consumer as well. The effects of this are likely to continue through the first half of 2009 and perhaps longer. In our opinion, the governmental policy responses have been necessary, but the question as to whether they will prove to be sufficient was an unanswered one at the end of the period.

While oil’s collapse has lessened the pressure on the consumer, unemployment and housing remained large headwinds. It is sometimes hard, during market environments like this, to remain focused on the long term. However, we believe that it is precisely in an environment like this when a focus on the long term provides the best opportunities. Valuations on stocks across many sectors are compelling in our view, even on earnings estimates reflective of a deep and longer-duration recession. Risk aversion has been high with the amount of capital stashed in money markets relative to the capitalization of the U.S. stock market at historically elevated levels. We don’t know how deep or how long this downturn will last, but upon its turn, we think strong companies will emerge even stronger. We seek to own those businesses in anticipation of that emergence.
Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Janus Aspen Mid Cap Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Petrohawk Energy Corp.	1.24%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.80%
EOG Resources, Inc.	0.62%
Gartner Group, Inc.	0.51%
Celgene Corp.	0.41%

5 Bottom Performers – Holdings

Contribution

Lamar Advertising Co. – Class A	-2.22%
Crown Castle International Corp.	-1.70%
Coventry Health Care, Inc.	-1.70%
National Financial Partners Corp.	-1.70%
CommScope, Inc.	-1.43%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equities)	Russell Midcap® Growth Index Weighting

Materials	0.23%	5.56%	4.95%
Utilities	-0.51%	1.24%	3.64%
Consumer Staples	-1.06%	1.95%	4.47%
Energy	-2.28%	8.09%	11.99%
Telecommunication Services	-3.25%	5.88%	2.43%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equities)	Russell Midcap® Growth Index Weighting

Financials	-9.76%	14.50%	6.97%
Consumer Discretionary	-8.29%	13.36%	16.49%
Information Technology	-8.23%	21.20%	19.31%
Industrials	-7.13%	17.06%	17.11%
Health Care	-3.58%	11.17%	12.63%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Iron Mountain, Inc. Commercial Services	3.4%
Celgene Corp. Medical – Biomedical and Genetic	2.6%
Mattel, Inc. Toys	2.4%
Crown Castle International Corp. Wireless Equipment	2.4%
Owens-Illinois, Inc. Containers – Metal and Glass	2.3%

13.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging Markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Mid Cap Growth Portfolio

Institutional Shares	–43.72%	1.14%	–0.42%	6.81%	0.68%

Service Shares	–43.86%	0.89%	–0.71%	6.54%	0.93%

Russell Midcap® Growth Index	–44.32%	–2.33%	–0.19%	5.54%

S&P MidCap 400 Index	–36.23%	–0.08%	4.46%	9.20%

Lipper Quartile – Institutional Shares	2nd	1st	3rd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	57/143	10/118	24/42	3/13

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/31/08)	(12/31/08)	(7/31/08-12/31/08)†

Actual	$1,000.00	$596.10	$2.69

Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/31/08)	(12/31/08)	(7/31/08-12/31/08)†

Actual	$1,000.00	$595.60	$3.69

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Aspen Series  December 31, 2008  7

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 99.7%
Advertising Sales – 1.3%
463,856	Lamar Advertising Co. – Class A*	$5,826,031
Aerospace and Defense – 0.8%
224,080	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	3,632,337
Aerospace and Defense – Equipment – 2.0%
108,975	Alliant Techsystems, Inc.*	9,345,696
Agricultural Chemicals – 1.6%
100,280	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	7,342,502
Agricultural Operations – 0.5%
3,506,880	Chaoda Modern Agriculture Holdings, Ltd.	2,257,604
Airlines – 1.9%
305,428	Ryanair Holdings PLC (ADR)*,**	8,881,846
Apparel Manufacturers – 2.7%
1,199,500	Esprit Holdings, Ltd.	6,837,366
104,235	VF Corp.	5,708,951
		12,546,317
Applications Software – 1.0%
189,410	Citrix Systems, Inc.*	4,464,394
Batteries and Battery Systems – 2.1%
178,710	Energizer Holdings, Inc.*	9,675,359
Casino Hotels – 0.8%
863,621	Crown, Ltd.**	3,614,197
Cellular Telecommunications – 1.4%
246,150	Leap Wireless International, Inc.*	6,618,974
Commercial Services – 3.9%
77,695	CoStar Group, Inc.*	2,559,273
637,598	Iron Mountain, Inc.*	15,767,799
		18,327,072
Commercial Services – Finance – 2.1%
116,530	Equifax, Inc.	3,090,376
115,055	Global Payments, Inc.	3,772,653
102,065	Paychex, Inc.	2,682,268
		9,545,297
Computer Services – 0.6%
80,850	IHS, Inc. – Class A*	3,025,407
Computers – 0.9%
49,783	Apple, Inc.*	4,248,979
Computers – Peripheral Equipment – 0.9%
284,725	Logitech International S.A. (U.S. Shares)*	4,436,016
Consulting Services – 0.7%
190,655	Gartner Group, Inc.*	3,399,379
Containers – Metal and Glass – 4.4%
234,156	Ball Corp.	9,738,548
390,572	Owens-Illinois, Inc.*	10,674,333
		20,412,881
Decision Support Software – 1.5%
383,265	MSCI, Inc.*	6,806,786
Distribution/Wholesale – 1.3%
3,601,860	Li & Fung, Ltd.	6,214,511
Diversified Operations – 1.1%
153,840	Cooper Industries, Ltd. – Class A	4,496,743
9,655,207	Polytec Asset Holdings, Ltd.	625,122
		5,121,865
Electric Products – Miscellaneous – 0.9%
137,480	AMETEK, Inc.	4,153,271
Electronic Components – Semiconductors – 1.1%
423,300	Microsemi Corp.*	5,350,512
Electronic Connectors – 1.7%
335,045	Amphenol Corp. – Class A	8,034,379
Electronic Measuring Instruments – 1.3%
270,769	Trimble Navigation, Ltd.*	5,851,318
Entertainment Software – 0.5%
134,685	Electronic Arts, Inc.*	2,160,347
Fiduciary Banks – 0.9%
83,398	Northern Trust Corp.	4,348,372
Filtration and Separations Products – 0.9%
148,960	Pall Corp.	4,234,933
Finance – Consumer Loans – 0.7%
219,210	Nelnet, Inc. – Class A	3,141,279
Finance – Other Services – 0.9%
19,703	CME Group, Inc.	4,100,391
Independent Power Producer – 1.5%
302,500	NRG Energy, Inc.*	7,057,325
Instruments – Controls – 0.6%
44,285	Mettler-Toledo International, Inc.*	2,984,809
Instruments – Scientific – 1.6%
221,046	Thermo Fisher Scientific, Inc.*	7,531,037
Internet Security – 0.7%
241,745	Symantec Corp.*	3,268,392
Investment Management and Advisory Services – 1.7%
415,880	National Financial Partners Corp.	1,264,275
185,996	T. Rowe Price Group, Inc.	6,591,698
		7,855,973
Machinery – General Industrial – 2.2%
232,790	Roper Industries, Inc.	10,105,414
Machinery – Pumps – 0.9%
182,895	Graco, Inc.	4,340,098
Medical – Biomedical and Genetic – 5.9%
219,746	Celgene Corp.*,**	12,147,558
52,980	Genzyme Corp.*	3,516,283
140,642	Gilead Sciences, Inc.*	7,192,431
76,980	Millipore Corp.*	3,966,010
10,395	Myriad Genetics, Inc.*	688,773
		27,511,055
Medical – Drugs – 0.8%
79,335	Shire PLC (ADR)	3,552,621
Medical – HMO – 1.1%
354,911	Coventry Health Care, Inc.*	5,281,076
Medical Instruments – 0.3%
10,245	Intuitive Surgical, Inc.*	1,301,013
Medical Products – 0.9%
112,235	Covidien, Ltd.	4,067,396

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Metal Processors and Fabricators – 1.2%
95,260	Precision Castparts Corp.	$5,666,065
Oil Companies – Exploration and Production – 3.0%
98,229	EOG Resources, Inc.	6,540,087
293,845	Forest Oil Corp.*	4,845,504
406,953	Sandridge Energy, Inc.*	2,502,761
		13,888,352
Oil Companies – Integrated – 2.0%
171,925	Hess Corp.	9,222,057
Physical Practice Management – 1.1%
158,135	Pediatrix Medical Group, Inc.*	5,012,880
Pipelines – 0.9%
106,194	Kinder Morgan Management LLC*	4,245,636
Power Converters and Power Supply Equipment – 1.0%
158,991	Sunpower Corp. B-Shares*	4,839,686
Real Estate Management/Services – 1.1%
233,090	CB Richard Ellis Group, Inc. – Class A*	1,006,949
155,937	Jones Lang LaSalle, Inc.	4,319,455
		5,326,404
Real Estate Operating/Development – 1.1%
2,397,000	Hang Lung Properties, Ltd.	5,258,184
Reinsurance – 1.9%
2,807	Berkshire Hathaway, Inc. – Class B*	9,021,698
REIT – Diversified – 0.7%
724,752	CapitalSource, Inc.	3,348,354
Retail – Apparel and Shoe – 0.8%
265,020	Nordstrom, Inc.	3,527,416
Retail – Office Supplies – 1.1%
287,095	Staples, Inc.	5,144,742
Retail – Regional Department Stores – 0.8%
97,865	Kohl’s Corp.*	3,542,713
Semiconductor Components/Integrated Circuits – 2.8%
2,959,910	Atmel Corp.*	9,264,519
839,926	Cypress Semiconductor Corp.*	3,754,469
		13,018,988
Semiconductor Equipment – 1.6%
333,010	KLA-Tencor Corp.	7,256,288
Telecommunication Equipment – 1.6%
478,440	CommScope, Inc.*	7,434,958
Telecommunication Services – 4.1%
424,037	Amdocs, Ltd. (U.S. Shares)*	7,755,637
416,990	SAVVIS, Inc.*	2,873,061
1,005,610	Time Warner Telecom, Inc. – Class A*	8,517,517
		19,146,215
Toys – 2.4%
706,896	Mattel, Inc.	11,310,336
Transportation – Railroad – 1.0%
126,100	Canadian National Railway Co. (U.S. Shares)	4,635,436
Transportation – Services – 2.5%
127,990	C.H. Robinson Worldwide, Inc.	7,043,290
132,082	Expeditors International of Washington, Inc.	4,394,368
		11,437,658
Transportation – Truck – 1.8%
163,905	Con-Way, Inc.	4,359,873
108,855	Landstar System, Inc.	4,183,298
		8,543,171
Web Hosting/Design – 2.2%
188,838	Equinix, Inc.*	10,044,293
Wireless Equipment – 2.4%
626,830	Crown Castle International Corp.*	11,019,671

Total Common Stock (cost $607,752,932)		463,865,662

Repurchase Agreement – 1.2%
$5,460,000	RBC Capital Markets, 0.12% dated 12/31/08, maturing 1/2/09 to be repurchased at $5,460,036 collateralized by $5,922,995 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $5,569,200 (cost $5,460,000)	5,460,000

Money Market – 0%
31,000	Janus Cash Liquidity Fund LLC, 0% (cost $31,000)	31,000

Total Investments (total cost $613,243,932) – 100.9%		469,356,662

Liabilities, net of Cash, Receivables, and Other Assets – (0.9)%		(4,163,767)

Net Assets – 100%		$465,192,895

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,614,197	0.8%
Bermuda	21,616,016	4.6%
Brazil	3,632,337	0.8%
Canada	11,977,938	2.6%
Cayman Islands	2,882,726	0.6%
Guernsey	7,755,637	1.6%
Hong Kong	5,258,184	1.1%
Ireland	8,881,846	1.9%
Switzerland	4,436,016	0.9%
United Kingdom	3,552,621	0.8%
United States††	395,749,144	84.3%

Total	$469,356,662	100.0%

††	Includes Short-Term Securities and Other Securities (83.2% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold
and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 1/29/09	2,665,000	$1,851,753	$(94,852)
Australian Dollar 2/6/09	1,400,000	971,864	(22,243)
Euro 1/23/09	5,781,387	8,028,370	(673,145)

Total		$10,851,987	$(790,240)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Assets and Liabilities

Janus Aspen
Mid Cap
As of December 31, 2008	Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$613,244
Unaffiliated investments at value	$469,326
Affiliated money market investments	$31
Cash	155
Receivables:
Investments sold	1,026
Portfolio shares sold	125
Dividends	171
Interest	–
Non-interested Trustees’ deferred compensation	15
Other assets	4
Total Assets	470,853
Liabilities:
Payables:
Investments purchased	744
Portfolio shares repurchased	3,777
Advisory fees	240
Transfer agent fees and expenses	1
Distribution fees – Service Shares	38
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	55
Forward currency contracts	790
Total Liabilities	5,660
Net Assets	$465,193
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$856,705
Undistributed net investment income/(loss)*	241
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(247,076)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(144,677)
Total Net Assets	$465,193
Net Assets – Institutional Shares	$279,088
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,127
Net Asset Value Per Share	$21.26
Net Assets – Service Shares	$186,105
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,992
Net Asset Value Per Share	$20.70

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Mid Cap
For the fiscal year ended December 31, 2008	Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$5
Securities lending income	413
Dividends	6,858
Dividends from affiliates	354
Foreign tax withheld	(141)
Total Investment Income	7,489
Expenses:
Advisory fees	4,819
Transfer agent fees and expenses	6
Non-interested Trustees’ fees and expenses	17
Audit fees	33
Distribution fees – Service Shares	752
Other expenses	187
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	5,814
Expense and Fee Offset	(2)
Net Expenses	5,812
Net Investment Income/(Loss)	1,677
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	57,135
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(446,761)
Net Gain/(Loss) on Investments	(389,626)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(387,949)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
	Mid
	Cap
	Growth
For the years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$1,677	$1,505
Net realized gain/(loss) from investment and foreign currency transactions	57,135	116,938
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(446,761)	47,896
Net Increase/(Decrease) in Net Assets Resulting from Operations	(387,949)	166,339
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,113)	(1,171)
Service Shares	(189)	(217)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(26,158)	(2,903)
Service Shares	(17,656)	(1,652)
Net Decrease from Dividends and Distributions	(45,116)	(5,943)
Capital Share Transactions:
Shares sold
Institutional Shares	45,996	56,218
Service Shares	82,855	122,089
Reinvested dividends and distributions
Institutional Shares	27,271	4,074
Service Shares	16,957	1,867
Shares repurchased
Institutional Shares	(101,908)	(122,331)
Service Shares	(107,899)	(64,984)
Net Increase/(Decrease) from Capital Share Transactions	(36,728)	(3,067)
Net Increase/(Decrease) in Net Assets	(469,793)	157,329
Net Assets:
Beginning of period	934,986	777,657
End of period	$465,193	$934,986

Undistributed net investment income/(loss)*	$241	$(268)

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Mid Cap Growth Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$39.96	$32.97	$29.02	$25.84	$21.40
Income from Investment Operations:
Net investment income/(loss)	.13	.12	.03	.08	.02
Net gain/(loss) on investments (both realized and unrealized)	(16.82)	7.15	3.92	3.10	4.42
Total from Investment Operations	(16.69)	7.27	3.95	3.18	4.44
Less Distributions:
Dividends (from net investment income)*	(.08)	(.08)	–	–	–
Distributions (from capital gains)*	(1.93)	(.20)	–	–	–
Total Distributions	(2.01)	(.28)	–	–	–
Net Asset Value, End of Period	$21.26	$39.96	$32.97	$29.02	$25.84
Total Return	(43.75)%	22.10%	13.61%	12.31%	20.75%
Net Assets, End of Period (in thousands)	$279,088	$565,996	$523,173	$532,085	$1,205,813
Average Net Assets for the Period (in thousands)	$453,662	$550,938	$525,467	$706,963	$1,579,383
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.67%	0.68%	0.69%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets(2)	0.67%	0.68%	0.69%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.32%	0.27%	(0.03)%	(0.01)%	(0.05)%
Portfolio Turnover Rate	60%	45%	41%	32%	25%

Service Shares

For a share outstanding during	Janus Aspen Mid Cap Growth Portfolio
each fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$38.97	$32.19	$28.41	$25.36	$21.05
Income from Investment Operations:
Net investment income/(loss)	.02	.04	(.09)	(.05)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(16.34)	6.96	3.87	3.10	4.36
Total from Investment Operations	(16.32)	7.00	3.78	3.05	4.31
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	(1.93)	(.20)	–	–	–
Total Distributions	(1.95)	(.22)	–	–	–
Net Asset Value, End of Period	$20.70	$38.97	$32.19	$28.41	$25.36
Total Return	(43.88)%	21.80%	13.31%	12.03%	20.48%
Net Assets, End of Period (in thousands)	$186,105	$368,990	$254,484	$256,225	$240,418
Average Net Assets for the Period (in thousands)	$300,898	$300,362	$253,611	$244,487	$211,792
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.92%	0.93%	0.94%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets(2)	0.92%	0.93%	0.94%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.07%	0.01%	(0.28)%	(0.23)%	(0.28)%
Portfolio Turnover Rate	60%	45%	41%	32%	25%

*	See Note 3 in Notes to Financial Statements.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2008, 2007, 2006, 2005 and 2004.
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Mid Cap Growth Portfolio	$418,555,858	$50,800,804	$–

Other Financial Instruments(a):
Janus Aspen Mid Cap Growth Portfolio	–	(790,240)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Mid Cap Growth Portfolio	$17,471,243

14  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Mid Cap Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Portfolio to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables were written off from “Investments sold” and “Investments purchased,” respectively on the Statements of Assets and Liabilities. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest

16  Janus Aspen Series  December 31, 2008

rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

18  Janus Aspen Series  December 31, 2008

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation

20  Janus Aspen Series  December 31, 2008

Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Mid Cap Growth Portfolio
Janus Cash Liquidity Fund LLC	$31,000	$–	$–	$31,000
Janus Institutional Cash Management Fund - Institutional Shares	68,563,556	84,161,402	273,551	–
Janus Institutional Money Market Fund - Institutional Shares	110,243,370	110,243,370	80,756	–

	$178,837,926	$194,404,772	$354,307	$31,000

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Mid Cap Growth Portfolio(1)	$275,690	$–	$(213,588,278)	$(31,903,112)	$(10,115)	$(146,285,691)

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses

Janus Aspen Mid Cap Growth Portfolio(1)	$(136,332,562)	$(53,089,575)	$(24,166,141)	$(213,588,278)

(1)	Capital loss carryover is subject to annual limitations.

22  Janus Aspen Series  December 31, 2008

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Mid Cap Growth Portfolio	$90,006,088

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Mid Cap Growth Portfolio	$615,642,353	$75,038,795	$(221,324,486)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Mid Cap Growth Portfolio	$1,302,371	$43,814,507	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Mid Cap Growth Portfolio	$1,387,888	$4,554,706	$–	$–

4.	Capital Share Transactions

	Janus Aspen
	Mid Cap Growth
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,323	1,523
Reinvested dividends and distributions	773	109
Shares repurchased	(3,133)	(3,335)
Net Increase/(Decrease) in Portfolio Shares	(1,037)	(1,703)
Shares Outstanding, Beginning of Period	14,164	15,867
Shares Outstanding, End of Period	13,127	14,164
Transactions in Portfolio Shares – Service Shares
Shares sold	2,525	3,322
Reinvested dividends and distributions	490	52
Shares repurchased	(3,492)	(1,810)

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

	Janus Aspen
	Mid Cap Growth
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Net Increase/(Decrease) in Portfolio Shares	(477)	1,564
Shares Outstanding, Beginning of Period	9,469	7,905
Shares Outstanding, End of Period	8,992	9,469

5.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Mid Cap Growth Portfolio	$453,543,524	$496,861,107	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as

24  Janus Aspen Series  December 31, 2008

“unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

26  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

28  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

30  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  December 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen Mid Cap Growth Portfolio	$43,814,507

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Mid Cap Growth Portfolio	100%

Janus Aspen Series  December 31, 2008  33

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

34  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Brian Demain 151 Detroit Streeet Denver, CO 80206 DOB 1977	Executive Vice President and Portfolio Manager Janus Aspen Mid Cap Growth Portfolio	11/07-Present	Vice President of Janus Capital. Formerly, Assistant Portfolio Manager (2004-2007) for Mid Cap Growth Portfolio and Analyst (1999-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-702 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Money Market Portfolio

Look Inside. . .
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Schedule of Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Schedule of Investments	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	15
Additional Information	16
Explanations of Charts, Tables and Financial Statements	19
Trustees and Officers	21

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has agreed to waive one-half of its advisory fee for the Portfolio. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the example reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Money Market Portfolio (unaudited)

Craig Jacobson
co-portfolio manager
Eric Thorderson
co-portfolio manager

Average Annual Total Return
For the Periods Ended December 31, 2008

Institutional Shares
1 Year	1.97%
5 Year	3.10%
10 Year	3.34%
Since Inception*	3.84%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	0.64%
Without Reimbursement	-0.28%

Expense Ratios
For the Fiscal Year ended December 31, 2007

Institutional Shares
Total Annual Fund Operating Expenses	0.97%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Janus Capital Management LLC has agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses) to the extent the Portfolio’s Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns and yields shown include fee waivers, if any, and without such waivers, yields and returns would have been lower.

The Portfolio’s expense ratio shown was determined based on average assets as of the fiscal year ended December 31, 2007. Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Portfolio than the return.

See Notes to Schedule of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

*The Portfolio’s inception date – May 1, 1995

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$1,006.80	$2.52

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54

†	Expenses are equal to the annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of voluntary waivers by Janus Capital.

2  Janus Aspen Series  December 31, 2008

Janus Aspen Money Market Portfolio

Schedule of Investments

As of December 31, 2008

Principal Amount		Value

Commercial Paper – 28.7%
$1,000,000	Atlantic Asset Securitization LLC 0.3000%, 1/21/09 (Section 4(2))	$999,833
1,000,000	Bryant Park Funding LLC 1.5000%, 1/21/09 (Section 4(2))	999,165
1,000,000	Manhattan Asset Funding Company LLC 2.7500%, 1/14/09 (Section 4(2))	999,004
1,000,000	Nieuw Amsterdam Receivables Corp. 3.0000%, 1/30/09 (Section 4(2))	997,576
1,000,000	Three Pillars Funding LLC 2.2500%, 1/12/09 (Section 4(2))	999,310
1,000,000	Victory Receivables Corp. 1.6000%, 1/12/09 (Section 4(2))	999,893

Total Commercial Paper (amortized cost $5,994,781)		5,994,781

Repurchase Agreements – 36.3%
5,200,000	Bank of America Securities LLC, 0.0800% dated 12/31/08, maturing 1/2/09 to be repurchased at $5,200,023 collateralized by $5,437,528 in U.S. Government Agencies 0% – 37.7925%, 10/15/21 – 9/20/37 with a value of $5,304,000	5,200,000
2,400,000	JPMorgan Securities, Inc., 0.5000% dated 12/31/08, maturing 1/2/09 to be repurchased at $2,400,007 collateralized by $12,550,960 in U.S. Government Agencies 0% – 7.0000%, 2/1/24 – 5/1/37 with a value of $2,448,008	2,400,000

Total Repurchase Agreements (amortized cost $7,600,000)		7,600,000

Taxable Variable Rate Demand Notes – 8.0%
200,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 1.3000%, 3/15/33	200,000
200,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 1.3000%, 7/15/33	200,000
400,000	Arapahoe County, Colorado, Industrial Development Revenue (Cottrell), Series B, 0.8200%, 10/1/19	400,000
400,000	California Infrastructure and Economic Development, 1.4000%, 7/1/33	400,000
225,000	California Statewide Communities Development Authority, 1.3000%, 3/15/33	225,000
250,000	Sacramento, California Redevelopment Agency, 1.3000%, 1/15/36	250,000

Total Taxable Variable Rate Demand Notes (amortized cost $1,675,000)		1,675,000

U.S. Government Agency Notes – 26.9%
2,000,000	Federal Home Loan Bank System 1.4500%, 5/5/09	1,990,000
1,000,000	Federal Home Loan Bank System 2.6000%, 4/14/09	992,511
664,000	Federal Home Loan Discount Note 2.6540%, 6/9/09	656,164
2,000,000	Freddie Mac, 1.1500%, 4/15/09	1,993,350

Total U.S. Government Agency Notes (amortized cost $5,632,025)		5,632,025

Total Investments (total amortized cost $20,901,806) – 99.9%		20,901,806

Cash, Receivables and Other Assets net of Liabilities – 0.1%		23,198

Net Assets – 100%		$20,925,004

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  3

Statement of Assets and Liabilities

Janus Aspen
Money
As of December 31, 2008	Market
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at amortized cost	$13,302
Repurchase agreement	$7,600
Cash	39
Receivables:
Interest	4
Prepaid money market insurance program	3
Non-interested Trustees’ deferred compensation	1
Due from Advisor	24
Other assets	–
Total Assets	20,973
Liabilities:
Payables:
Portfolio shares repurchased	–
Dividends and distributions	2
Advisory fees	4
Printing expenses	4
Audit fees	15
Transfer agent fees and expenses	1
Custody fees	3
Registration fees	5
System fees	4
Legal fees	3
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	5
Total Liabilities	48
Net Assets	$20,925
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$20,917
Undistributed net investment income/(loss)*	5
Undistributed net realized gain/(loss) from investments*	3
Unrealized appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–
Total Net Assets	$20,925
Net Assets – Institutional Shares	$20,925
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,917
Net Asset Value Per Share	$1.00

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

4  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Money
For the fiscal year ended December 31, 2008	Market
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$499
Total Investment Income	499
Expenses:
Advisory fees	51
Transfer agent fees and expenses	4
Registration fees	19
Custodian fees	11
Printing expenses	23
Audit fees	26
System fees	27
Non-interested Trustees’ fees and expenses	5
Money market insurance program expense	2
Other expenses	14
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	182
Expense and Fee Offset	–
Net Expenses	182
Less: Excess Expense Reimbursement	(80)
Net Expenses after Expense Reimbursement	102
Net Investment Income/(Loss)	397
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	3
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–
Net Gain/(Loss) on Investments	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	$400

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  5

Statements of Changes in Net Assets

	Janus Aspen
	Money
	Market
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$397	$736
Net realized gain/(loss) from investment transactions	3	4
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	400	740
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(392)	(736)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(4)	–
Net Decrease from Dividends and Distributions	(396)	(736)
Capital Share Transactions:
Shares sold
Institutional Shares	14,081	18,365
Reinvested dividends and distributions
Institutional Shares	396	736
Shares repurchased
Institutional Shares	(10,286)	(14,831)
Net Increase/(Decrease) from Capital Share Transactions	4,191	4,270
Net Increase/(Decrease) in Net Assets	4,195	4,274
Net Assets:
Beginning of period	16,730	12,456
End of period	$20,925	$16,730

Undistributed net investment income/(loss)*	$5	$–

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

6  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Money Market Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.05	.03	.01
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.02	.05	.05	.03	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.05)	(.03)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.05)	(.03)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.97%	4.87%	4.73%	2.94%	1.09%
Net Assets, End of Period (in thousands)	$20,925	$16,730	$12,456	$10,360	$12,138
Average Net Assets for the Period (in thousands)	$20,542	$15,501	$12,305	$12,086	$14,396
Ratio of Gross Expenses to Average Net Assets(1)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Expenses to Average Net Assets(1)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.93%	4.75%	4.65%	2.87%	1.04%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  7

Notes to Schedule of Investments

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary as of December 31, 2008

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Money Market Portfolio	$–	$20,901,806	$–

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2008.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Money Market Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities’ fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

Janus Aspen Series  December 31, 2008  9

Notes to Financial Statements (continued)

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements and debt securities. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

10  Janus Aspen Series  December 31, 2008

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

Temporary Money Market Fund Guaranty Program
The United States Department of the Treasury (the “Treasury Department”), through the Exchange Stabilization Fund (“ESF”), has established a Temporary Guarantee Program for money market mutual funds (the “Program”). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Janus Aspen Money Market Portfolio, in the Program. Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions.

The cost to the Portfolio of participating in the Program is borne by all shareholders of the Portfolio, including subsequent shareholders who are not protected by the Program. That cost will likely reduce the yield on the Portfolio. The cost of participating in the Program is 0.025% (0.01% for the term ended December 19, 2008 and 0.015% for the term ended April 30, 2009) of the net assets of the Portfolio as of September 19, 2008 and is not reflected in the fee table of the Portfolio’s current prospectus.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the extent the Portfolio’s Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no

Janus Aspen Series  December 31, 2008  11

Notes to Financial Statements (continued)

compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Money Market Portfolio	$395,541	$–	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Money Market Portfolio	$735,908	$–	$–	$–

12  Janus Aspen Series  December 31, 2008

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Money Market Portfolio	0.89%	0.97%	1.34%	0.86%	0.98%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	14,081	18,365
Reinvested dividends and distributions	396	736
Shares repurchased	(10,285)	(14,831)
Net Increase/(Decrease) in Portfolio Shares	4,192	4,270
Shares Outstanding, Beginning of Period	16,726	12,456
Shares Outstanding, End of Period	20,917	16,726

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and

Janus Aspen Series  December 31, 2008  13

Notes to Financial Statements (continued)

Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

14  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Money Market Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  15

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

16  Janus Aspen Series  December 31, 2008

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

Janus Aspen Series  December 31, 2008  17

Additional Information (unaudited) (continued)

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

18  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses and gains and losses on securities.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice

Janus Aspen Series  December 31, 2008  19

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

20  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  21

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

22  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Aspen Money Market Portfolio	4/07-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Money Market Portfolio	2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  23

Notes

24  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  25

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-708 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Explanations of Charts, Tables and Financial Statements	33
Designation Requirements	36
Trustees and Officers	37
Shareholder Meeting	40

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by Perkins
Investment Management LLC

Performance Overview

During the 12 months ended December 31, 2008, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -27.77% and -27.90%, respectively, outperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned -38.44%.

The fall months witnessed the full flowering of an historic challenge to the U.S. and global financial systems. The subprime mortgage problem that became fully apparent early last year was the first chink in the pyramid of leverage that has been built over the past decades. The last two quarters saw the impact of the interconnection and lack of transparency and liquidity on major financial institutions.

As has been the case throughout this market’s downturn, our standard investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations assuming relatively low expectations has allowed our portfolio to hold up better than the indexes. We believe that in an uncertain financial environment it is likely that stocks with these characteristics will suffer less downside risk. Our stocks may or may not fully participate in a short-term market rally, but we believe by doing fairly well in the downturn the likelihood is they will outperform over the full cycle. We are focused on the long term and the favorable impact that somewhat containing losses has on compounding returns for the Portfolio.

Stock selection contributed to relative performance in all but two sectors, healthcare and utilities. Our most significant relative contributors were our holdings in consumer discretionary, information technology and industrials. Our stocks in these sectors declined less than those in the index. Our overweight in the energy sector was the largest detractor.

Holdings That Contributed to Performance

Two of the largest individual stock contributors in the past 12 months were Foundry Networks and Barr Pharmaceuticals, both of which received takeover bids from strategic corporate buyers. In each year other than 2002, merger and acquisition activity has had a positive impact on the Portfolio. While private equity activity is likely to decline from the record levels seen in recent years, we believe that strategic and/or foreign buyers could step in. This buyout activity is reinforcement of our belief that our long-standing investment process has been successful in identifying strong, attractively valued franchises.

In the materials sector, gold producer Goldcorp gained due to strength in gold prices. We reduced our positions in Goldcorp on strong performance, as we believed the risk/reward profile became less favorable. Southwestern Energy, an exploration and development company focused on natural gas production, rose due to high energy prices during the first half of the year. We captured our gains and exited the position.

Holdings That Detracted from Performance

While some of our best-performing stocks during the 12-month period came from the financial sector and our stock selection was better than that of the index, the group had our two worst stocks, AllianceBernstein Holding and Protective Life. AllianceBernstein has suffered along with other money managers, as assets under management have declined due to weak markets and fund outflows. We believe AllianceBernstein and the group in general has less than average balance sheet issues and should resume growth as markets improve. Thus, we remained overweighted and added to AllianceBernstein and the asset management subgroup. Protective Life declined due to investors concerns over its investment portfolio and the potential need to raise more capital. We were thus premature in modestly adding to our position on weakness related to American International Group’s (AIG) struggles in the third quarter.

As oil prices fell from a peak of $147 per barrel to recent levels in the $40s, the energy sector was the second worst performing for the period. Although our stock selection spared us the full extent of the decline, some of our energy holdings, such as Frontier Oil (a new position), were among our largest detractors. We believe that the long-term supply/demand will support higher prices for the commodity, so we remained overweighted the sector relative to the index.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Market Outlook

The current market and economic downturns are likely to be deeper and more extended than historical averages. Additionally, the international interconnectedness of the system and lack of transparency has compounded the

2  Janus Aspen Series  December 31, 2008

(unaudited)

problem, in our view. The steps taken by U.S. and foreign monetary and governmental authorities have been unprecedented and aggressive. However, they have been belated and not well organized, in our opinion. While we believe they have begun to have some positive impact, it is too early to tell whether they will be sufficient to stabilize markets and the economies. In the meantime, the recession which started in December 2007, now is likely to extend at least through the first half of 2009, in our view.

In the past, balance sheet induced downturns (as opposed to mere inventory corrections such as has been the recent experience) have been more protracted, lasting on average about two years. U.S. stocks have responded dramatically to the downturn. This year’s general market decline in the area of 30% to 40% (depending upon the respective index) has been the worst since the 1930s. Unfortunately, with the outlook for the economy being problematic, it is difficult to forecast corporate earnings, and therefore valuations.

While valuations probably have reverted to a long-term mean, as we have said before, they might overshoot to the downside. On the slight chance that the economy goes into an extended free fall, we believe stocks could still suffer significant declines. Thus, for at least the next several months, we believe the market could have as much risk as reward. Volatility will probably remain high and periodic rallies such as the recent 20% rise from the November lows are likely. At the end of December, investors’ cash levels were the highest since 1990 (although not as high as 1974) and short-term treasury rates were virtually zero. Confidence was at an extremely low level and it is likely to be restrained for some time as it has suffered longer term damage by incidents such as the Madoff scandal.

In this environment we will continue to implement our traditional balance sheet, free cash flow and valuation philosophy. This approach has served us well in varying markets over the past forty years. While we see good long term value in many equities, we are maintaining above average opportunistic cash levels in recognition of the historically uncertain world wide conditions.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	0.30%
Barr Pharmaceuticals, Inc.	0.28%
Foundry Networks, Inc.	0.28%
Hunt J.B. Transport Services, Inc.	0.24%
Southwestern Energy Co.	0.20%

5 Bottom Performers – Holdings

Contribution

AllianceBernstein Holding L.P.	-1.54%
Protective Life Corp.	-1.12%
Invesco, Ltd. (U.S. Shares)	-0.87%
Frontier Oil Corp.	-0.78%
Alcoa, Inc.	-0.68%

5 Top Performers – Sectors

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	-0.64%	1.46%	1.68%
Consumer Staples	-0.84%	5.98%	7.90%
Utilities	-1.37%	5.03%	14.10%
Materials	-2.59%	6.82%	6.88%
Industrials	-2.73%	12.31%	8.99%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	-8.58%	23.13%	29.83%
Energy	-6.86%	13.62%	7.68%
Information Technology	-3.79%	9.81%	6.51%
Consumer Discretionary	-3.23%	9.81%	12.73%
Health Care	-2.92%	12.04%	3.69%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Allstate Corp. Multi-Line Insurance	1.7%
Invesco, Ltd. (U.S. Shares) Investment Management and Advisory Services	1.6%
Lubrizol Corp. Chemicals – Specialty	1.5%
URS Corp. Engineering – Research and Development Services	1.4%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.4%

7.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008				Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio

Institutional Shares	–27.77%	3.19%	8.46%#	0.93%	0.93%(a)

Service Shares	–27.90%	2.87%	7.79%*	1.27%	1.27%(b)

Russell Midcap® Value Index	–38.44%	0.33%	5.81%**

Lipper Quartile – Institutional Shares	1st	1st	1st

Lipper Quartile – Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	2/83	2/62	2/61

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the prospectus and Statement of Additional Information.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of December 31, 2008, Janus Aspen Mid Cap Value Portfolio changed names and is now Janus Aspen Perkins Mid Cap Value Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002

#	Institutional Shares inception date – May 1, 2003

**	The Russell Midcap Value® Index’s since inception returns are calculated from December 31, 2002.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$753.50	$5.86

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$752.80	$7.49

Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62

†	Expenses are equal to the annualized expense ratio of 1.33% for Institutional Shares and 1.70% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  December 31, 2008  7

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 90.1%
Advertising Agencies – 0.4%
11,200	Omnicom Group, Inc.	$301,504
Aerospace and Defense – 0.7%
12,500	Rockwell Collins, Inc.	488,625
Agricultural Chemicals – 0.1%
2,700	Mosaic Co.	93,420
Applications Software – 0.4%
13,000	Intuit, Inc.*	309,270
Automotive – Truck Parts and Equipment – Original – 0.3%
11,000	Borg-Warner Automotive, Inc.	239,470
Beverages – Non-Alcoholic – 0.3%
4,300	PepsiCo, Inc.	235,511
Brewery – 1.2%
16,700	Molson Coors Brewing Co. – Class B	816,964
Building – Residential and Commercial – 0.8%
15,400	Centex Corp.	163,856
7,800	KB Home	106,236
29,100	Pulte Homes, Inc.	318,063
		588,155
Building Products – Cement and Aggregate – 0.4%
8,000	Texas Industries, Inc.	276,000
Cable Television – 0.3%
12,500	Comcast Corp. – Class A	211,000
Chemicals – Specialty – 1.5%
30,000	Lubrizol Corp.	1,091,700
Coal – 0.4%
18,600	Arch Coal, Inc.	302,994
Commercial Banks – 1.6%
12,000	BB&T Corp.	329,520
6,000	City National Corp.	292,200
62,800	Synovus Financial Corp.	521,240
		1,142,960
Computer Aided Design – 0.4%
15,000	Autodesk, Inc.*	294,750
Computer Services – 0.3%
14,300	SRA International, Inc.*	246,675
Computers – Integrated Systems – 1.7%
15,900	Diebold, Inc.	446,631
51,600	NCR Corp.*	729,624
		1,176,255
Consumer Products – Miscellaneous – 0.6%
8,500	Kimberly-Clark Corp.	448,290
Containers – Metal and Glass – 1.0%
17,400	Ball Corp.	723,666
Cosmetics and Toiletries – 0.3%
3,500	Procter & Gamble Co.	216,370
Data Processing and Management – 0.2%
4,800	Fiserv, Inc.*	174,576
Diagnostic Equipment – 0.4%
6,000	Gen-Probe, Inc.*	257,040
Distribution/Wholesale – 0.8%
30,000	Tech Data Corp.*	535,200
Diversified Operations – 1.5%
4,700	Illinois Tool Works, Inc.	164,735
40,000	Tyco International, Ltd.	864,000
		1,028,735
Drug Delivery Systems – 0.8%
20,000	Hospira, Inc.*	536,400
E-Commerce/Services – 0.9%
25,000	eBay, Inc.*	349,000
19,250	IAC/InterActiveCorp*	302,803
		651,803
Electric – Integrated – 2.7%
13,800	DPL, Inc.	315,192
6,800	FPL Group, Inc.	342,244
21,100	PPL Corp.	647,559
21,600	Public Service Enterprise Group, Inc.	630,072
		1,935,067
Electric Products – Miscellaneous – 0.9%
18,200	Emerson Electric Co.	666,302
Electronic Components – Miscellaneous – 0.2%
48,900	Vishay Intertechnology, Inc.*	167,238
Electronic Connectors – 1.4%
40,500	Thomas & Betts Corp.*	968,355
Electronic Measuring Instruments – 0.4%
17,500	Agilent Technologies, Inc.*	273,525
Electronic Parts Distributors – 0.3%
13,200	Avnet, Inc.*	240,372
Engineering – Research and Development Services – 2.4%
6,400	Jacobs Engineering Group, Inc.*	307,840
42,500	McDermott International, Inc. (U.S. Shares)*	419,900
24,400	URS Corp.*	994,788
		1,722,528
Finance – Investment Bankers/Brokers – 0.7%
29,000	Raymond James Financial, Inc.	496,770
Food – Diversified – 0.8%
12,400	Kellogg Co.	543,740
Food – Miscellaneous/Diversified – 1.1%
12,900	Kraft Foods, Inc. – Class A	346,365
19,100	Unilever PLC (ADR)	439,682
		786,047
Forestry – 0.4%
10,100	Weyerhaeuser Co.	309,161
Gas – Distribution – 0.2%
13,300	Southern Union Co.	173,432
Gold Mining – 1.0%
22,200	Goldcorp, Inc. (U.S. Shares)	699,966
Hotels and Motels – 0.8%
18,000	Marriott International, Inc. – Class A	350,100
11,000	Starwood Hotels & Resorts Worldwide, Inc.	196,900
		547,000
Human Resources – 1.2%
8,800	Manpower, Inc.	299,112
26,400	Robert Half International, Inc.	549,648
		848,760

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Industrial Gases – 0.9%
12,500	Air Products and Chemicals, Inc.	$628,375
Instruments – Scientific – 2.6%
25,200	PerkinElmer, Inc.	350,532
26,000	Thermo Fisher Scientific, Inc.*	885,820
17,000	Varian, Inc.*	569,670
		1,806,022
Insurance Brokers – 1.0%
32,500	Brown & Brown, Inc.	679,250
Internet Infrastructure Equipment – 0.3%
10,300	Avocent Corp.*	184,473
Internet Telephony – 0.6%
19,500	j2 Global Communications, Inc.*	390,780
Investment Management and Advisory Services – 3.4%
35,000	AllianceBernstein Holding L.P.	727,650
8,500	Franklin Resources, Inc.	542,130
80,000	Invesco, Ltd. (U.S. Shares)	1,155,200
		2,424,980
Life and Health Insurance – 2.5%
16,000	AFLAC, Inc.	733,440
25,700	Lincoln National Corp.	484,188
40,000	Protective Life Corp.	574,000
		1,791,628
Machinery – Farm – 1.4%
25,000	Deere & Co.	958,000
Medical – Biomedical and Genetic – 0.6%
10,000	Charles River Laboratories International, Inc.*	262,000
5,951	Invitrogen Corp.*	138,718
		400,718
Medical – Drugs – 2.5%
13,500	Endo Pharmaceuticals Holdings, Inc.*	349,380
25,000	Forest Laboratories, Inc.*	636,750
21,400	Wyeth	802,714
		1,788,844
Medical – HMO – 0.5%
12,700	Coventry Health Care, Inc.*	188,976
17,500	Health Net, Inc.*	190,575
		379,551
Medical – Wholesale Drug Distributors – 1.4%
28,000	Cardinal Health, Inc.	965,160
Medical Instruments – 0.5%
10,000	St. Jude Medical, Inc.*	329,600
Medical Labs and Testing Services – 1.9%
12,000	Covance, Inc.*	552,360
12,500	Laboratory Corporation of America Holdings*	805,125
		1,357,485
Medical Products – 1.3%
7,500	Covidien, Ltd.	271,800
15,300	Zimmer Holdings, Inc.*	618,426
		890,226
Metal – Aluminum – 0.7%
42,800	Alcoa, Inc.	481,928
Metal – Diversified – 0.2%
5,400	Freeport-McMoRan Copper & Gold, Inc. – Class B	131,976
Metal Processors and Fabricators – 0.7%
15,000	Kaydon Corp.	515,250
Motorcycle and Motor Scooter Manufacturing – 0.3%
12,000	Harley-Davidson, Inc.	203,640
Multi-Line Insurance – 2.9%
37,000	Allstate Corp.	1,212,120
70,000	Old Republic International Corp.	834,400
		2,046,520
Multimedia – 0.6%
5,200	McGraw-Hill Companies, Inc.	120,588
15,800	Viacom, Inc. – Class B*	301,148
		421,736
Networking Products – 0.3%
16,100	Polycom, Inc.*	217,511
Non-Hazardous Waste Disposal – 0.5%
15,100	Republic Services, Inc.	374,329
Office Automation and Equipment – 0.2%
5,000	Pitney Bowes, Inc.	127,400
Oil – Field Services – 0.6%
5,000	Schlumberger, Ltd. (U.S. Shares)	211,650
4,561	Transocean, Inc.*	215,507
		427,157
Oil and Gas Drilling – 0.2%
6,500	Noble Corp.	143,390
Oil Companies – Exploration and Production – 3.8%
18,600	Anadarko Petroleum Corp.	717,030
18,000	Cabot Oil & Gas Corp.	468,000
4,200	Devon Energy Corp.	275,982
25,200	Forest Oil Corp.*	415,548
7,400	Newfield Exploration Co.*	146,150
11,618	Noble Energy, Inc.	571,838
17,300	Sandridge Energy, Inc.*	106,395
		2,700,943
Oil Companies – Integrated – 1.8%
11,000	Hess Corp.	590,040
25,000	Marathon Oil Corp.	684,000
		1,274,040
Oil Field Machinery and Equipment – 0.9%
25,000	National-Oilwell Varco, Inc.*	611,000
Oil Refining and Marketing – 0.6%
20,100	Frontier Oil Corp.	253,863
6,400	Valero Energy Corp.	138,496
		392,359
Paper and Related Products – 1.3%
12,100	Potlatch Corp.	314,721
15,000	Rayonier, Inc.	470,250
32,300	Temple-Inland, Inc.	155,040
		940,011

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Pipelines – 2.5%
15,800	Equitable Resources, Inc.	$530,090
7,500	Kinder Morgan Energy Partners L.P.	343,125
26,000	Plains All American Pipeline L.P.	901,940
		1,775,155
Property and Casualty Insurance – 0.8%
12,500	Mercury General Corp.	574,875
Reinsurance – 1.9%
307	Berkshire Hathaway, Inc. – Class B*	986,698
4,500	Everest Re Group, Ltd.	342,630
		1,329,328
REIT – Apartments – 0.8%
3,000	Avalonbay Communities, Inc.	181,740
11,700	Equity Residential	348,894
		530,634
REIT – Mortgage – 0.4%
17,800	Redwood Trust, Inc.	265,398
REIT – Office Property – 0.6%
4,800	Boston Properties, Inc.	264,000
6,100	SL Green Realty Corp.	157,990
		421,990
REIT – Regional Malls – 0.3%
8,900	Taubman Centers, Inc.	226,594
REIT – Warehouse/Industr – 0.5%
15,000	AMB Property Corp.	351,300
Retail – Apparel and Shoe – 1.1%
50,000	American Eagle Outfitters, Inc.	468,000
22,300	Men’s Wearhouse, Inc.	301,942
		769,942
Retail – Auto Parts – 1.0%
22,000	Advance Auto Parts, Inc.	740,300
Retail – Discount – 0.5%
18,000	TJX Companies, Inc.	370,260
Retail – Drug Store – 1.3%
14,010	CVS/Caremark Corp.	402,647
20,200	Walgreen Co.	498,334
		900,981
Retail – Regional Department Stores – 0.6%
7,500	Kohl’s Corp.*	271,500
18,300	Macy’s, Inc.	189,405
		460,905
Retail – Restaurants – 0.5%
12,000	Darden Restaurants, Inc.	338,160
Savings/Loan/Thrifts – 1.2%
46,300	People’s United Financial, Inc.	825,529
Semiconductor Components/Integrated Circuits – 0.6%
23,100	Analog Devices, Inc.	439,362
Semiconductor Equipment – 0.7%
48,000	Applied Materials, Inc.	486,240
Super-Regional Banks – 1.3%
8,900	PNC Bank Corp.	436,100
17,400	SunTrust Banks, Inc.	513,996
		950,096
Telecommunication Equipment – 0.4%
6,800	Harris Corp.	258,740
Telecommunication Services – 0.8%
14,900	Embarq Corp.	535,804
Telephone – Integrated – 0.4%
9,800	CenturyTel, Inc.	267,834
Tools – Hand Held – 0.4%
7,300	Stanley Works	248,930
Transportation – Railroad – 1.4%
36,000	Kansas City Southern*	685,800
6,500	Union Pacific Corp.	310,700
		996,500
Wireless Equipment – 0.7%
30,000	Nokia Oyj (ADR)	468,000
X-Ray Equipment – 0.6%
32,000	Hologic, Inc.*	418,240

Total Common Stock (cost $82,111,521)		63,700,975

Purchased Options – Puts – 0.8%
20	MidCap SPDR Trust Series 1 expires March 2009 exercise price $91.14	12,640
24	MidCap SPDR Trust Series 1 expires March 2009 exercise price $95.55	19,368
18	Russell Midcap® Value Index expires January 2009 exercise price $704.33**	108,946
4	Russell Midcap® Value Index expires January 2009 exercise price $980.00	132,656
1	Russell Midcap® Value Index expires February 2009 exercise price $622.86	3,259
4	Russell Midcap® Value Index expires March 2009 exercise price $611.63	15,875
4	Russell Midcap® Value Index expires March 2009 exercise price $663.60	25,121
16	S&P Mid-Cap 400® Index expires January 2009 exercise price $552.45**	42,120
16	S&P Mid-Cap 400® Index expires January 2009 exercise price $565.39**	55,772
5	S&P Mid-Cap 400® Index expires January 2009 exercise price $650.00	56,155
5	S&P Mid-Cap 400® Index expires March 2009 exercise price $482.11	11,583
2	S&P Mid-Cap 400® Index expires April 2009 exercise price $486.25	7,216
2	S&P Mid-Cap 400® Index expires April 2009 exercise price $511.00	9,066

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
1	S&P Mid-Cap 400® Index expires April 2009 exercise price $513.84	$3,980
2	S&P Mid-Cap 400® Index expires April 2009 exercise price $537.50	11,416
2	S&P Mid-Cap 400® Index expires May 2009 exercise price $527.53	10,720
4	S&P Mid-Cap 400® Index expires May 2009 exercise price $541.80	27,464

Total Purchased Options – Puts (premiums paid $585,498)		553,357

Repurchase Agreement – 8.7%
$6,161,000	Calyon, New York Branch, 0.0500% dated 12/31/08, maturing 1/2/09 to be repurchased at $6,161,017 collateralized by $5,071,220 in U.S. Government Agencies 1.2500% – 11.2500%, 6/30/09 – 8/15/23 with a value of $6,284,221 (cost $6,161,000)	6,161,000

Total Investments (total cost $88,858,019) – 99.6%		70,415,332

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		310,716

Net Assets – 100%		$70,726,048

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,633,630	3.7%
Canada	699,966	1.0%
Cayman Islands	358,897	0.5%
Finland	468,000	0.7%
Netherlands Antilles	211,650	0.3%
Panama	419,900	0.6%
United Kingdom	439,682	0.6%
United States††	65,183,607	92.6%

Total	$70,415,332	100.0%

††	Includes Short-Term Securities (83.8% excluding Short-Term Securities)

Schedule of Written Options – Puts

Russell Midcap® Value Index expires January 2009 9 contracts exercise price $632.46	$(15,053)
S&P Mid-Cap 400® Index expires January 2009 8 contracts exercise price $496.07	(4,688)
S&P Mid-Cap 400® Index expires January 2009 8 contracts exercise price $507.70	(6,572)

Total Written Options – Puts (Premiums received $71,448)	$(26,313)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of December 31, 2008	Value
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$88,858
Investments at value	$70,415
Cash	155
Receivables:
Investments sold	179
Portfolio shares sold	412
Dividends	130
Interest	–
Non-interested Trustees’ deferred compensation	2
Due from subadviser†	1,910
Other assets	1
Total Assets	73,204
Liabilities:
Payables:
Options written, at value(2)	26
Investments purchased	2,262
Portfolio shares repurchased	42
Distribution	3
Advisory fees	8
Transfer agent fees and expenses	1
Distribution fees – Service Shares	11
Administrative service fees – Service Shares	6
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	116
Total Liabilities	2,478
Net Assets	$70,726
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$90,675
Undistributed net investment income/(loss)*	(1)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,550)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,398)
Total Net Assets	$70,726
Net Assets – Institutional Shares	$14,221
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,327
Net Asset Value Per Share	$10.71
Net Assets – Service Shares	$56,505
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,315
Net Asset Value Per Share	$10.63

†	See Note 2 in Notes to Financial Statements.
*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.
(2)	Premiums received of $71,448.

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the fiscal year ended December 31, 2008	Value
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$50
Securities lending income	52
Dividends	1,483
Foreign tax withheld	(1)
Total Investment Income	1,584
Expenses:
Advisory fees	577
Transfer agent expenses	5
Registration fees	33
Custodian fees	29
Audit fees	96
Non-interested Trustees’ fees and expenses	6
Distribution fees – Service Shares	146
Administrative service fees – Service Shares	58
Printing fees	142
Other expenses	47
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,139
Expense and Fee Offset	(1)
Net Expenses	1,138
Less: Excess Expense Reimbursement	(37)
Net Expenses after Expense Reimbursement	1,101
Net Investment Income/(Loss)	483
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(3,576)
Net realized gain/(loss) from options contracts	1,811
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,576)
Net Gain/(Loss) on Investments	(26,341)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(25,858)

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Statements of Changes in Net Assets

	Janus Aspen
	Perkins
	Mid
	Cap
	Value
For each fiscal year ended December 31	Portfolio(1)
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$483	$1,120
Net realized gain/(loss) from investment and foreign currency transactions	(3,576)	8,859
Net realized gain/(loss) from options contracts	1,811	90
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(24,576)	(4,049)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(25,858)	6,020
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(96)	(205)
Service Shares	(282)	(872)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(1,417)	(654)
Service Shares	(6,678)	(3,523)
Net Decrease from Dividends and Distributions	(8,473)	(5,254)
Capital Share Transactions:
Shares sold
Institutional Shares	12,571	5,736
Service Shares	27,390	7,200
Reinvested dividends and distributions
Institutional Shares	1,513	859
Service Shares	6,960	4,396
Shares repurchased
Institutional Shares	(5,750)	(5,098)
Service Shares	(14,066)	(17,864)
Net Increase/(Decrease) from Capital Share Transactions	28,618	(4,771)
Net Increase/(Decrease) in Net Assets	(5,713)	(4,005)
Net Assets:
Beginning of period	76,439	80,444
End of period	$70,726	$76,439

Undistributed net investment income/(loss)*	$(1)	$(1)

*	See Note 3 in Notes to Financial Statements

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Perkins Mid Cap Value Portfolio(1)
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.77	$16.64	$15.32	$15.54	$13.61
Income from Investment Operations:
Net investment income/(loss)	.07	.27	.20	.19	.04
Net gain/(loss) on investments (both realized and unrealized)	(4.27)	.99	2.06	1.31	2.39
Total from Investment Operations	(4.20)	1.26	2.26	1.50	2.43
Less Distributions:
Dividends (from net investment income)*	(.08)	(.27)	(.20)	(.13)	(.04)
Distributions (from capital gains)*	(1.78)	(.86)	(.74)	(1.59)	(.46)
Total Distributions	(1.86)	(1.13)	(.94)	(1.72)	(.50)
Net Asset Value, End of Period	$10.71	$16.77	$16.64	$15.32	$15.54
Total Return	(27.68)%**	7.42%	15.42%	10.43%	18.19%
Net Assets, End of Period (in thousands)	$14,221	$12,758	$11,227	$9,922	$10,099
Average Net Assets for the Period (in thousands)	$13,956	$13,220	$9,223	$10,160	$8,108
Ratio of Gross Expenses to Average Net Assets(2)	1.24%	0.92%	0.94%	0.87%	1.01%
Ratio of Net Expenses to Average Net Assets(2)	1.24%	0.91%	0.94%	0.86%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.97%	1.66%	1.45%	1.16%	0.31%
Portfolio Turnover Rate	100%	83%	89%	74%	92%

Service Shares

For a share outstanding during each	Janus Aspen Perkins Mid Cap Value Portfolio(1)
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.67	$16.56	$15.26	$15.52	$13.61
Income from Investment Operations:
Net investment income/(loss)	.06	.22	.14	.11	–
Net gain/(loss) on investments (both realized and unrealized)	(4.26)	.97	2.06	1.32	2.37
Total from Investment Operations	(4.20)	1.19	2.20	1.43	2.37
Less Distributions:
Dividends (from net investment income)*	(.06)	(.22)	(.16)	(.10)	–
Distributions (from capital gains)*	(1.78)	(.86)	(.74)	(1.59)	(.46)
Total Distributions	(1.84)	(1.08)	(.90)	(1.69)	(.46)
Net Asset Value, End of Period	$10.63	$16.67	$16.56	$15.26	$15.52
Total Return	(27.88)%**	7.04%	15.06%	9.93%	17.79%
Net Assets, End of Period (in thousands)	$56,505	$63,681	$69,217	$46,394	$31,465
Average Net Assets for the Period (in thousands)	$58,398	$68,765	$58,793	$36,590	$25,782
Ratio of Gross Expenses to Average Net Assets(2)	1.59%	1.26%	1.30%	1.22%	1.36%
Ratio of Net Expenses to Average Net Assets(2)	1.59%	1.26%	1.30%	1.22%	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.59%	1.31%	1.08%	0.86%	(0.05)%
Portfolio Turnover Rate	100%	83%	89%	74%	92%

*	See Note 3 in Notes to Financial Statements.
**	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional and Service Shares, respectively. See Note 2.

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  15

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio(1)	$62,793,293	$7,068,682	$–

Investments in Purchased Options:
Janus Aspen Perkins Mid Cap Value Portfolio(1)	–	553,357	–

Other Financial Instruments(2):
Janus Aspen Perkins Mid Cap Value Portfolio(1)	–	(26,313)	–

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

(2)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$103,419

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

16  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (formerly named Janus Aspen Mid Cap Value Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and

18  Janus Aspen Series  December 31, 2008

subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$(1,097,296)

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2008 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio(1)
Options outstanding at December 31, 2007	5,643	$176,165
Options written	14,498	678,222
Options closed	(13,077)	(467,509)
Options expired	(6,310)	(196,977)
Options exercised	(729)	(118,453)

Options outstanding at December 31, 2008	25	$71,448

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when t he portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and

20  Janus Aspen Series  December 31, 2008

paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing

22  Janus Aspen Series  December 31, 2008

in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, (including but not limited to, acquired fund fees and expenses) exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio(1)	Russell Midcap® Value Index

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative)

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2008, the Portfolio recorded a positive Performance Adjustment of $113,461.

At a Special Meeting of Shareholders of the Portfolio held on October 30, 2008, shareholders of the Portfolio approved a new subadvisory agreement between Janus Capital, the investment adviser to the Portfolio, and Perkins Investment Management LLC (“Perkins”), the subadviser to the Portfolio. In addition, shareholders of the Portfolio also approved an amended and restated investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, so that Janus Capital, rather than the Portfolio, is obligated to compensate any subadviser engaged by Janus Capital for the Portfolio. Under the new subadvisory agreement, Janus Capital pays Perkins a fee equal to 50% of Janus Capital’s management fee, including any performance adjustment (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (“the Acquisition”), increasing its interest from 30% to approximately 78%. Perkins was formerly known as Perkins, Wolf, McDonnell and Company, LLC and changed its name to Perkins Investment Management LLC upon the closing of the Acquisition. With the Acquisition completed and shareholders of the Portfolio having approved the new subadvisory agreement, Perkins will remain the Portfolio’s subadviser. Perkins expects to provide the same level of services under the new subadvisory agreement as it provided under the prior subadvisory agreement.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’

24  Janus Aspen Series  December 31, 2008

deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

During the fiscal year ended December 31, 2008, the Portfolio incurred a loss due to a security transaction inadvertently booked to the Portfolio. The security transaction was corrected and the loss will be reimbursed. The reimbursement amount is shown in the “Due from Subadviser” line in the Statement of Assets and Liabilities.

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio(1)(2)	$–	$2,194,061	$(1,280,084)	$(1,802,489)	$1,214	$(19,061,551)

(1)	Capital loss carryover is subject to annual limitations.
(2)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2009	December 31, 2010	Accumulated Capital Losses

Janus Aspen Perkins Mid Cap Value Portfolio(1)(2)	$(640,042)	$(640,042)	$(1,280,084)

(1)	Capital loss carryover is subject to annual limitations.
(2)	Formerly named Janus Aspen Mid Cap Value Portfolio.

During the fiscal year ended December 31, 2008, the following capital loss carryover was utilized by the Portfolio as indicated in the following table:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$640,042

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$89,476,883	$3,163,863	$(22,225,414)

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$2,322,727	$6,150,751	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$2,589,024	$2,665,397	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

26  Janus Aspen Series  December 31, 2008

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Perkins Mid Cap Value Portfolio(2)	1.30%	0.92%	0.94%	0.87%	1.01%	1.64%	1.26%	1.30%	1.22%	1.36%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Formerly named Janus Aspen Mid Cap Value Portfolio.

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio(1)
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	848	330
Reinvested dividends and distributions	107	50
Shares repurchased	(389)	(294)
Net Increase/(Decrease) in Portfolio Shares	566	86
Shares Outstanding, Beginning of Period	761	675
Shares Outstanding, End of Period	1,327	761
Transactions in Portfolio Shares – Service Shares
Shares sold	2,037	418
Reinvested dividends and distributions	496	254
Shares repurchased	(1,037)	(1,034)
Net Increase/(Decrease) in Portfolio Shares	1,496	(362)
Shares Outstanding, Beginning of Period	3,819	4,181
Shares Outstanding, End of Period	5,315	3,819
(1) Formerly named Janus Aspen Mid Cap Value Portfolio.

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$86,018,233	$68,640,780	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al.,

Janus Aspen Series  December 31, 2008  27

Notes to Financial Statements (continued)

U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

28  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (formerly Janus Aspen Mid Cap Value Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

30  Janus Aspen Series  December 31, 2008

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

Janus Aspen Series  December 31, 2008  31

Additional Information (unaudited) (continued)

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

32  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  December 31, 2008  33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

34  Janus Aspen Series  December 31, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  December 31, 2008  35

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$6,150,751

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio(1)	53%

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

36  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  37

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

38  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  39

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Aspen Mid Cap Value Portfolio was held October 30, 2008. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new subadvisory agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC, with respect to Janus Aspen Mid Cap Value Portfolio, so that Perkins, Wolf, McDonnell and Company, LLC can continue to serve as Janus Aspen Mid Cap Value Portfolio’s subadviser.

		Number of Votes
Portfolio	Record Date Votes	Affirmative	Against	Abstain
Janus Aspen Mid Cap Value Portfolio	79,709,015	46,698,152	1,538,250	4,510,106

Proposal 2

To approve an amended and restated investment advisory agreement between Janus Capital Management LLC and Janus Aspen Series, on behalf of Janus Aspen Mid Cap Value Portfolio, to reallocate the obligation to compensate any subadviser engaged by Janus Capital

		Number of Votes
Portfolio	Record Date Votes	Affirmative	Against	Abstain
Janus Aspen Mid Cap Value Portfolio	79,709,015	45,180,683	2,969,138	4,596,687

40  Janus Aspen Series  December 31, 2008

Percentage of Total Outstanding Votes			Percentage of Voted
Affirmative	Against	Abstain	Affirmative	Against	Abstain
58.58%	1.93%	5.66%	88.53%	2.92%	8.55%

Percentage of Total Outstanding Votes			Percentage of Voted
Affirmative	Against	Abstain	Affirmative	Against	Abstain
56.68%	3.72%	5.77%	85.66%	5.63%	8.71%

Janus Aspen Series  December 31, 2008  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-719 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Perkins Small Company Value Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Explanations of Charts, Tables and Financial Statements	31
Designation Requirements	34
Trustees and Officers	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Perkins Small Company Value Portfolio (unaudited)

Portfolio Snapshot
This portfolio searches for small, out of favor companies misunderstood by the broader investment community.

Managed by Perkins Investment Company, LLC
Jakob Holm
portfolio manager

Performance Overview

During the 12-month period ended December 31, 2008, Janus Aspen Perkins Small Company Value Portfolio Service Shares returned -35.92%, versus the Portfolio’s primary benchmark, the Russell 2000® Value Index, which returned -28.92%.

Economic Overview

For investors across most asset classes, 2008 was a disastrous year that could not end soon enough. The broader equity market posted its second worst performance ever, declining over 38%, only surpassed by the 47% decline experienced in 1931. Small cap stocks held up a bit better in 2008, though small stocks suffered much more in late 2007 than their large brethren. However, during the fourth quarter the returns from the stock market went from bad to worse. With the failure of Lehman Brothers in September the markets were staring into the abyss of systemic collapse of the financial system. Investors fled the market in droves as they dumped any asset considered risky, setting off an implosion in equities. The result has been a massive destruction of wealth around the globe which has spilled into the real economy leading to what is expected to be one of the worst recessions since the Great Depression, both in terms of depth and length. We are now left to tackle the effects of falling asset prices (equities, commodities, and real estate) and the unwinding of one of the largest credit bubbles we have seen.

U.S. policy makers have implemented a mind-numbing number of programs and policies to lessen the impact of the credit crisis and the related fallout. However, all these programs have led to substantial changes in the global financial system, and the consequences are far from clear, in my view. I think the next couple of years have the potential to deliver numerous “unintended consequences” resulting from the governments extensive meddling in the private sector.

The cost of the various bailout programs announced through the end of 2008, was staggering and has led to very different macroeconomic landscape relative to just a year ago. The Federal Reserve’s balance sheet has tripled in size, and the assets are of decidedly lower quality, all in a valiant effort to shore up the U.S. financial system. However, the effects of this rapid and massive monetary expansion were unknown in size and scope as 2009 began. Meanwhile, the U.S. government was equally busy, mainly through the Department of Treasury, concocting various bailout programs most notably with the injection of capital in to the banking system via the Troubled Asset Relief Program or TARP. These programs along with other government spending and a softening economy have led to increased budget deficits, which may become even larger given the likelihood of more stimulus packages. The U.S. will likely need to issue a substantial amount of debt to finance all these programs, while the question remains whether our foreign trading partners, China and Japan in particular, will continue to remain dedicated buyers and at what price. This dynamic could lead to higher interest rates and possibly a weaker dollar as the rest of world contemplates the fiscal soundness of the U.S.

Holdings That Weighed on Results

Horizon Lines was the top detractor during the period. Horizon is a shipping company operating under the Jones Act, sailing between the U.S. mainland and Alaska, Hawaii and Puerto Rico. While shipping volumes declined somewhat in 2008, the stock price at period end did not, in my opinion, accurately reflect the intrinsic value of the company, its vessels and port facilities.

RTI International Metals was another poor performer, declining nearly 80% in the past year. RTI manufactures and distributes titanium and titanium products. The industry has been increasing capacity in advance of the Boeing 787 Dreamliner and the Airbus A380 aircrafts, which both utilize substantially more titanium than previous aircrafts. However, continued delays of the Boeing 787 and the Airbus A380, coupled with fears of slowing demand for aircrafts in general, have led to declining prices for titanium, which in turn has weighed on RTI’s financial results. While the company had an attractive valuation over the long term, I trimmed the position given the near-term cyclical headwinds associated with a slowing economy.

Jarden Corp. declined substantially late in the period amid concern over weak consumer trends and its debt level. Jarden produces a variety of household items and sports equipment such as Coleman outdoor gear, Rawlings baseball mitts, K2 and Volkl skis, FoodSaver, Oster small appliances and Bicycle playing cards among other things. Jarden’s 2007 acquisition of K2 Inc. increased its debt levels, though I believe it has more than enough cash flow to service its debt obligations. However,

2  Janus Aspen Series  December 31, 2008

(unaudited)

the stock declined substantially despite delivering financial results as expected. I continued to own Jarden due to its very inexpensive valuation in my view.

Holdings That Aided Performance

Old Dominion was among the top contributors during the period, benefiting from better-than-expected quarterly profit reports. The company’s solid performance came after it experienced strong tonnage growth as a result of continued market share gains. Since Old Dominion is the low cost provider in the less-than-truckload space, I believe the company is well-positioned to further increase market share as well as generate solid margin and profit performance. I did trim the position to capture some gains during the period.

LHC Group provides post-acute health care services in the rural portions of the southern U.S. We purchased the stock earlier in the year due to its low valuation in our opinion and its somewhat historically low correlation with the weakening economy. The company has since delivered steady increases in earnings and as a result the stock performed admirably during the fourth quarter and 2008 as a whole.

TriCo Bancshares is a small community bank that operates in the California Central Valley, which has been very hard hit by the housing downturn. Sacramento, Stockton, Modesto and Fresno have all experienced substantial declines in real estate prices. Over the past several months banks operating in the Central Valley have been punished in the stock market irrespectively of the individual company’s underwriting standards and loan portfolio. Trico rebounded strongly during the third quarter and we took advantage of the strength to trim our position.

Looking Ahead

The U.S. economy will likely struggle during the next several quarters as the leverage both in the financial system and of the U.S. consumer unwinds. Unemployment has been on an upward trajectory and could conceivably go higher by year end. While much uncertainty exists in the environment, it is clear that valuations have decreased significantly from a year ago. And therein lies the opportunity in my view; many stocks are now trading at greatly reduced valuations and I am striving to uncover stocks whose current valuation do not reflect our estimation of the intrinsic value of the company. While 2009 maybe a new year it behooves me to be prepared for a highly volatile and unsettled environment.

Thank you for your continued investment in Janus Aspen Perkins Small Company Value Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Perkins Small Company Value Portfolio (unaudited)

Janus Aspen Perkins Small Company Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Old Dominion Freight Line, Inc.	0.62%
LHC Group Inc.	0.48%
Trico Bancshares	0.37%
Excel Technology Inc.	0.30%
UMB Financial Corp.	0.28%

5 Bottom Performers – Holdings

Contribution

Horizon Lines Inc. – Class A	-1.82%
RTI International Metals, Inc.	-1.59%
Cenveo, Inc.	-1.56%
DeLuxe Check Printer	-1.33%
Jarden Corp.	-1.26%

5 Top Performers – Sectors

		Portfolio Weighting	Russell 2000 Value®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	0.42%	3.56%	5.45%
Telecommunication Services	0.00%	0.00%	1.22%
Utilities	-0.20%	3.95%	6.17%
Consumer Staples	-0.48%	2.36%	4.10%
Information Technology	-2.85%	11.66%	12.13%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell 2000 Value®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	-12.40%	24.86%	13.89%
Consumer Discretionary	-8.12%	16.62%	11.07%
Financials	-5.62%	24.34%	34.11%
Materials	-3.34%	5.00%	6.32%
Energy	-3.17%	7.65%	5.54%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

Arris Group, Inc. Telecommunication Equipment	3.6%
Nelnet, Inc. – Class A Finance – Consumer Loans	3.2%
Old Dominion Freight Line, Inc. Transportation – Truck	2.5%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.4%
LHC Group LLC Medical – Outpatient and Home Medical Care	2.4%

14.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Perkins Small Company Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008				Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Perkins Small Company Value Portfolio

Service Shares	–35.92%	–2.18%	4.10%	1.72%	1.70%(a)

Russell 2000® Value Index	–28.92%	0.27%	6.75%

Lipper Quartile – Service Shares	3rd	3rd	3rd

Lipper Ranking – Service Shares based on total returns for Variable Annuity Small-Cap Core Funds	81/130	60/95	54/85

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of December 31, 2008, the limit will continue in effect until at least May 1, 2010. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risk, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of December 31, 2008, Janus Aspen Small Company Value Portfolio changed names and is now Janus Aspen Perkins Small Company Value Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 31, 2002

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$711.60	$7.27

Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.57

†	Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Aspen Series  December 31, 2008  7

Janus Aspen Perkins Small Company Value Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 100.0%
Advanced Materials/Products – 1%
5,378	Ceradyne, Inc.*	$109,227
Applications Software – 0.5%
2,645	Progress Software Corp.*	50,943
Building – Mobile Home and Manufactured Homes – 0.5%
4,137	Thor Industries, Inc.	54,526
Building and Construction – Miscellaneous – 0.4%
5,447	Dycom Industries, Inc.*	44,774
Chemicals – Diversified – 2.0%
4,746	FMC Corp.	212,289
Collectibles – 1.0%
10,469	RC2 Corp.*	111,704
Commer Banks – 10.0%
3,870	BancFirst Corp.	204,800
17,005	Cascade Bancorp	114,784
18,925	CoBiz Financial, Inc.	184,330
885	First Citizens BancShares, Inc. – Class A	135,228
5,681	Simmons First National Corp. – Class A	167,419
2,271	TriCo Bancshares	56,707
4,407	UMB Financial Corp.	216,559
		1,079,827
Commercial Services – 1.9%
6,936	Steiner Leisure, Ltd.*	204,751
Commercial Services – Finance – 1.9%
13,309	Deluxe Corp.	199,103
Computer Services – 1.1%
2,542	CACI International, Inc.*	114,619
Consumer Products – Miscellaneous – 1.9%
17,516	Jarden Corp.*	201,434
Containers – Metal and Glass – 0.7%
2,875	Owens-Illinois, Inc.*	78,574
Diversified Operations – 2.1%
6,525	Barnes Group, Inc.	94,613
7,795	Crane Co.	134,385
		228,998
Electric – Integrated – 2.7%
6,076	ALLETE, Inc.	196,073
3,876	Otter Tail Corp.	90,427
		286,500
Electronic Components – Semiconductors – 1.8%
3,535	International Rectifier Corp.*	47,723
11,162	Microsemi Corp.*	141,087
		188,810
Enterprise Software/Services – 1.2%
10,735	Omnicell, Inc.*	131,074
Finance – Consumer Loans – 3.2%
24,020	Nelnet, Inc. – Class A	344,207
Finance – Investment Bankers/Brokers – 0.6%
3,605	Raymond James Financial, Inc.	61,754
Firearms and Ammunition – 2.5%
53,489	Smith & Wesson Holding Corp.*	121,420
24,485	Sturm Ruger and Company, Inc.*	146,175
		267,595
Food – Retail – 2.7%
4,845	Ruddick Corp.	133,964
4,618	Weis Markets, Inc.	155,304
		289,268
Footwear and Related Apparel – 3.2%
11,310	Skechers U.S.A., Inc. – Class A*	144,994
9,470	Wolverine World Wide, Inc.	199,249
		344,243
Gas – Distribution – 1.7%
2,807	Atmos Energy Corp.	66,526
3,702	Piedmont Natural Gas Company, Inc.	117,242
		183,768
Hazardous Waste Disposal – 0.6%
12,880	Newalta Income Fund	66,790
Human Resources – 1.3%
8,695	Resources Connection, Inc.*	142,424
Internet Applications Software – 1.0%
8,823	Interwoven, Inc.*	111,170
Internet Incubators – 0.4%
61,999	Safeguard Scientifics, Inc.*	42,779
Investment Companies – 1.3%
17,720	Hercules Technology Growth Capital, Inc.	140,342
Machinery – Electrical – 1.9%
5,487	Regal-Beloit Corp.	208,451
Machinery – General Industrial – 1.6%
9,200	Applied Industrial Technologies, Inc.	174,064
Medical – Outpatient and Home Medical Care – 2.4%
7,075	LHC Group LLC*	254,700
Medical Instruments – 1.8%
8,291	CONMED Corp.*	198,487
Metal Processors and Fabricators – 0.5%
1,575	Kaydon Corp.	54,101
Multi-Line Insurance – 1.6%
7,339	American Financial Group, Inc.	167,916
Non-Ferrous Metals – 0.7%
4,941	RTI International Metals, Inc.*	70,706
Oil – Field Services – 0.3%
7,313	TETRA Technologies, Inc.*	35,541
Oil and Gas Drilling – 0.6%
4,300	Atwood Oceanics, Inc.*	65,704
Oil Companies – Exploration and Production – 2.3%
3,397	Forest Oil Corp.*	56,017
8,715	Mariner Energy, Inc.*	88,893
5,258	St. Mary Land & Exploration Co.	106,790
		251,700
Paper and Related Products – 0.6%
13,100	Temple-Inland, Inc.	62,880
Pipelines – 2.5%
3,655	Boardwalk Pipeline Partners	64,986
3,435	Copano Energy LLC.	40,086
3,315	Magellan Midstream Partners L.P.	100,146
5,260	Western Gas Partners L.P.	67,486
		272,704

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Printing – Commercial – 2.1%
20,267	Cenveo, Inc.*	$90,188
5,814	Consolidated Graphics, Inc.*	131,629
		221,817
Property and Casualty Insurance – 0.9%
1,700	Navigators*	93,347
Real Estate Management/Services – 0.4%
1,705	Jones Lang LaSalle, Inc.	47,229
Recreational Vehicles – 0.6%
2,135	Polaris Industries, Inc.	61,168
REIT – Diversified – 1.5%
23,650	CapLease, Inc.	40,915
3,575	Digital Realty Trust, Inc.	117,438
		158,353
REIT – Health Care – 1.5%
5,600	Nationwide Health Properties, Inc.	160,832
REIT – Office Property – 2.0%
2,002	Alexandria Real Estate Equities, Inc.	120,801
2,746	Kilroy Realty Corp.	91,881
		212,682
REIT – Regional Malls – 1.5%
6,186	Taubman Centers, Inc.	157,496
REIT – Shopping Centers – 0.9%
7,107	Acadia Realty Trust	101,417
REIT – Warehouse/Industrial – 0.8%
8,882	First Potomac Realty Trust	82,603
Resorts and Theme Parks – 1.5%
6,010	Vail Resorts, Inc.*	159,866
Retail – Apparel and Shoe – 2.6%
11,220	bebe stores, Inc.	83,813
7,320	Gymboree Corp.*	190,979
		274,792
Retail – Automobile – 0.7%
8,935	Rush Enterprises, Inc.*	73,178
Semiconductor Components/Integrated Circuits – 4.3%
82,615	Atmel Corp.*	258,584
36,395	Cypress Semiconductor Corp.*	162,685
6,665	Emulex Corp.*	46,522
		467,791
Telecommunication Equipment – 3.6%
48,355	Arris Group, Inc.*	384,421
Toys – 0.5%
2,680	Jakks Pacific, Inc.*	55,288
Transportation – Air Freight – 0.4%
2,370	Atlas Air Worldwide Holdings, Inc.*	44,793
Transportation – Equipment and Leasing – 2.2%
7,681	GATX Corp.	237,881
Transportation – Marine – 0.8%
23,815	Horizon Lines, Inc. – Class A	83,114
Transportation – Truck – 2.5%
9,320	Old Dominion Freight Line, Inc.*	265,247
Water – 1.3%
4,243	American States Water Co.	139,934
Wire and Cable Products – 1.2%
6,044	Belden, Inc.	126,199
Wireless Equipment – 0.2%
27,470	RF Micro Devices Inc.*	21,427

Total Investments (total cost $15,518,232) – 100.0%		10,739,322

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		2,555

Net Assets – 100%		$10,741,877

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bahamas	$204,751	1.9%
Canada	66,790	0.6%
United States	10,467,781	97.5%

Total	$10,739,322	100.0%

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Assets and Liabilities

Janus Aspen
Perkins
Small
Company
As of December 31, 2008	Value
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$15,518
Unaffiliated Investments at value	$10,739
Cash	77
Receivables:
Portfolio shares sold	6
Dividends	23
Non-interested Trustees’ deferred compensation	–
Due from adviser	21
Other assets	–
Total Assets	10,866
Liabilities:
Payables:
Portfolio shares repurchased	28
Advisory fees	6
Transfer agent fees and expenses	1
Distribution fees- Service Shares	2
Administrative services fees- Service Shares	1
Audit fees	60
Printing fees	11
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	14
Total Liabilities	124
Net Assets	$10,742
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$16,533
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,012)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,779)
Total Net Assets	$10,742
Net Assets – Service Shares	$10,742
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	959
Net Asset Value Per Share	$11.20

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Perkins
Small
Company
For the fiscal year ended December 31, 2008	Value
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$–
Dividends	272
Dividends from affiliates	14
Foreign tax withheld	(4)
Total Investment Income	282
Expenses:
Advisory fees	116
Transfer agent fees and expenses	5
Audit fees	70
Non-interested Trustee fees and expenses	5
Printing expenses	26
System fees	29
Distribution fees – Service Shares	39
Administrative services fees – Service Shares	16
Other expenses	24
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	330
Expense and Fee Offset	–
Net Expenses	330
Less: Excess Expense Reimbursement	(64)
Net Expenses after Expense Reimbursement	266
Net Investment Income/(Loss)	16
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(926)
Net realized gain/(loss) from options contracts	15
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,451)
Net Gain/(Loss) on Investments	(6,362)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,346)

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
	Perkins
	Small
	Company
	Value
For the fiscal years ended December 31	Portfolio(1)
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$16	$(47)
Net realized gain/(loss) from investment and foreign currency transactions	(926)	669
Net realized gain/(loss) from options contracts	15	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(5,451)	(2,075)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,346)	(1,453)
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(462)	(698)
Net (Decrease) from Dividends and Distributions	(462)	(698)
Capital Share Transactions:
Shares sold
Service Shares	2,338	9,153
Reinvested dividends and distributions
Service Shares	462	698
Shares repurchased
Service Shares	(5,586)	(4,209)
Net Increase/Decrease from Capital Share Transactions	(2,786)	5,642
Net Increase/Decrease in Net Assets	(9,594)	3,491
Net Assets:
Beginning of period	20,336	16,845
End of period	$10,742	$20,336

Undistributed net investment income/(loss)*	$–	$(10)

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Financial Highlights

Service Shares

For a share outstanding during each	Janus Aspen Perkins Small Company Value Portfolio(1)
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.99	$19.89	$16.45	$15.90	$14.20
Income from Investment Operations:
Net investment income/(loss)	.01	–	(.01)	–	.01
Net gain/(loss) on investments (both realized and unrealized)	(6.33)	(1.16)	3.60	.55	2.51
Total from Investment Operations	(6.32)	(1.16)	3.59	.55	2.52
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.02)
Distributions (from capital gains)*	(.47)	(.74)	(.15)	–	(.80)
Total Distributions	(.47)	(.74)	(.15)	–	(.82)
Net Asset Value, End of Period	$11.20	$17.99	$19.89	$16.45	$15.90
Total Return	(35.92)%	(6.11)%	21.80%	3.49%	18.16%
Net Assets, End of Period (in thousands)	$10,742	$20,336	$16,845	$9,013	$2,755
Average Net Assets for the Period (in thousands)	$15,774	$19,537	$13,106	$5,120	$2,062
Ratio of Gross Expenses to Average Net Assets(2)	1.69%	1.69%	1.69%	1.69%	1.60%
Ratio of Net Expenses to Average Net Assets(2)	1.69%	1.69%	1.69%	1.69%	1.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.10%	(0.24)%	(0.32)%	(0.25)%	(0.05)%
Portfolio Turnover Rate	31%	72%	59%	53%	43%

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Small Company Value Portfolio.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Notes to Schedule of Investments

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

REIT	Real Estate Investment Trust

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Small Company Value Portfolio(1)	$10,672,532	$66,790	$–

(1)	Formerly named Janus Aspen Small Company Value Portfolio

14  Janus Aspen Series  December 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Small Company Value Portfolio (formerly named Janus Aspen Small Company Value Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements (continued)

rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates

16  Janus Aspen Series  December 31, 2008

two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or

18  Janus Aspen Series  December 31, 2008

commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees,

20  Janus Aspen Series  December 31, 2008

Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.74%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed an annual rate of 1.34% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

At the “Special Meeting” of the shareholders of the Portfolio held on October 30, 2008, shareholders of the Portfolio approved an amended investment advisory agreement (“Advisory Agreement”) between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, changing the Portfolio’s investment advisory fee structure from an annual fixed rate of 0.74% of average daily net assets to an annual rate of 0.74% that adjusts up or down based upon the performance of the Portfolio’s Service Shares relative to the Portfolio’s benchmark index, the Russell 2000® Value Index.

Under the Advisory Agreement, the investment advisory fee to be paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee at the annual rate of 0.74% of the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until January 2010. For each month up to 36 months following January 2010, the performance measurement period will be equal to the time that has elapsed, until January 2012, when the performance measurement period will be a rolling 36-month period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment will begin January 2010 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

At the Special Meeting shareholders of the Portfolio also approved a subadvisory agreement between Janus Capital, the investment adviser to the Portfolio, and Perkins Investment Management LLC (“Perkins”), appointing Perkins as the subadviser to the Portfolio. Under the new subadvisory agreement, Janus Capital pays Perkins a fee equal to 50% of Janus Capital’s management fee, including any performance adjustment (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (“the Acquisition”), increasing its interest from 30% to approximately 78%. With the Acquisition completed and shareholders of the Portfolio having approved the subadvisory agreement effective December 31, 2008, Perkins will become the Portfolio’s subadviser. Perkins has been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Jakob Holm, the Portfolio’s current portfolio manager, will continue as portfolio manager of the Portfolio immediately following the Acquisition. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash

22  Janus Aspen Series  December 31, 2008

balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Perkins Small Company Value Portfolio(1)
Janus Institutional Cash Management Fund - Institutional Shares	$1,275,909	$2,457,609	$9,142	$–
Janus Institutional Money Market Fund - Institutional Shares	2,927,214	3,099,214	4,500	–

	$4,203,123	$5,556,823	$13,642	$–

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post - October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Perkins Small Company Value Portfolio(1)	$–	$–	$(739,175)	$(140,003)	$(310)	$(4,911,600)

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

Portfolio	December 31, 2016

Janus Aspen Perkins Small Company Value Portfolio(1)	$(739,175)

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Small Company Value Portfolio(1)	$15,650,923	$759,805	$(5,671,406)

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Small Company Value Portfolio(1)	$–	$462,219	$–	$(11,400)

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Small Company Value Portfolio(1)	$189,433	$508,455	$–	$(43,465)

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Perkins Small Company Value Portfolio(2)	2.09%	1.71%	2.19%	2.79%	4.49%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Formerly named Janus Aspen Small Company Value Portfolio.

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Perkins Small Company Value Portfolio(1)
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Service Shares
Shares sold	163	457
Reinvested dividends and distributions	29	36
Shares repurchased	(364)	(209)
Net Increase/(Decrease) in Portfolio Shares	(172)	284
Shares Outstanding, Beginning of Period	1,131	847
Shares Outstanding, End of Period	959	1,131
(1) Formerly named Janus Aspen Small Company Value Portfolio.

24  Janus Aspen Series  December 31, 2008

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Small Company Value Portfolio(1)	$4,842,886	$6,796,676	$–	$–

(1)	Formerly named Janus Aspen Small Company Value Portfolio.

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Perkins Small Company Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Small Company Value Portfolio (formerly named Janus Aspen Small Company Value Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

Janus Aspen Series  December 31, 2008  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent

28  Janus Aspen Series  December 31, 2008

with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited) (continued)

Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

30  Janus Aspen Series  December 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

32  Janus Aspen Series  December 31, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  December 31, 2008  33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Capital Gain Distributions

Portfolio

Janus Aspen Perkins Small Company Value Portfolio(1)	$462,219

(1)	Formerly named Janus Aspen Small Company Value Portfolio

34  Janus Aspen Series  December 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

36  Janus Aspen Series  December 31, 2008

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Jakob Holm 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Aspen Perkins Small Company Value Portfolio	7/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series  December 31, 2008  37

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Aspen Small Company Value Portfolio was held October 30, 2008. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new subadvisory agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC, with respect to Janus Aspen Small Company Value Portfolio, appointing Perkins, Wolf, McDonnell and Company, LLC as subadviser to Janus Aspen Small Company Value Portfolio.

		Number of Votes
Portfolio	Record Date Votes	Affirmative	Against	Abstain
Janus Aspen Small Company Value Portfolio	16,551,961	14,089,564	1,013,932	1,448,448

Proposal 2

To approve an amended investment advisory agreement between Janus Capital Management LLC and Janus Aspen Series, on behalf of Janus Aspen Small Company Value Portfolio, to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon Janus Aspen Small Company Value Portfolio’s performance relative to its benchmark index, the Russell 2000® Value Index.

		Number of Votes
Portfolio	Record Date Votes	Affirmative	Against	Abstain
Janus Aspen Small Company Value Portfolio	16,551,961	13,035,810	1,890,984	1,625,150

38  Janus Aspen Series  December 31, 2008

Percentage of Total Outstanding Votes			Percentage of Voted
Affirmative	Against	Abstain	Affirmative	Against	Abstain
85.12%	6.13%	8.75%	85.12%	6.13%	8.75%

Percentage of Total Outstanding Votes			Percentage of Voted
Affirmative	Against	Abstain	Affirmative	Against	Abstain
78.76%	11.42%	9.82%	78.76%	11.42%	9.82%

Janus Aspen Series  December 31, 2008  39

Notes

42  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  43

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-720 02-09

2008 Annual Report
Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Explanations of Charts, Tables and Financial Statements	32
Designation Requirements	35
Trustees and Officers	36

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices. The returns shown in the management commentary are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Portfolio at the period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  December 31, 2008  1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Portfolio Snapshot
Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee
portfolio manager

Janus Aspen Worldwide Growth Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -44.66%, -44.81% and -44.81%, respectively, over the 12-month period ended December 31, 2008, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned -40.71% during the period.

Economic Overview

The credit crisis and the global economic slowdown provided a negative backdrop for global equity markets during the 12-month period ending December 31, 2008. U.S. and non-U.S. stock markets suffered substantial losses in a volatile period. The U.S. Federal Reserve’s aggressive rate cuts and liquidity injections aided world markets in March and April. For a brief period, rising energy prices (oil hit a record in July) contributed to inflation worries. Ultimately, evidence of slowing economic growth weighed on markets as the credit crisis intensified in September, with the failure or bailouts of several prominent financial institutions. A crisis of confidence pervaded the markets and led to a dramatic worldwide equity sell-off during September and October. Central banks and governments around the world undertook widespread actions in an attempt to support markets and global financial institutions. The MSCI All Country World IndexSM declined to its lowest level in more than five years during November before rebounding, but still finished the 12-month period nearly 40% lower in local currency terms. Europe generally outperformed Asia’s developed markets, while global emerging markets significantly underperformed developed markets. Emerging Europe and the Middle East were the weakest emerging markets, with large declines in Russia and Hungary. Both countries struggled to stabilize their currencies. The U.S. Dollar Index, which performed strongly during the worst of the sell-off, finished modestly higher for the period overall. The yen strengthened significantly against the U.S. dollar during the fourth quarter to finish the 12-month period higher overall, while the Euro and British Pound were weaker relative to the U.S. dollar. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Financials were by far the worst performing sector as the credit crisis worsened, while the materials sector was the second worst as commodity prices fell. Healthcare and consumer staples outperformed while still posting double digit declines.

Detractors From Performance

Dell was the largest detractor from performance. While we believe elements of the computer company’s turnaround efforts hold great promise – including an increased presence in international markets and a renewed focus on cost efficiency – weakened end demand and a more competitive environment were significant headwinds. Dell has met with success in increasing sales, but margins have been under pressure. We remain confident in the company’s competitive position and business model. We are also heartened by management’s substantial stock repurchase program and by CEO Michael Dell’s increased personal investment in the shares. Dell remained a top holding in the Portfolio at period end.

British Sky Broadcasting, a consumer discretionary holding, was impacted due to fears of a prolonged and deep recession. We believe the company has a strong competitive position, an excellent track record of financial performance and a respected management team. In addition, we think the company will be capable of navigating a difficult economic environment and may be positioned to thrive in the eventual economic recovery.

Contributors To Performance

The top contributor to performance during the period was Amgen. The biotechnology company had positive research developments on a drug for osteoporosis. We bought the company believing that the market had ignored the potential value of its pipeline, instead focusing on regulatory and dosage issues with a key drug. The news and the relative strong performance validated our thesis to some extent. Our longer term thesis for Amgen centers on value creation as the company right-sizes the business model for its new growth trajectory following a period of significant spending and failed regulatory approvals.

Potash Corporation of Saskatchewan was the next best performing holding for the year. This fertilizer company has benefited greatly in recent years from a cyclical upturn in the farming business, leading to increased demand for their products. And along the way, the stock became a market darling. As the stock price approached our target, we exited

2  Janus Aspen Series  December 31, 2008

(unaudited)

the position during the course of the year. Besides Potash Corp., the entire materials sector was a source of relative strength for the Portfolio, as we managed to avoid much of the spectacular commodity bust, which occurred during the second half of the year.

Outlook

We think the market is favorable for stock pickers, as we saw some of the most attractive valuations in years. The downturn has been broad-based; no sector or region has been spared. Therefore, we see opportunity arising across sectors and regions. While we think stocks are discounting the uncertain economic picture, our company meetings have given us little hope that things may improve over the near term. In general, companies have been reporting slow sales and fewer orders and were hunkering down, watching costs and conserving cash. Against the economic backdrop, we see opportunity in companies with strong balance sheets and relative insensitivity from economic pressures. We don’t think the market was compensating investors at the end of the period for the added risk of highly indebted companies that face a reasonable chance of going out of business. Nor do we think we need to participate in deeply cyclical companies, especially if they are capital intensive and carry debt.

Thank you for your investment in Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series  December 31, 2008  3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Janus Aspen Worldwide Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Amgen, Inc.	0.25%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.22%
Tyco International, Ltd.	0.18%
Pulte Homes, Inc.	0.05%
Consolidated Media Holdings, Inc.	0.03%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	-3.57%
British Sky Broadcasting Group PLC	-2.68%
eBay, Inc.	-2.48%
American International Group, Inc.	-2.22%
Yahoo!, Inc.	-2.19%

5 Top Performers – Sectors

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	0.00%	0.00%	11.69%
Utilities	0.00%	0.00%	4.97%
Consumer Staples	-0.34%	1.29%	9.64%
Telecommunication Services	-0.66%	0.71%	4.63%
Materials	-1.16%	4.79%	7.23%

5 Bottom Performers – Sectors

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	-13.86%	28.10%	9.23%
Information Technology	-13.83%	27.62%	10.64%
Financials	-10.47%	24.02%	21.02%
Industrials	-2.96%	5.65%	11.19%
Health Care	-1.87%	7.81%	9.75%

4  Janus Aspen Series  December 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2008

British Sky Broadcasting Group PLC Television	5.0%
Dell, Inc. Computers	4.8%
eBay, Inc. E-Commerce/Services	4.8%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.5%
UnitedHealth Group, Inc. Medical – HMO	4.5%

23.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2008

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2008

As of December 31, 2007

Janus Aspen Series  December 31, 2008  5

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Growth Portfolio

Institutional Shares	–44.66%	–4.47%	–2.33%	6.10%	0.67%

Service Shares	–44.81%	–4.71%	–2.62%	5.82%	0.92%

Service II Shares	–44.81%	–4.71%	–2.61%	5.82%	0.92%

Morgan Stanley Capital International World IndexSM	–40.71%	–0.51%	–0.64%	4.48%

Lipper Quartile – Institutional Shares	4th	4th	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	83/106	69/72	31/36	5/12

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Portfolio’s primary benchmark index for that period.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the Prospectus and Statement of Additional Information.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  December 31, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$673.00	$1.64

Hypothetical (5% return before expenses)	$1,000.00	$1,023.18	$1.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$672.20	$2.69

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/08)	(12/31/08)	(7/1/08-12/31/08)†

Actual	$1,000.00	$672.10	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15

†	Expenses are equal to the annualized expense ratio of 0.39% for Institutional Shares, 0.64% for Service Shares and 0.62% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Aspen Series  December 31, 2008  7

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Common Stock – 91.1%
Agricultural Chemicals – 1.2%
38,543	Syngenta A.G.	$7,470,117
Apparel Manufacturers – 2.1%
2,287,700	Esprit Holdings, Ltd.	13,040,301
Applications Software – 1.0%
4,251,000	Misys PLC	6,105,785
Automotive – Cars and Light Trucks – 0%
15	Nissan Motor Company, Ltd.	54
Broadcast Services and Programming – 1.0%
404,030	Liberty Global, Inc. – Class A*	6,432,158
Building – Residential and Commercial – 8.0%
835,350	Centex Corp.	8,888,124
855,735	Lennar Corp. – Class A	7,419,222
1,414,015	Pulte Homes, Inc.	15,455,184
1,030,880	Ryland Group, Inc.	18,215,649
		49,978,179
Building and Construction Products – Miscellaneous – 0.5%
360,320	USG Corp.*	2,896,973
Building Products – Cement and Aggregate – 0.5%
371,340	Cemex S.A. de C.V. (ADR)*	3,394,048
Cable Television – 5.0%
4,406,095	British Sky Broadcasting Group PLC	30,648,726
Casino Hotels – 0.9%
1,352,068	Crown, Ltd.	5,658,315
1,542,000	Galaxy Entertainment Group, Ltd.*	212,119
		5,870,434
Chemicals – Diversified – 1.4%
195,000	Shin-Etsu Chemical Company, Ltd.	8,945,818
Computers – 4.8%
2,881,115	Dell, Inc.*	29,502,618
Distribution/Wholesale – 0.9%
3,258,800	Li & Fung, Ltd.	5,622,608
E-Commerce/Products – 1.3%
162,883	Amazon.com, Inc.*	8,352,640
E-Commerce/Services – 4.8%
2,108,020	eBay, Inc.*	29,427,959
Electronic Components – Miscellaneous – 2.4%
773,674	Koninklijke (Royal) Philips Electronics N.V.	15,045,475
Electronic Components – Semiconductors – 1.6%
3,364,915	ARM Holdings PLC	4,209,660
375,645	Texas Instruments, Inc.	5,830,010
		10,039,670
Finance – Consumer Loans – 0.8%
548,925	SLM Corp.*	4,885,433
Finance – Investment Bankers/Brokers – 4.6%
610,508	JPMorgan Chase & Co.	19,249,318
643,302	UBS A.G.*	9,334,268
		28,583,586
Finance – Mortgage Loan Banker – 0.8%
167,102	Housing Development Finance Corporation, Ltd.	5,211,787
Finance – Other Services – 0.4%
11,260	CME Group, Inc.	2,343,319
Insurance Brokers – 4.2%
1,038,637	Willis Group Holdings, Ltd.	25,841,289
Investment Companies – 0.1%
118,481	RHJ International*	579,804
Medical – Biomedical and Genetic – 1.9%
202,315	Amgen, Inc.*	11,683,691
Medical – HMO – 5.3%
130,195	Aetna, Inc.	3,710,558
103,475	Coventry Health Care, Inc.*	1,539,708
1,043,150	UnitedHealth Group, Inc.	27,747,790
		32,998,056
Medical Products – 0.9%
149,178	Covidien, Ltd.	5,406,211
Networking Products – 2.6%
992,395	Cisco Systems, Inc.*	16,176,039
Pharmacy Services – 1.5%
224,935	Medco Health Solutions, Inc.*	9,427,026
Power Converters and Power Supply Equipment – 0.2%
87,475	Suntech Power Holdings Company, Ltd. (ADR)*	1,023,458
Property and Casualty Insurance – 5.7%
590,685	First American Corp.	17,064,890
623,400	Millea Holdings, Inc.	18,271,037
		35,335,927
Radio – 0%
2	Citadel Broadcasting Corp.*	0
Real Estate Management/Services – 3.0%
159,700	Daito Trust Construction Company, Ltd.	8,363,941
613,000	Mitsubishi Estate Company, Ltd.	10,111,338
		18,475,279
Real Estate Operating/Development – 1.0%
2,895,000	CapitaLand, Ltd.	6,362,256
Reinsurance – 3.6%
6,963	Berkshire Hathaway, Inc. – Class B*	22,379,082
Retail – Apparel and Shoe – 2.0%
275,064	Industria de Diseno Textil S.A.	12,156,823
Retail – Consumer Electronics – 2.4%
211,110	Yamada Denki Company, Ltd.	14,658,874
Retail – Drug Store – 1.3%
283,500	CVS/Caremark Corp.	8,147,790
Retail – Major Department Stores – 0.7%
115,225	Sears Holdings Corp.*	4,478,796
Semiconductor Components/Integrated Circuits – 1.0%
887,555	Marvell Technology Group, Ltd.*	5,919,992
Semiconductor Equipment – 0.7%
233,012	ASML Holding N.V.	4,157,654
Telecommunication Equipment – Fiber Optics – 0.5%
299,930	Corning, Inc.	2,858,333
Transportation – Services – 1.0%
106,805	United Parcel Service, Inc. – Class B	5,891,364
Web Portals/Internet Service Providers – 4.5%
2,281,965	Yahoo!, Inc.*	27,839,973

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2008

Schedule of Investments

As of December 31, 2008

Shares or Principal Amount		Value

Wireless Equipment – 3.0%
666,425	Nokia Oyj	$10,330,377
1,062,459	Telefonaktiebolaget L.M. Ericsson – Class B	8,153,125
		18,483,502

Total Common Stock (cost $896,977,677)		564,078,907

Repurchase Agreement – 8.7%
53,870,000	RBC Capital Markets, 0.1200% dated 12/31/08, maturing 1/2/09 to be repurchased at $53,870,359 collateralized by $58,438,051 in U.S. Government Agencies 2.1925% – 6.0000%, 7/1/23 – 11/1/38 with a value of $54,947,400 (cost $53,870,000)	53,870,000

Money Markets – 0.1%
327,000	Janus Cash Liquidity Fund LLC, 0%	327,000
228,728	Janus Institutional Money Market Fund – Institutional Shares, 1.02%	228,728

Total Money Markets (cost $555,728)		555,728

Total Investments (total cost $951,403,405) – 99.9%		618,504,635

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		496,752

Net Assets – 100%		$619,001,387

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,658,315	0.9%
Belgium	579,804	0.1%
Bermuda	55,830,401	9.0%
Cayman Islands	1,023,458	0.2%
Finland	10,330,377	1.7%
Hong Kong	212,119	0.0%
India	5,211,787	0.8%
Japan	60,351,064	9.8%
Mexico	3,394,047	0.5%
Netherlands	19,203,129	3.1%
Singapore	6,362,256	1.1%
Spain	12,156,823	2.0%
Sweden	8,153,125	1.3%
Switzerland	16,804,386	2.7%
United Kingdom	40,964,171	6.6%
United States††	372,269,373	60.2%

Total	$618,504,635	100.0%

††	Includes Short-Term Securities (51.4% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  December 31, 2008  9

Statement of Assets and Liabilities

Janus Aspen
Worldwide
As of December 31, 2008	Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$951,403
Unaffiliated Investments at value	$617,949
Affiliated money market investments	556
Cash	206
Receivables:
Portfolio shares sold	242
Dividends	628
Interest	–
Non-interested Trustees’ deferred compensation	20
Other assets	–
Total Assets	619,601
Liabilities:
Payables:
Portfolio shares repurchased	276
Advisory fees	141
Distribution fees – Service Shares	20
Distribution fees – Service II Shares	–
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	20
Accrued expenses and other payables	142
Total Liabilities	600
Net Assets	$619,001
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,561,065
Undistributed net investment income/(loss)*	1,738
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,610,851)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(332,951)
Total Net Assets	$619,001
Net Assets – Institutional Shares	$522,295
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,102
Net Asset Value Per Share	$19.27
Net Assets – Service Shares	$96,699
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,061
Net Asset Value Per Share	$19.10
Net Assets – Service II Shares	$7
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	377
Net Asset Value Per Share	$19.15

*	See Note 3 in Notes to Financial Statements.
**	Shares Outstanding – Service II Shares are not in thousands.

See Notes to Financial Statements.

10  Janus Aspen Series  December 31, 2008

Statement of Operations

Janus Aspen
Worldwide
For the fiscal year ended December 31, 2008	Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$11
Securities lending income	1,407
Dividends	16,289
Dividends from affiliates	591
Foreign tax withheld	(712)
Total Investment Income	17,586
Expenses:
Advisory fees	4,869
Audit fees	38
Transfer agent fees and expenses	8
Non-interested Trustees’ fees and expenses	20
Distribution fees – Service Shares	399
Distribution fees – Service II Shares	–
Other expenses	263
Non-recurring costs (Note 2)	2
Costs assumed by Janus Capital Management LLC (Note 2)	(2)
Total Expenses	5,597
Expense and Fee Offset	(3)
Net Expenses	5,594
Net Investment Income/(Loss)	11,992
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(23,114)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(528,905)
Net Gain/(Loss) on Investments	(552,019)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(540,027)

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
	Worldwide
	Growth
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$11,992	$9,573
Net realized gain/(loss) from investment and foreign currency transactions	(23,114)	209,082
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(528,905)	(85,024)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(540,027)	133,631
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(9,710)	(8,909)
Service Shares	(1,495)	(1,318)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(11,205)	(10,227)
Capital Share Transactions:
Shares sold
Institutional Shares	24,728	40,104
Service Shares	27,528	56,569
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	9,710	8,909
Service Shares	1,495	1,318
Service II Shares	–	–
Shares repurchased
Institutional Shares	(167,280)	(243,305)
Service Shares	(73,253)	(57,812)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(177,072)	(194,217)
Net Increase/(Decrease) in Net Assets	(728,304)	(70,813)
Net Assets:
Beginning of period	1,347,305	1,418,118
End of period	$619,001	$1,347,305

Undistributed net investment income/(loss)*	$1,738	$1,466

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  December 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$35.35	$32.48	$27.96	$26.78	$25.82
Income from Investment Operations:
Net investment income/(loss)	.37	.27	.54	.44	.28
Net gain/(loss) on investments (both realized and unrealized)	(16.11)	2.87	4.50	1.11	.94
Total from Investment Operations	(15.74)	3.14	5.04	1.55	1.22
Less Distributions:
Dividends (from net investment income)*	(.34)	(.27)	(.52)	(.37)	(.26)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.34)	(.27)	(.52)	(.37)	(.26)
Net Asset Value, End of Period	$19.27	$35.35	$32.48	$27.96	$26.78
Total Return	(44.69)%	9.66%	18.24%	5.87%	4.78%
Net Assets, End of Period (in thousands)	$522,295	$1,119,569	$1,208,155	$1,464,300	$2,491,921
Average Net Assets for the Period (in thousands)	$826,712	$1,207,006	$1,271,755	$1,767,226	$3,232,578
Ratio of Gross Expenses to Average Net Assets(1)	0.53%	0.67%	0.61%	0.61%	0.66%
Ratio of Net Expenses to Average Net Assets(1)	0.53%	0.67%	0.61%	0.61%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.26%	0.70%	1.59%	1.33%	0.99%
Portfolio Turnover Rate	14%	26%	46%	41%	120%

Service Shares

For a share outstanding during each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$35.05	$32.22	$27.76	$26.62	$25.70
Income from Investment Operations:
Net investment income/(loss)	.21	.16	.36	.29	.17
Net gain/(loss) on investments (both realized and unrealized)	(15.87)	2.87	4.58	1.18	.99
Total from Investment Operations	(15.66)	3.03	4.94	1.47	1.16
Less Distributions:
Dividends (from net investment income)*	(.29)	(.20)	(.48)	(.33)	(.24)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.29)	(.20)	(.48)	(.33)	(.24)
Net Asset Value, End of Period	$19.10	$35.05	$32.22	$27.76	$26.62
Total Return	(44.84)%	9.39%	17.97%	5.57%	4.53%
Net Assets, End of Period (in thousands)	$96,699	$227,723	$209,951	$201,382	$235,999
Average Net Assets for the Period (in thousands)	$159,561	$230,284	$195,343	$206,310	$232,280
Ratio of Gross Expenses to Average Net Assets(1)	0.78%	0.92%	0.86%	0.86%	0.91%
Ratio of Net Expenses to Average Net Assets(1)	0.78%	0.92%	0.86%	0.86%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.01%	0.46%	1.29%	1.11%	0.74%
Portfolio Turnover Rate	14%	26%	46%	41%	120%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  December 31, 2008  13

Financial Highlights (continued)

Service II Shares

For a share outstanding during each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$35.14	$32.30	$27.85	$26.70	$25.79
Income from Investment Operations:
Net investment income/(loss)	.28	.16	.36	.30	.17
Net gain/(loss) on investments (both realized and unrealized)	(15.98)	2.88	4.58	1.19	.98
Total from Investment Operations	(15.70)	3.04	4.94	1.49	1.15
Less Distributions:
Dividends (from net investment income)*	(.29)	(.20)	(.49)	(.34)	(.24)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.29)	(.20)	(.49)	(.34)	(.24)
Net Asset Value, End of Period	$19.15	$35.14	$32.30	$27.85	$26.70
Total Return	(44.82)%	9.40%	17.92%	5.63%	4.50%
Net Assets, End of Period (in thousands)	$7	$13	$12	$10	$10
Average Net Assets for the Period (in thousands)	$10	$13	$11	$10	$9
Ratio of Gross Expenses to Average Net Assets(1)	0.75%	0.92%	0.86%	0.86%	0.91%
Ratio of Net Expenses to Average Net Assets(1)	0.75%	0.92%	0.86%	0.85%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.04%	0.45%	1.26%	1.12%	0.74%
Portfolio Turnover Rate	14%	26%	46%	41%	120%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  December 31, 2008

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Growth Portfolio	$355,011,136	$263,493,499	$–

Janus Aspen Series  December 31, 2008  15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers fifteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be

16  Janus Aspen Series  December 31, 2008

based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a

Janus Aspen Series  December 31, 2008  17

Notes to Financial Statements (continued)

contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

18  Janus Aspen Series  December 31, 2008

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio

Janus Aspen Series  December 31, 2008  19

Notes to Financial Statements (continued)

would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically

20  Janus Aspen Series  December 31, 2008

reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended, December 31, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the factors market participants would use in pricing the security and are based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2008 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedule of Investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

Janus Aspen Series  December 31, 2008  21

Notes to Financial Statements (continued)

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) is effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.60%.

Effective for the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio’s advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Portfolio’s performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Growth Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above

22  Janus Aspen Series  December 31, 2008

or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2008, the Portfolio recorded a negative Performance Adjustment of $1,026,782.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,606 was paid by the Trust during the fiscal year ended December 31, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, Janus Capital assumed $43,339 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2008.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of

Janus Aspen Series  December 31, 2008  23

Notes to Financial Statements (continued)

affiliated or non-affiliated money market funds or cash management pooled investment vehicles.

During the fiscal year ended December 31, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/08

Janus Aspen Worldwide Growth Portfolio
Janus Cash Liquidity Fund LLC	$327,000	$–	$–	$327,000
Janus Institutional Cash Management Fund - Institutional Shares	48,265,972	65,786,271	396,961	–
Janus Institutional Money Market Fund - Institutional Shares	146,141,915	154,171,479	193,777	228,728

	$194,734,887	$219,957,750	$590,738	$555,728

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2008, the Portfolio incurred “Post-October” losses during the period from November 1, 2008 through December 31, 2008. These losses will be deferred for tax purposes and recognized in 2009.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Worldwide Growth Portfolio	$2,052,819	$–	$(1,581,061,546)	$(21,329,070)	$(67,464)	$(341,658,481)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

					Accumulated
Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2016	Capital Losses

Janus Aspen Worldwide Growth Portfolio	$(334,040,452)	$(989,588,014)	$(253,061,503)	$(4,371,577)	$(1,581,061,546)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Worldwide Growth Portfolio	$960,163,116	$32,013,189	$(373,671,670)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments

24  Janus Aspen Series  December 31, 2008

for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Growth Portfolio	$11,205,435	$–	$–	$–

For the fiscal year ended December 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Growth Portfolio	$10,226,808	$–	$–	$–

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional
	Shares		Service Shares		Service II Shares
Portfolio	2007(1)	2006(1)	2007(1)	2006(1)	2007(1)	2006(1)

Janus Aspen Worldwide Growth Portfolio	0.67%	0.64%	0.92%	0.90%	0.92%	0.90%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	932	1,130
Reinvested dividends and distributions	407	247
Shares repurchased	(5,907)	(6,909)
Net Increase/(Decrease) in Portfolio Shares	(4,568)	(5,532)
Shares Outstanding, Beginning of Period	31,670	37,202
Shares Outstanding, End of Period	27,102	31,670
Transactions in Portfolio Shares – Service Shares
Shares sold	929	1,596
Reinvested dividends and distributions	64	37
Shares repurchased	(2,429)	(1,653)
Net Increase/(Decrease) in Portfolio Shares	(1,436)	(20)
Shares Outstanding, Beginning of Period	6,497	6,517
Shares Outstanding, End of Period	5,061	6,497
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	-	-
Reinvested dividends and distributions	5	2

Janus Aspen Series  December 31, 2008  25

Notes to Financial Statements (continued)

For each fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2008	2007

Shares repurchased	-	-
Net Increase/(Decrease) in Portfolio Shares	5	2
Shares Outstanding, Beginning of Period	372	370
Shares Outstanding, End of Period	377	372
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.

6.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Growth Portfolio	$134,471,672	$339,548,903	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are

26  Janus Aspen Series  December 31, 2008

entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  December 31, 2008  27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 17, 2009

28  Janus Aspen Series  December 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the

Janus Aspen Series  December 31, 2008  29

Additional Information (unaudited) (continued)

Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Growth Portfolio, the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios

30  Janus Aspen Series  December 31, 2008

pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except that with respect to Worldwide Growth Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Portfolio subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Portfolios’ shareholders.

Janus Aspen Series  December 31, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

32  Janus Aspen Series  December 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  December 31, 2008  33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34  Janus Aspen Series  December 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2008:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Worldwide Growth Portfolio	47%

Janus Aspen Series  December 31, 2008  35

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Investment Fund. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (since 1999-2008).	74	Director of Envysion, Inc. (internet technology) and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 91 funds.

36  Janus Aspen Series  December 31, 2008

Trustees (continued)

				Number of
				Funds/Portfolios in
				Fund
				Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with Portfolio	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series  December 31, 2008  37

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with Portfolio	Length of Time Served	During the Past Five Years

Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Aspen Worldwide Growth Portfolio	7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000- 2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

38  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  39

Notes

40  Janus Aspen Series  December 31, 2008

Notes

Janus Aspen Series  December 31, 2008  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolios distributed by Janus Distributors LLC (2/09)

C-0209-109	109-02-703 02-09

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2008	$363,463	$0	$81,875	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2007	$242,179	$0	$163,268	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2008	$339,818	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2007	$102,400	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	and (C)1
2008	$0	$0	$0	$0
2007	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as

Ex99.CERT.

(a)(3)	Not applicable to open-end companies
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery

Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)
Date: February 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery

Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)
Date: February 26, 2009

By:	/s/ Jesper Nergaard

Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)
Date: February 26, 2009